ALLEGIANT FUNDS

Allegiant Small Cap Growth Fund
Allegiant Multi-Factor Mid Cap Growth Fund

June 1, 2009

Dear Shareholders:

Special meetings of the Allegiant Small Cap Growth Fund (the "Selling Small Cap Fund") and Allegiant Multi-Factor Mid Cap Growth Fund (the "Selling Mid Cap Fund" and together with the Selling Small Cap Fund, the "Selling Funds") will be held on July 17, 2009. Enclosed with this letter is a proxy voting ballot, combined proxy statement/prospectus (the "Proxy Statement") and related information to use when casting your vote. The purpose of the special meetings is to vote on a proposal to combine the Selling Funds with and into the Allegiant Multi-Factor Small Cap Growth Fund (the "Acquiring Small Cap Fund") (the "Reorganization").

The proposal has been carefully reviewed by the Board of Trustees. The Trustees believe this proposal is in the interests of shareholders. They recommend that you vote for the proposal.

If the proposed Reorganization is approved, shareholders of the Selling Funds will receive shares of the same class of the Acquiring Small Cap Fund as you currently own. The exchange of shares will take place on the basis of the relative net asset values per share of the respective classes of the three Funds.

As described in more detail in the Proxy Statement, the Board of Trustees is recommending that you approve the Reorganization for the following reasons:

     - For all Funds, it is anticipated that the Reorganization should realize greater portfolio management efficiencies over time because the Funds have the same investment objective (the "investment goal") and similar investment strategies (as described below).

     - Upon consummation of the merger, the Selling Small Cap Fund shareholders will have a lower investment advisory fee (after voluntary waivers) and benefit from the anticipated lower expense ratios (before and after voluntary waivers) of the Acquiring Small Cap Fund. Voluntary fee waivers may be discontinued at any time.

     - Upon consummation of the merger, the Selling Mid Cap Fund shareholders will have a lower investment advisory fee (after voluntary waivers) and benefit from the anticipated lower expense ratios (after voluntary waivers) of the Acquiring Small Cap Fund since the Selling Mid Cap Fund's expense ratio has increased for the six-months ended November 30, 2008. The Acquiring Small Cap Fund has slightly higher gross expense ratios (before waivers) than the Selling Mid Cap Fund. Voluntary fee waivers may be discontinued at any time.

     - For all of the Funds, the transactions contemplated by the Reorganization are expected to be tax-free for federal income tax purposes, which means that shareholders of the Selling Funds would not have a taxable gain or loss on the exchange of their shares and there will be no tax consequences to the Acquiring Small Cap Fund shareholders.

     - No shareholder will pay a sales charge in connection with the proposed Reorganization and the expenses resulting from the transactions contemplated by the Reorganization, including the costs of soliciting proxies, will be paid by the Funds' investment adviser or one of its affiliates.

Shareholders should carefully consider both the similarities and differences between the Selling Funds and the Acquiring Small Cap Fund. These similarities and differences, as well as other important information concerning the proposed Reorganization, are described in detail in the Proxy Statement, which you are encouraged to review. If you have any additional questions, please call Allegiant Funds toll free at 1-800-622-FUND (3863) or visit the web site at www.allegiantfunds.com.

We encourage you to vote in favor of the proposal, and ask that you please promptly return your completed proxy ballot to help save the cost of additional solicitations. As always, we know you have many investment options and we thank you for your confidence and support.

Sincerely,


/s/ John Abunassar
John Abunassar
President
Allegiant Funds

                                 ALLEGIANT FUNDS

QUESTIONS AND ANSWERS TO HELP YOU UNDERSTAND AND VOTE ON THE PROPOSALS

Please read the attached Proxy Statement for more details concerning the information presented in this Q&A. If you have any additional questions, please call Allegiant Funds at 1-800-622-FUND (3863).

WHY ARE THE FUNDS HAVING SPECIAL MEETINGS?

The meetings are being held so that shareholders of the Allegiant Small Cap Growth Fund (the "Selling Small Cap Fund") and the Allegiant Multi-Factor Mid Cap Growth Fund (the "Selling Mid Cap Fund" together with the Selling Small Cap Fund, the "Selling Funds") can vote on a proposal to reorganize their respective Funds into the Allegiant Multi-Factor Small Cap Growth Fund (the "Acquiring Small Cap Fund"). If shareholders decide in favor of the proposal, the Selling Funds will merge into the Acquiring Small Cap Fund, another similar mutual fund in the Allegiant family of funds, by transfer of all of the assets of the Selling Funds in exchange solely for shares of the Acquiring Small Cap Fund. Following the transfer of assets, you will automatically become a shareholder of the Acquiring Small Cap Fund (the "Reorganization").

Shareholders of each Selling Fund will vote separately to approve the Reorganization.

WHAT ARE THE REASONS FOR AND THE ADVANTAGES OF MERGING THE FUNDS?

For all of the Funds, it is anticipated that the Reorganization should realize economies of scale that may result in lower expense ratios over time and greater portfolio management efficiencies. Fixed costs of each portfolio will be spread over a larger, combined shareholder base. In addition, the Selling Small Cap Fund shareholders should benefit from the anticipated lower expense ratios (before and after voluntary waivers) of the Acquiring Small Cap Fund. The Selling Mid Cap Fund shareholders should also benefit from anticipated lower expense ratios (after voluntary waivers) since the Selling Mid Cap Fund expense ratios have increased for the six months ended November 30, 2008, although the Acquiring Small Cap Fund has slightly higher gross total expense ratios
(before waivers) than the Selling Mid Cap Fund. The decrease in gross operating expenses (before voluntary waivers) for the Acquiring Fund is anticipated because of the impact of spreading fixed costs over the larger average net asset base of the combined Funds. Total expenses may be reduced, but lower expenses cannot be guaranteed. Voluntary waivers of expenses may be terminated at any time. Total fees and expenses of the Funds vary from year to year, as a percentage of their respective net assets.

HOW ARE THESE THREE FUNDS ALIKE?

The Selling Funds and Acquiring Small Cap Fund have the same objective (the "investment goal") of long-term capital appreciation and similar strategies for investing in growth-oriented common stocks.

HOW WILL THE NUMBER OF SHARES OF THE ACQUIRING SMALL CAP FUND THAT I RECEIVE BE DETERMINED?

Shareholders of the Selling Funds will receive full and fractional shares of the Acquiring Small Cap Fund equal in value to the shares of the Selling Small Cap Fund or Selling Mid Cap Fund that they owned on the closing date for the Reorganization.

The net asset value of the Selling Small Cap Fund and Selling Mid Cap Fund will not be affected by the Reorganization. That means the Reorganization will not result in a dilution of any shareholder's interest. The market value of your shares will remain the same, although the number of shares you own after the Reorganization may change.

WHO WILL PAY FOR THIS REORGANIZATION?

The expenses of the Reorganization, including legal expenses, printing, packaging and postage, plus the costs of any supplementary solicitation, will be borne by Allegiant Asset Management Company, investment adviser for Allegiant Funds (the "Adviser"), or one of its affiliates.

IF THE FUNDS MERGE, WILL THERE BE ANY TAX OR OTHER CONSEQUENCES FOR ME?

Shareholders of the Selling Funds are not expected to recognize gain or loss for federal income tax purposes on the exchange of their shares for the shares of the Acquiring Small Cap Fund in the Reorganization. The cost basis and holding period of the Selling Funds' shares are expected to carry over to your new shares in the Acquiring Small Cap Fund.

The Adviser expects that a substantial amount of securities of the Selling Mid Cap Fund acquired in the Reorganization will be sold following the Reorganization. Shareholders generally bear the transaction costs involved in the sale of any securities. The transaction costs (i.e. brokerage costs) of the Selling Mid Cap Fund's sale of securities in connection with the Reorganization is currently estimated to be approximately $5,000 but could be more or less depending on various factors. Immediately prior to the Reorganization, each Selling Fund will declare and pay a final distribution to its shareholders of all of the Selling Fund's remaining undistributed investment company taxable income and net capital gain, if any. As of the date of this Proxy Statement, shareholders of the Selling Funds are not expected to receive a capital gains distribution.

You should consult your own tax advisor regarding other federal, state or local tax consequences of the Reorganization.

WHAT DOES THE FUND'S BOARD OF TRUSTEES RECOMMEND?

The Board of Trustees unanimously approved the proposal and believes you should vote in favor of the Reorganization.

WHAT CLASS OF SHARES OF THE ACQUIRING SMALL CAP FUND WILL I RECEIVE AFTER THE REORGANIZATION?

You will receive the same share class in the Acquiring Small Cap Fund as you currently have in the Selling Funds.

HOW DO I VOTE?

You can vote your shares by completing and signing the enclosed proxy card, and promptly returning it in the enclosed postage-paid envelope. Please refer to the proxy card for information about other convenient voting options that may be available to you, if you do not plan to attend the meeting, such as touch-tone telephone and Internet voting. If you need any assistance, or have any questions regarding the proxy or how to vote your shares, please call Allegiant Funds at 1-800-622-FUND (3863).

WHEN WILL THE SHAREHOLDER MEETINGS TAKE PLACE?

The shareholder meetings will be held on July 17, 2009, at the offices of PNC Global Investment Servicing (U.S.) Inc., 760 Moore Road, King of Prussia, Pennsylvania 19406.

WHAT WILL HAPPEN IF THERE ARE NOT ENOUGH VOTES TO REACH A QUORUM BY THE DATE OF THE SCHEDULED SHAREHOLDER MEETINGS?

In order to reach sufficient votes to establish a quorum, representatives of Allegiant Funds or PNC Global Investment Servicing (U.S.) Inc. or a third party proxy solicitor may contact you by mail or telephone. Please vote as soon as practicable after you review the enclosed proxy materials to avoid additional communications that will result in additional costs. If there are not sufficient votes to approve the proposal by the time of the shareholder meetings (July 17, 2009), the meetings may be adjourned to permit further solicitation of proxy votes.

If shareholders do not approve the proposals, the Reorganization will not take place. The Board of Trustees will consider what other, if any, alternative action to take.

                                 ALLEGIANT FUNDS
                                 760 MOORE ROAD
                       KING OF PRUSSIA, PENNSYLVANIA 19406

                         ALLEGIANT SMALL CAP GROWTH FUND
                   ALLEGIANT MULTI-FACTOR MID CAP GROWTH FUND

                   NOTICE OF SPECIAL MEETINGS OF SHAREHOLDERS
                           TO BE HELD ON JULY 17, 2009

Notice is hereby given that a Special Meeting of Shareholders of the Allegiant Small Cap Growth Fund (the "Selling Small Cap Fund") and a Special Meeting of Shareholders of the Allegiant Multi-Factor Mid Cap Growth Fund (the "Selling Mid Cap Fund"), both series of Allegiant Funds (the "Trust"), will be held at the offices of PNC Global Investment Servicing (U.S.) Inc., 760 Moore Road, King of Prussia, Pennsylvania 19406, on July 17, 2009 at 11:00 a.m. (Eastern time), for the following purposes:

Item 1. To consider a proposal to approve a Plan of Reorganization providing for the transfer of all of the assets and all liabilities of the Selling Small Cap Fund and the Selling Mid Cap Fund (each, a "Selling Fund") in exchange solely for shares of beneficial interest of the Allegiant Multi-Factor Small Cap Growth Fund. The shares so received will be distributed to shareholders of the Selling Funds and the Selling Funds will be terminated as soon as practicable thereafter. These actions are referred to as the "Reorganization."

Item 2. To transact such other business as may properly be brought before the meeting.

Shareholders of record of the Selling Funds as of the close of business on April 27, 2009 are entitled to notice of, and to vote at, these meetings or any adjournment of these meetings. The Reorganization will occur only if a Selling Fund's shareholders approve the proposal. However, the failure of one Selling Fund to approve the Reorganization will not affect the consummation of the Reorganization with respect to the other Selling Fund.

SHAREHOLDERS ARE REQUESTED TO EXECUTE AND RETURN PROMPTLY THE ACCOMPANYING PROXY CARD, WHICH IS BEING SOLICITED BY THE BOARD OF TRUSTEES OF THE TRUST. YOU MAY EXECUTE THE PROXY CARD USING THE METHODS DESCRIBED IN THE PROXY CARD. EXECUTING THE PROXY CARD IS IMPORTANT TO ENSURE A QUORUM AT THE MEETING. PLEASE REFER TO YOUR INDIVIDUAL PROXY CARD FOR INFORMATION ABOUT OTHER CONVENIENT VOTING OPTIONS THAT MAY BE AVAILABLE TO YOU, SUCH AS TOUCH-TONE TELEPHONE AND INTERNET VOTING. PROXIES MAY BE REVOKED AT ANY TIME BEFORE THEY ARE EXERCISED BY SUBMITTING A WRITTEN NOTICE OF REVOCATION OR A SUBSEQUENTLY EXECUTED PROXY OR BY ATTENDING THE MEETING AND VOTING IN PERSON.

                                        By Order of the Board of Trustees


                                        /s/ John G Abunassar
                                        John G Abunassar
                                        President
                                        ALLEGIANT FUNDS

June 1, 2009

                     COMBINED PROXY STATEMENT AND PROSPECTUS

                               DATED JUNE 1, 2009

                  RELATING TO THE ACQUISITION OF THE ASSETS AND
                        ASSUMPTION OF THE LIABILITIES OF
                       ALLEGIANT SMALL CAP GROWTH FUND AND
                   ALLEGIANT MULTI-FACTOR MID CAP GROWTH FUND

                        BY AND IN EXCHANGE FOR SHARES OF
                  ALLEGIANT MULTI-FACTOR SMALL CAP GROWTH FUND

                                 ALLEGIANT FUNDS
                                 760 MOORE ROAD
                       KING OF PRUSSIA, PENNSYLVANIA 19406
                              1-800-622-FUND (3863)

This Combined Proxy Statement and Prospectus ("Proxy Statement") is a proxy statement for each Selling Fund (as defined below) and a prospectus for the Acquiring Fund (as defined below). The Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees of Allegiant Funds ("Allegiant" or the "Trust") in connection with the Special Meetings of Shareholders (the "Meetings") of Allegiant Small Cap Growth Fund (the "Selling Small Cap Fund" or the "Selling Fund") and Allegiant Multi-Factor Mid Cap Growth Fund (the "Selling Mid Cap Fund" or "Selling Fund" and together with the Selling Small Cap Fund, the "Selling Funds"), to be held on July 17, 2009 at 11:00 a.m. (Eastern time), at the offices of PNC Global Investment Servicing (U.S.) Inc., 760 Moore Road, King of Prussia, Pennsylvania 19406. At the Meetings, shareholders of the Selling Funds, each Fund voting separately but not by class, will be asked to consider and approve a proposed reorganization, as described in the Plan of Reorganization, the form of which is attached hereto as Exhibit A (the "Reorganization Plan"). The Reorganization Plan contemplates the transfer of the assets and liabilities of the Selling Funds to, and in exchange for, shares of Allegiant Multi-Factor Small Cap Growth Fund (the "Acquiring Small Cap Fund" or "Acquiring Fund"), the distribution of the shares so received to shareholders of the Selling Funds and the termination of the Selling Funds as soon as practicable thereafter (the "Reorganization"). The Acquiring Small Cap Fund and the Selling Funds are individually referred to as a "Fund" and collectively referred to as the "Funds." Allegiant's Declaration of Trust does not require shareholders of the Acquiring Small Cap Fund to approve the Reorganization.

This Proxy Statement sets forth concisely the information that a shareholder of the Selling Funds should know before voting on the Reorganization, and should be retained for future reference. Please read this Proxy Statement and keep it for future reference.

A Statement of Additional Information dated June 1, 2009, relating to this Proxy Statement and the Reorganization and including certain financial information about the Funds has been filed with the Securities and Exchange Commission ("SEC") and is incorporated by reference in its entirety into this Proxy Statement. A copy of such Statement of Additional Information is available upon request and without charge by writing to the Trust, 760 Moore Road, King of Prussia, Pennsylvania 19406, or by calling toll-free 1-800 622-FUND (3863). To obtain more information about the Allegiant Funds mutual fund family, visit AllegiantFunds.com.

THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The Reorganization Plan provides that each Selling Fund will transfer all of its assets and liabilities to the Acquiring Fund, in exchange for shares of the Acquiring Fund, in an amount equal in value to the aggregate net assets of the respective Selling Fund. The Reorganization is expected to be completed at the close of business on July 24, 2009, or such other time as the Board of Trustees may determine (the "Closing Date").

As soon as is practicable after the Closing Date, each Selling Fund will liquidate and distribute pro rata to its shareholders of record the Acquiring Fund's shares received, so that a holder of shares in each Selling Fund determined as of the close of regular trading on the New York Stock Exchange on the business day next preceding the Closing Date (the "Valuation Date") will receive a number of shares of the Acquiring Fund with the same aggregate value as the shareholder had in the Selling Funds on the Valuation Date (the "Effective Time"). At the Effective Time, shareholders of the Selling Funds will become shareholders of the Acquiring Fund. The Selling Funds will then be terminated.

The Trust is an open-end, management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). Allegiant Asset Management Company ("AAMC" or the "Adviser") is the investment adviser to the Selling Funds and the Acquiring Fund. PNC Global Investment Servicing (U.S.) Inc. ("PNC") and AAMC serve as Co-Administrators to the Trust pursuant to a Co-Administration and Accounting Services Agreement dated February 27, 2009. Professional Funds Distributor, LLC (the "Distributor") serves as the distributor of the Funds.

For a more detailed discussion of the investment goals, policies, risks and restrictions of the Funds, see the Funds' prospectuses each dated October 1, 2008, as supplemented, which have been filed with the SEC and are incorporated by reference into this Proxy Statement. The prospectuses set forth disclosure relating to the Selling Funds and the Acquiring Small Cap Fund. A copy of the Acquiring Small Cap Fund's prospectus for the class of shares that you own accompanies this Proxy Statement. A Statement of Additional Information dated June 1, 2009 relating to the proposed transaction described in this Proxy Statement has been filed with the SEC and is incorporated by reference in this Proxy Statement. Additional information concerning the Funds and the Trust is contained in the Trust's Statement of Additional Information dated October 1, 2008, as supplemented. Financial information regarding the Funds and the Trust is available in the Trust's Annual Report dated May 31, 2008 and Semi-Annual Report dated November 30, 2008, each of which has been filed with the SEC. Copies of the Statements of Additional Information, Annual Report or Semi-Annual Report are available upon request and without charge by calling 1-800 622-FUND
(3863).

You may also obtain these documents by accessing the Internet Site for Allegiant Funds at www.allegiantfunds.com. In addition, these documents, as well as proxy materials and other reports, may be obtained from the EDGAR database on the SEC's Internet site at www.sec.gov. You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 1-202-551-8090). You may request documents by mail from the SEC, upon payment of a duplication fee, by writing to: Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-0102. You may also obtain this information upon payment of a duplicating fee, by e-mailing the SEC at: publicinfo@sec.gov.

This Proxy Statement is expected to be mailed to shareholders on or about June 3, 2009.

An Investment in a Selling Fund or in the Acquiring Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any government agency. An investment in the Funds involves risk, including the possible loss of principal.

TABLE OF CONTENTS

SYNOPSIS ........................................................... 4
   THE REORGANIZATION .............................................. 4
   THE TRUST ....................................................... 4
   INVESTMENT GOALS, PRINCIPAL INVESTMENT STRATEGIES
      AND FUNDAMENTAL RESTRICTIONS ................................. 5
   PRINCIPAL RISKS OF INVESTING .................................... 8
   TEMPORARY POSITIONS ............................................. 8
   PERFORMANCE ..................................................... 8
   FEES AND EXPENSES ...............................................13
   PURCHASE, REDEMPTION AND EXCHANGE PROCEDURES ....................23
   DIVIDENDS AND OTHER DISTRIBUTIONS ...............................25
PRINCIPAL RISK FACTORS .............................................25
INVESTMENT ADVISER .................................................26
   INVESTMENT ADVISORY FEES ........................................27
DISTRIBUTOR ........................................................27
CO-ADMINISTRATION SERVICES .........................................27
INFORMATION RELATING TO THE REORGANIZATION .........................27
   DESCRIPTION OF THE REORGANIZATION ...............................27
   REASONS FOR THE REORGANIZATION ..................................28
   FEDERAL INCOME TAXES ............................................30
FINANCIAL HIGHLIGHTS ...............................................33
CAPITALIZATION .....................................................37
SHAREHOLDER RIGHTS .................................................37
VOTING MATTERS .....................................................38
   GENERAL INFORMATION .............................................38
   VOTING RIGHTS AND REQUIRED VOTE .................................38
   RECORD DATE AND OUTSTANDING SHARES ..............................39
   SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT ..40
ADDITIONAL INFORMATION .............................................47
OTHER BUSINESS .....................................................48
SHAREHOLDER INQUIRIES ..............................................48
EXHIBIT A: FORM OF PLAN OF REORGANIZATION ..........................A-1

                                    SYNOPSIS

This Synopsis is only a summary of information contained elsewhere in this Proxy Statement, or incorporated by reference into this Proxy Statement. For more complete information, shareholders should read the Proxy Statement, including the Plan of Reorganization.

THE REORGANIZATION

BACKGROUND. Pursuant to the Reorganization Plan, each Selling Fund will transfer all of its assets and liabilities to the Acquiring Fund, solely in exchange for shares of the Acquiring Small Cap Fund. Each Selling Fund will distribute the shares that it receives to its shareholders and will then be terminated. The result of the Reorganization will be that shareholders of the Selling Funds will become shareholders of the Acquiring Small Cap Fund. A shareholder will receive shares in the Acquiring Small Cap Fund equal in value to shares held in the respective Selling Fund before the Reorganization. No sales charges will be imposed in connection with the Reorganization. The following table shows the class of shares of the Acquiring Fund that shareholders of each Selling Fund will receive as part of the Reorganization:

SELLING FUNDS    ACQUIRING SMALL CAP FUND
-------------    ------------------------
Class A Shares   Class A Shares
Class C Shares   Class C Shares
Class I Shares   Class I Shares

The Board of Trustees of the Trust, including the Trustees who are not "interested persons" within the meaning of Section 2(a)(19) of the 1940 Act, considered the proposed Reorganization at a meeting held on February 27, 2009. After a thorough review of all aspects of the Reorganization and for the reasons set forth below (see "INFORMATION RELATING TO THE REORGANIZATION - REASONS FOR THE REORGANIZATION"), the Board of Trustees has concluded that the Reorganization would be in the best interests of the Funds, and that the interests of existing shareholders would not be diluted as a result of the transactions contemplated by the Reorganization. One of the conditions for completing the Reorganization is approval by shareholders of the Selling FUNDS. THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR APPROVAL OF THE REORGANIZATION.

TAX CONSEQUENCES. The Reorganization is intended to qualify as a tax-free reorganization for U.S. federal income tax purposes. If the Reorganization so qualifies, neither the Selling Funds nor their shareholders will recognize gain or loss in the transactions contemplated by the Reorganization. As a condition to the closing of the Reorganization, the Trust will receive an opinion from counsel to the Trust to that effect. No tax ruling from the Internal Revenue Service regarding the Reorganization has been requested. The opinion of counsel is not binding on the Internal Revenue Service and does not preclude the Internal Revenue Service from adopting a contrary position.

DISTRIBUTIONS. Before the Reorganization, the Selling Funds expect to distribute ordinary income and capital gains, if any, to their shareholders. These distributions will be taxable to shareholders.

The foregoing description of the Reorganization is qualified by reference to the full text of the Reorganization Plan (the form of which is attached hereto as Exhibit A).

THE TRUST

The Trust was organized as a Massachusetts business trust on January 28, 1986. The Trust is a series fund authorized to issue separate classes or series of shares of beneficial interest. The Funds are registered as open-end management investment companies. The Trust may issue an unlimited number of shares in one or more series or classes as the Board of Trustees may authorize. The Selling Small Cap

Fund commenced operations as a separate investment portfolio of the Trust on August 1, 1997. The Selling Mid Cap Fund commenced operations as a separate investment portfolio of the Trust on June 15, 2000. The Acquiring Small Cap Fund commenced operations as a separate investment portfolio of the Trust on September 30, 2005.

INVESTMENT GOALS, PRINCIPAL INVESTMENT STRATEGIES AND FUNDAMENTAL RESTRICTIONS

This section will help you compare the investment goals, principal investment strategies and limitations of each Selling Fund with the Acquiring Fund. Please be aware that this is only a brief discussion. More complete information may be found in the enclosed prospectus.

SELLING SMALL CAP FUND                     ACQUIRING SMALL CAP FUND
----------------------                     ------------------------
INVESTMENT GOAL: Long-term capital         INVESTMENT GOAL: Long-term capital
appreciation.                              appreciation.

PRINCIPAL INVESTMENT STRATEGY: Investing   PRINCIPAL INVESTMENT STRATEGY:
in growth-oriented common stocks of        Investing in securities of small cap
small cap companies.                       companies with prospects for
                                           accelerated earnings or revenue
                                           growth.

INVESTMENT STRATEGIES: The Selling Small   INVESTMENT STRATEGIES: The Acquiring
Cap Fund invests in a diversified          Small Cap Fund invests in a
portfolio of publicly traded small cap     diversified portfolio of small cap
equity securities of U.S. companies.       equity securities.

Under normal circumstances, at least 80%   Under normal circumstances, at least
of the Selling Small Cap Fund's net        80% of the Acquiring Small Cap Fund's
assets plus any borrowings for             net assets plus any borrowings for
investment purposes will be invested in    investment purposes will be invested
securities issued by small cap             in equity securities of small cap
companies. The Selling Small Cap Fund      companies that the Adviser believes
will provide shareholders with at least    offer the potential for accelerated
60 days notice before changing this 80%    earnings or revenue growth relative
policy. The Selling Small Cap Fund         to the broader stock market. The
invests primarily in domestic equity       Acquiring Small Cap Fund will provide
securities.                                shareholders with at least 60 days
                                           notice before changing this 80%
The Selling Small Cap Fund considers a     policy.
small capitalization or "small cap"
company to be one that has a market        Although the Acquiring Small Cap Fund
capitalization at the time of purchase     is diversified and does not intend to
within the range of market                 focus on any particular industry
capitalizations of companies               sectors, the Acquiring Small Cap
constituting the Russell 2000 Growth       Fund's investment strategy may
Index. The market capitalization range     involve, at times, investing a
of the Russell 2000 Growth Index changes   significant portion of its assets in
constantly, and as a result, the           one or more industry sectors that the
capitalization of small cap companies in   Adviser believes hold high potential
which the Selling Small Cap Fund may       for growth. As a result, poor
invest will also change. As long as an     performance or negative economic
investment continues to meet the Selling   events affecting one or more of these
Fund's other investment criteria, the      sectors could have a greater impact
Selling Small Cap Fund may choose to       on the Acquiring Small Cap Fund than
hold a common stock even if the            on other funds that maintain broader
company's market capitalization grows      sector coverage.
beyond or falls below the market
capitalization range of the Russell 2000   The Acquiring Small Cap Fund
Growth Index. As of August 31, 2008,       considers a small capitalization or
market capitalizations of companies in     "small cap" company to be one that
the Russell 2000 Growth Index ranged       has a market capitalization at the
from approximately $48 million to $5.6     time of purchase within the range of
billion.                                   market capitalizations of companies
                                           constituting the Russell 2000 Growth
                                           Index. The market capitalization
                                           range of the Russell 2000 Growth
                                           Index changes constantly, and

                                           as a result, the capitalization of
                                           small cap companies in which the
                                           Acquiring Small Cap Fund may invest
                                           will also change. As long as an
                                           investment continues to meet the
                                           Acquiring Fund's other investment
                                           criteria, the Acquiring Small Cap
                                           Fund may choose to hold a common
                                           stock even if the company's market
                                           capitalization grows beyond or falls
                                           below the market capitalization range
                                           of the Russell 2000 Growth Index. As
                                           of August 31, 2008, market
                                           capitalizations of companies in the
                                           Russell 2000 Growth Index ranged from
                                           approximately $48 million to $5.6
                                           billion.

SELLING MID CAP FUND                       ACQUIRING SMALL CAP FUND
----------------------                     ------------------------
INVESTMENT GOAL: Long-term capital         INVESTMENT GOAL: Long-term capital
appreciation.                              appreciation.

PRINCIPAL INVESTMENT STRATEGY: Investing   PRINCIPAL INVESTMENT STRATEGY:
in growth-oriented common stocks of mid    Investing in securities of small cap
cap companies.                             companies with prospects for
                                           accelerated earnings or revenue
                                           growth.

INVESTMENT STRATEGIES: The Selling Mid     INVESTMENT STRATEGIES: The Acquiring
Cap Fund invests in growth-oriented        Small Cap Fund invests in a
common stocks of U.S. mid cap companies    diversified portfolio of small cap
(i.e., companies within the Russell        equity securities.
Midcap Growth Index that possess higher
price-to-book ratios and higher            Under normal circumstances, at least
forecasted growth values).                 80% of the Acquiring Small Cap Fund's
                                           net assets plus any borrowings for
Under normal circumstances, at least 80%   investment purposes will be invested
of the Selling Mid Cap Fund's net assets   in equity securities of small cap
plus any borrowings for investment         companies that the Adviser believes
purposes will be invested in equity        offer the potential for accelerated
securities of mid cap companies that the   earnings or revenue growth relative
Adviser believes offer the potential for   to the broader stock market. The
accelerated earnings or revenue growth     Acquiring Small Cap Fund will provide
relative to the broader stock market.      shareholders with at least 60 days
The Selling Mid Cap Fund will provide      notice before changing this 80%
shareholders with at least 60 days         policy.
notice before changing this 80% policy.
The Selling Fund invests primarily in
domestic equity securities.                Although the Acquiring Small Cap Fund
                                           is diversified and does not intend to
Although the Selling Mid Cap Fund is       focus on any particular industry
diversified and does not intend to focus   sectors, the Acquiring Small Cap
on any particular industry sectors, the    Fund's investment strategy may
Fund's investment strategy may involve,    involve, at times, investing a
at times, investing a significant          significant portion of its assets in
portion of its assets in one or more       one or more industry sectors that the
industry sectors that the Adviser          Adviser believes hold high potential
believes hold high potential for growth.   for growth. As a result, poor
As a result, poor performance or           performance or negative economic
negative economic events affecting one     events affecting one or more of these
or more of these sectors could have a      sectors could have a greater impact
greater impact on the Fund than on other   on the Acquiring Small Cap Fund than
funds that maintain broader sector         on other funds that maintain broader
coverage.                                  sector coverage.

                                           The Acquiring Small Cap Fund
The Selling Mid Cap Fund considers a       considers a small capitalization or
mid-capitalization or "mid-cap" company    "small cap" company to be one that
to be one that                             has a market capitalization at the
                                           time of purchase within the range of
                                           market capitalizations of

has a market capitalization at the time    companies constituting the Russell
of purchase within the range of market     2000 Growth Index. The market
capitalizations of companies               capitalization range of the Russell
constituting the Russell Midcap Growth     2000 Growth Index changes constantly,
Index. The market capitalization range     and as a result, the capitalization
of the Russell Midcap Growth Index         of small cap companies in which the
changes constantly, and as a result, the   Acquiring Small Cap Fund may invest
capitalization of mid cap companies in     will also change. As long as an
which the Selling Fund may invest will     investment continues to meet the
also change. As long as an investment      Acquiring Small Cap Fund's other
continues to meet the Selling Mid Cap      investment criteria, the Acquiring
Fund's other investment criteria, the      Small Cap Fund may choose to hold a
Selling Mid Cap Fund may choose to hold    common stock even if the company's
a common stock even if the company's       market capitalization grows beyond or
market capitalization grows beyond or      falls below the market capitalization
falls below the market capitalization      range of the Russell 2000 Growth
range of the Russell Midcap Growth         Index. As of August 31, 2008, market
Index. As of August 31, 2008, market       capitalizations of companies in the
capitalizations of companies in the        Russell 2000 Growth Index ranged from
Russell Midcap Growth Index ranged from    approximately $48 million to $5.6
approximately $71 million to $21.9         billion.
billion.

With respect to the Selling Small Cap Fund, the Adviser seeks to invest in small cap companies with strong growth in revenue, earnings and cash flow. Investment decisions are also based on the security's valuation relative to the company's expected growth rate, earnings quality and competitive position, valuation compared to similar securities and the security's trading liquidity. Reasons for selling securities (in the Selling Small Cap Fund's portfolio) include disappointing fundamentals, negative industry developments, evidence of management's inability to execute a sound business plan, capitalization exceeding the Adviser's definition of "small capitalization," desire to reduce exposure to an industry or sector, and valuation levels which cannot be justified by the company's fundamental growth prospects. The Selling Small Cap Fund also utilizes an active trading approach. The Adviser may choose to sell a holding when it no longer offers attractive growth prospects or to take advantage of a better investment opportunity.

With respect to both the Selling Mid Cap Fund and the Acquiring Fund, the Adviser uses an analytical process together with fundamental research methods to rate the performance potential of companies. The Adviser buys those stocks that it believes offer the best prospects for superior performance relative to the securities of comparable companies. The Adviser assesses a company's prospects for growth by reviewing and analyzing purchase candidates individually. The Selling Mid Cap Fund and Acquiring Small Cap Fund also utilize an active trading approach.

Each Fund may invest in initial public offerings ("IPOs"), the performance of which is unpredictable and the effect of which may not be duplicated during periods in which the Funds do not invest in IPOs.

Each Fund may also invest up to 20% of its assets in foreign securities.

The Selling Funds and the Acquiring Fund have the same fundamental investment restrictions which are set forth in the Funds' Statement of Additional Information dated October 1, 2008, as supplemented.

PRINCIPAL RISKS OF INVESTING

The Funds are subject to market risk, IPO risk and active trading risk. Additionally, the Selling Small Cap Fund and Acquiring Small Cap Fund are subject to small companies risk. Please see "Principal Risk Factors" below for more information concerning the risks of investing in each Fund.

TEMPORARY POSITIONS

For temporary defensive purposes, to avoid losses during unusual economic, market, political or other conditions, each Fund may invest up to 100% of its assets in short-term high quality debt instruments. These instruments would not ordinarily be consistent with a Fund's principal investment strategies, and may prevent a Fund from achieving its investment objective. Each Fund will use these strategies only if the Adviser believes that the risk of loss outweighs the opportunity for achieving the Fund's investment objective.

Each Fund also may temporarily deviate from its policy requiring it to invest at least 80% of its net assets in particular types of securities in other limited, appropriate circumstances, such as unusually large cash inflows or redemptions, or the temporary unavailability of a sufficient supply of such securities.

PERFORMANCE

The bar chart and performance information for the Selling Funds and Acquiring Small Cap Fund illustrate the volatility of an investment in the Funds. The Funds' past performance does not necessarily indicate how a Fund will perform in the future.

This bar chart shows changes in the performance of the Selling Small Cap Fund's Class A Shares from year to year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class A Shares of the Selling Small Cap Fund would be less than those shown below. The performance of Class C and I Shares will differ due to differences in expenses.

CALENDAR YEAR TOTAL RETURNS - SELLING SMALL CAP FUND

                                   (BAR CHART)

1999    35.63%
2000   -15.19%
2001    -8.27%
2002   -39.47%
2003    45.14%
2004    -0.21%
2005    -5.04%
2006     7.40%
2007    10.08%
2008   -37.20%

Best Quarter     36.11%   (12/31/99)
Worst Quarter   -25.82%    (9/30/01)

The following table illustrates the average annual total returns, including applicable sales charges, for the period ended December 31, 2008 for the Selling Small Cap Fund to those of the Russell 2000 Growth Index. The Russell 2000 Growth Index is comprised of securities in the Russell 2000 Index with higher than average price-to-book ratios and forecasted growth values. The Russell 2000 Index is an unmanaged index comprised of 2,000 of the smallest companies among the 3,000 largest U.S. companies based on market capitalization.

After-tax returns are shown for only Class A Shares and after-tax returns for other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

SELLING SMALL CAP FUND

AVERAGE ANNUAL TOTAL RETURNS                                        10 YEARS OR
(FOR THE PERIODS ENDED DECEMBER 31, 2008)      1 YEAR   5 YEARS   SINCE INCEPTION
-----------------------------------------      ------   -------   ---------------
Class A Shares (inception 8/1/97)
   Returns Before Taxes                        -40.64%   -7.84%        -4.72%
   Returns After Taxes on Distributions        -40.64%   -7.84%        -4.90%
   Returns After Taxes on Distributions and
      Sale of Fund Shares                      -26.41%   -6.49%        -3.81%
   Russell 2000 Growth Index (reflects no
      deduction for fees, expenses or taxes)   -38.54%   -2.35%        -0.76%
Class C Shares (inception 1/20/00)
   Returns Before Taxes                        -38.32%   -7.46%        -9.14%
   Russell 2000 Growth Index (reflects no
      deduction for fees, expenses or taxes)   -38.54%   -2.35%        -4.66%
Class I Shares (inception 8/1/97)
   Returns Before Taxes                        -37.07%   -6.56%        -3.95%
   Russell 2000 Growth Index (reflects no
      deduction for fees, expenses or taxes)   -38.54%   -2.35%        -0.76%

This bar chart shows changes in the performance of the Selling Mid Cap Fund's Class A Shares from year to year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class A Shares of the Selling Mid Cap Fund would be less than those shown below. The performance of Class C and I Shares will differ due to differences in expenses.

CALENDAR YEAR TOTAL RETURNS - SELLING MID CAP FUND

                                   (BAR CHART)

1999    45.47%
2000    -8.11%
2001   -19.17%
2002   -31.25%
2003    33.68%
2004     5.72%
2005     5.99%
2006     7.00%
2007    12.13%
2008   -45.90%

Best Quarter     34.98%   (12/31/99)
Worst Quarter   -27.33%   (12/31/08)

The following table illustrates the average annual total returns, including applicable sales charges, for the period ended December 31, 2008 for the Selling Mid Cap Fund to those of the Russell Midcap Growth Index. The Russell Midcap Growth Index measures the performance of those companies in the Russell Midcap Index with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap Index measures the performance of the 800 smallest U.S. companies among the largest 1,000 U.S. companies based on market capitalization.

After-tax returns are shown for only Class A Shares and after-tax returns for other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

SELLING MID CAP FUND

AVERAGE ANNUAL TOTAL RETURNS                                     10 YEARS OR
(FOR THE PERIODS ENDED DECEMBER 31, 2008)   1 YEAR   5 YEARS   SINCE INCEPTION
-----------------------------------------   ------   -------   ---------------
Class A Shares (inception 10/31/88)
   Returns Before Taxes                     -48.85%   -7.23%       -3.75%
   Returns After Taxes on Distributions     -48.85%   -7.25%       -5.27%
   Returns After Taxes on Distributions
      and Sale of Fund Shares               -31.75%   -5.99%       -3.12%
   Russell Midcap Growth Index (reflects
      no deduction for fees, expenses
      or taxes)                             -44.32%   -2.33%       -0.19%
Class C Shares (inception 6/15/00)
   Returns Before Taxes                     -46.79%   -6.79%      -10.13%
   Russell Midcap Growth Index (reflects
      no deduction for fees, expenses
      or taxes)                             -44.32%   -2.33%       -0.19%
Class I Shares (inception 10/31/88)
   Returns Before Taxes                     -45.77%   -5.95%       -2.96%
   Russell Midcap Growth Index (reflects
      no deduction for fees, expenses
      or taxes)                             -44.32%   -2.33%       -0.19%

This bar chart shows changes in the performance of the Acquiring Small Cap Fund Fund's Class A Shares from year to year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class A Shares of the Acquiring Small Cap Fund would be less than those shown below. The performance of Class C and I Shares will differ due to differences in expenses.

CALENDAR YEAR TOTAL RETURNS - ACQUIRING SMALL CAP FUND

                                   (BAR CHART)

2006     7.13%
2007    10.38%
2008   -37.05%

Best Quarter     11.49%    (3/31/06)
Worst Quarter   -24.59%   (12/31/08)

The following table illustrates the average annual total returns, including applicable sales charges, for the period ended December 31, 2008 for the Acquiring Small Cap Fund to those of the Russell 2000 Growth Index. The Russell 2000 Growth Index is comprised of securities in the Russell 2000 Index with higher than average price-to-book ratios and forecasted growth values. The Russell 2000 Index is an unmanaged index comprised of 2,000 of the smallest companies among the 3,000 largest U.S. companies based on market capitalization.

After-tax returns are shown for only Class A Shares and after-tax returns for other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

ACQUIRING SMALL CAP FUND

AVERAGE ANNUAL TOTAL RETURNS                           SINCE
(FOR THE PERIODS ENDED DECEMBER 31, 2008)   1 YEAR   INCEPTION
-----------------------------------------   ------   ---------
Class A Shares (inception 9/30/05)
   Returns Before Taxes                     -40.50%    -9.97%
   Returns After Taxes on Distributions     -40.50%   -10.04%
   Returns After Taxes on Distributions
      and Sale of Fund Shares               -26.32%    -8.28%
   Russell 2000 Growth Index (reflects no
      deduction for fees, expenses
      or taxes)                             -38.54%    -8.18%
Class C Shares (inception 9/30/05)
   Returns Before Taxes                     -37.71%    -8.17%
   Russell 2000 Growth Index (reflects no
      deduction for fees, expenses
      or taxes)                             -38.54%    -8.18%
Class I Shares (inception 9/30/05)
   Returns Before Taxes                     -36.95%    -8.21%
   Russell 2000 Growth Index (reflects no
      deduction for fees, expenses
      or taxes)                             -38.54%    -8.18%

                                       12

FEES AND EXPENSES

The following comparative fee tables show the fees for each of the Selling Funds and for the Acquiring Small Cap Fund as of twelve months ended November 30, 2008. As indicated below, the total expenses of the Acquiring Small Cap Fund (currently and following the Reorganization) are lower than those of the Selling Small Cap Fund (before and after voluntary fee waivers). However, the total expenses of the Acquiring Small Cap Fund (currently and following the Reorganization) are higher than those of the Selling Mid Cap Fund (before and after voluntary fee waivers). The contractual management fee (currently and following the Reorganization) of each the Selling Funds is the same as that of the Acquiring Fund. The pro forma tables show the Acquiring Fund's fees assuming that the Reorganization is approved by shareholders of only one of the Selling Funds and assuming that the Reorganization is approved by both of the Selling Funds. In addition, following the expense tables and expense examples is supplemental fee and expense information for the six-month period ended November 30, 2008.

                     SELLING SMALL CAP FUND - CLASS A SHARES

                                                                                                           COMBINED FUND
                                                                                      COMBINED FUND         PRO FORMA -
                                                                                       PRO FORMA -      (SELLING SMALL CAP
                                                            SELLING                (SELLING SMALL CAP     FUND + SELLING
                                                           SMALL CAP   ACQUIRING    FUND + ACQUIRING       MID CAP FUND
                                                              FUND        FUND       SMALL CAP FUND)     + ACQUIRING FUND)
                                                           ---------   ---------   ------------------   ------------------
SHAREHOLDER FEES (paid directly from your investment)
   Maximum Sales Charge (Load) Imposed on Purchases (as
      a percentage of offering price)(1)                    5.50%        5.50%            5.50%                5.50%
   Maximum Deferred Sales Charge (Load) (as a
      percentage of net asset value) (2)                    None         None             None                 None
   Maximum Sales Charge (Load) Imposed on Reinvested
      Dividends and Other Distributions (as a
      percentage of offering price)                         None         None             None                 None
   Redemption Fee (as a percentage of amount redeemed,
      if applicable)                                        None         None             None                 None
   Exchange Fee                                             None         None             None                 None
ANNUAL FUND OPERATING EXPENSES (expenses that you
      pay each year as a percentage of the value of
      your investment)
   Investment Advisory Fees(3)                              1.00%        1.00%            1.00%                1.00%
   Distribution (12b-1) Fees(4)                             0.04%        0.03%            0.03%                0.03%
   Other Expenses:
      Shareholder Servicing Fees(5)                         0.25%        0.25%            0.25%                0.25%
      Other                                                 0.73%(6)     0.73%            0.62%                0.47%
   Total Other Expenses                                     0.98%        0.98%            0.87%                0.72%
   Total Annual Fund Operating Expenses(3)                  2.02%        2.01%            1.90%                1.75%

----------
(1) This sales charge varies depending upon how much you invest. See the "Sales Charges" section of the prospectus for the Funds.

(2) A 1.00% contingent deferred sales charge is charged if you redeemed Class A Shares purchased in the amount of $1,000,000 or more within 18 months.

(3) The advisory fee is reduced 0.95% on assets of $500 million or more, but less than $1 billion and to 0.90% on assets of $1 billion and over for the Selling Small Cap Fund and the Acquiring Fund. The Adviser has voluntarily agreed to waive fees and reimburse expenses, limiting Total Annual Fund Operating Expenses to the amounts set forth below. This voluntary advisory fee waiver and expense reimbursement is expected to remain in effect until at least May 31, 2010 but may be changed or terminated by the Adviser at any time. After these waivers, actual Total Annual Fund Operating Expenses would be:

                                                       ADVISORY FEES     TOTAL EXPENSES
                                                      AFTER VOLUNTARY   AFTER VOLUNTARY
                                                        FEE WAIVERS         WAIVERS
                                                      ---------------   ---------------
Selling Small Cap Fund                                     0.55%             1.57%
Acquiring Fund                                             0.20%             1.21%
Combined Fund Pro-Forma -(Selling Small Cap Fund +
   Acquiring Fund)                                         0.31%             1.21%
Combined Fund Pro Forma -( Selling Small Cap Fund +
   Selling Mid Cap Fund + Acquiring Fund)                  0.46%             1.21%

(4) Each Funds Distribution (12b-1) Fees have been restated to reflect current expenses expected to be incurred by each Fund's Class A Shares during the current fiscal year. Each Fund may reimburse expenses up to a maximum of 0.10% under the Funds' distribution plan for Class A Shares but expects such reimbursements to be no more than the Distribution (12b-1) Fees stated in the tables above for each Fund during the current fiscal year. The fees shown are the actual fee rates as of May 29, 2009 and reflect fee increases as of August 1, 2008 from 0.02% to 0.04% for the Selling Funds and 0.01% to 0.03% for the Acquiring Fund.

(5) Certain financial institutions may provide administrative services to their customers who own Class A Shares and may be paid up to 0.25% (on an annualized basis) of the net asset value of such Class A Shares. For further information, see the "Shareholder Services Plan" section of the Statement of Additional Information for the Funds.

(6) Other Expenses for the Selling Fund include indirect fees and expenses of Acquired Funds less than 0.01% but greater than 0.005%.

                      SELLING MID CAP FUND - CLASS A SHARES

                                                                                           COMBINED FUND
                                                                                            PRO FORMA -
                                                                         COMBINED FUND     (SELLING SMALL
                                                                          PRO FORMA -       CAP FUND +
                                                  SELLING                (SELLING MID       SELLING MID
                                                  MID CAP   ACQUIRING     CAP FUND +        CAP FUND +
                                                    FUND       FUND     ACQUIRING FUND)   ACQUIRING FUND)
                                                  -------   ---------   ---------------   ---------------
SHAREHOLDER FEES (paid directly from your
   investment)
   Maximum Sales Charge (Load) Imposed on
      Purchases (as a percentage of offering
      price)(1)                                   5.50%       5.50%          5.50%             5.50%
   Maximum Deferred Sales Charge (Load) (as a
      percentage of net asset value) (2)          None        None           None              None
   Maximum Sales Charge (Load) Imposed on
      Reinvested Dividends and Other
      Distributions (as a percentage of
      offering price)                             None        None           None              None
   Redemption Fee (as a percentage of amount
      redeemed, if applicable)                    None        None           None              None
   Exchange Fee                                   None        None           None              None
ANNUAL FUND OPERATING EXPENSES (expenses
      that you pay each year as a percentage of
      the value of your investment)
   Investment Advisory Fees(3)                    1.00%       1.00%          1.00%             1.00%
   Distribution (12b-1) Fees(4)                   0.04%       0.03%          0.03%             0.03%
   Other Expenses:
      Shareholder Servicing Fees(5)               0.25%       0.25%          0.25%             0.25%
      Other                                       0.45%(6)    0.73%          0.39%             0.47%
   Total Other Expenses                           0.70%       0.98%          0.64%             0.72%
   Total Annual Fund Operating Expenses(3)        1.74%       2.01%          1.67%             1.75%

----------
(1) This sales charge varies depending upon how much you invest. See the "Sales Charges" section of the prospectus for the Funds.

(2) A 1.00% contingent deferred sales charge is charged if you redeemed Class A Shares purchased in the amount of $1,000,000 or more within 18 months.

(3) The advisory fee is reduced 0.95% on assets of $500 million or more, but less than $1 billion and to 0.90% on assets of $1 billion and over for the Acquiring Fund. The advisory fee is reduced to 0.95% on assets of $1 billion or more, but less than $1.5 billion and to 0.90% on assets of $1.5 billion or over for the Selling Mid Cap Fund. The Adviser has voluntarily agreed to waive fees and reimburse expenses, limiting Total Annual Fund Operating Expenses to the amounts set forth below. This voluntary advisory fee waiver and expense reimbursement is expected to remain in effect until at least May 31, 2010 but may be changed or terminated by the Adviser at any time. After these waivers, actual Total Annual Fund Operating Expenses would be:

                                                       ADVISORY FEES     TOTAL EXPENSES
                                                      AFTER VOLUNTARY   AFTER VOLUNTARY
                                                        FEE WAIVERS         WAIVERS
                                                      ---------------   ---------------
Selling Mid Cap Fund                                       0.45%             1.19%
Acquiring Fund                                             0.20%             1.21%
Combined Fund Pro-Forma -(Selling Mid Cap Fund +
   Acquiring Fund)                                         0.54%             1.21%
Combined Fund Pro Forma -(Selling Small Cap Fund +
   Selling Mid Cap Fund + Acquiring Fund)                  0.46%             1.21%

(4) Each Funds Distribution (12b-1) Fees have been restated to reflect current expenses expected to be incurred by each Fund's Class A Shares during the current fiscal year. Each Fund may reimburse expenses up to a maximum of 0.10% under the Funds' distribution plan for Class A Shares but expects such reimbursements to be no more than the Distribution (12b-1) Fees stated in the tables above for each Fund during the current fiscal year. The fees shown are the actual fee rates as of May 29, 2009 and reflect fee increases as of August 1, 2008 from 0.02% to 0.04% for the Selling Funds and 0.01% to 0.03% for the Acquiring Fund.

(5) Certain financial institutions may provide administrative services to their customers who own Class A Shares and may be paid up to 0.25% (on an annualized basis) of the net asset value of such Class A Shares. For further information, see the "Shareholder Services Plan" section of the Statement of Additional Information for the Funds.

(6) Other Expenses for the Selling Fund include indirect fees and expenses of Acquired Funds less than 0.01% but greater than 0.005%.

EXPENSE EXAMPLE

These Examples are intended to help you compare the cost of investing in Class A Shares of the Funds with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in a Fund for the time periods indicated and that you sell your shares at the end of the periods.

The Examples also assume that each year your investment has a 5% return, Fund expenses remain the same and you reinvest all dividends and distributions. Although your actual costs may be different, your approximate costs of investing $10,000 in the Funds would be:

FUND                                           1 YEAR   3 YEARS   5 YEARS   10 YEARS
----                                           ------   -------   -------   --------
Selling Small Cap Fund - Class A                $744     $1,149    $1,578    $2,769
Selling Mid Cap Fund- Class A                   $717     $1,068    $1,442    $2,489
Acquiring Fund - Class A                        $743     $1,146    $1,573    $2,759
Combined Fund Pro-Forma -( Selling Small Cap
   Fund + Acquiring Fund) - Class A             $732     $1,114    $1,520    $2,650
Combined Fund Pro-Forma -(Selling Mid Cap
   Fund + Acquiring Fund) - Class A             $710     $1,048    $1,407    $2,417
Combined Fund Pro Forma -(Selling Small Cap
   Fund + Selling Mid Cap Fund + Acquiring
   Fund) - Class A                              $718     $1,071    $1,447    $2,499

                     SELLING SMALL CAP FUND - CLASS C SHARES

                                                                                                               COMBINED FUND
                                                                                                                PRO FORMA -
                                                                                            COMBINED FUND     (SELLING SMALL
                                                                                             PRO FORMA -        CAP FUND +
                                                                                           (SELLING SMALL    SELLING MID CAP
                                                          SELLING SMALL                       CAP FUND +          FUND +
                                                             CAP FUND     ACQUIRING FUND   ACQUIRING FUND)    ACQUIRING FUND)
                                                          -------------   --------------   ---------------   ----------------
SHAREHOLDER FEES (paid directly from your investment)
   Maximum Sales Charge (Load) Imposed on Purchases (as
      a percentage of offering price)                        None              None             None               None
   Maximum Deferred Sales Charge (Load) (as a
      percentage of net asset value) (1)                     1.00%             1.00%            1.00%              1.00%
   Maximum Sales Charge (Load) Imposed on Reinvested
      Dividends and Other Distributions (as a
      percentage of offering price)                          None              None             None               None
   Redemption Fee (as a percentage of amount redeemed,
      if applicable)                                         None              None             None               None
   Exchange Fee                                              None              None             None               None
   ANNUAL FUND OPERATING EXPENSES (expenses that you
      pay each year as a percentage of the value of
      your investment)
   Investment Advisory Fees(2)                               1.00%             1.00%            1.00%              1.00%
   Distribution (12b-1) Fees                                 0.75%             0.75%            0.75%              0.75%
   Other Expenses:
      Shareholder Servicing Fees(3)                          0.25%             0.25%            0.25%              0.25%
      Other                                                  0.73%(4)          0.73%            0.62%              0.47%
   Total Other Expenses                                      0.98%             0.98%            0.87%              0.72%
   Total Annual Fund Operating Expenses(2)                   2.73%             2.73%            2.62%              2.47%

----------
(1) A contingent deferred sales charge is charged only with respect to Class C Shares redeemed prior to 18 months from the date of purchase.

(2) The advisory fee is reduced 0.95% on assets of $500 million or more, but less than $1 billion and to 0.90% on assets of $1 billion and over for the Selling Small Cap Fund and the Acquiring Fund. A voluntary waiver of investment advisory fees by the Adviser, as described below, is expected to remain in effect until at least May 31, 2010 but may be changed or terminated by the Adviser at any time. After these waivers, actual Investment Advisory Fees and Total Annual Fund Operating Expenses would be:

                                                                               TOTAL EXPENSES
                                                       ADVISORY FEES AFTER    AFTER VOLUNTARY
                                                      VOLUNTARY FEE WAIVERS       WAIVERS
                                                      ---------------------   ---------------
Selling Small Cap Fund                                        0.55%                2.28%
Acquiring Fund                                                0.20%                1.93%
Combined Fund Pro-Forma -(Selling Small Cap Fund +
   Acquiring Fund)                                            0.31%                1.93%
Combined Fund Pro Forma -( Selling Small Cap Fund +
   Selling Mid Cap Fund + Acquiring Fund)                     0.46%                1.93%

(3) Certain financial institutions may provide administrative services to their customers who own Class C Shares and may be paid up to 0.25% (on an annualized basis) of the net asset value of such Class C Shares. For further information, see the "Shareholder Services Plan" section of the Statement of Additional Information for the Funds.

(4) Other Expenses for the Selling Fund include indirect fees and expenses of Acquired Funds less than 0.01% but greater than 0.005%.

                      SELLING MID CAP FUND - CLASS C SHARES

                                                                                                              COMBINED FUND
                                                                                                               PRO FORMA -
                                                                                           COMBINED FUND     (SELLING SMALL
                                                                                            PRO FORMA -        CAP FUND +
                                                                                         (SELLING MID CAP   SELLING MID CAP
                                                          SELLING MID                         FUND +             FUND +
                                                            CAP FUND    ACQUIRING FUND    ACQUIRING FUND)    ACQUIRING FUND)
                                                          -----------   --------------   ----------------   ----------------
SHAREHOLDER FEES (paid directly from your investment)
   Maximum Sales Charge (Load) Imposed on Purchases (as
      a percentage of offering price)                       None             None            None               None
   Maximum Deferred Sales Charge (Load) (as a
      percentage of net asset value) (1)                    1.00%            1.00%           1.00%              1.00%
   Maximum Sales Charge (Load) Imposed on Reinvested
      Dividends and Other Distributions (as a
      percentage of offering price)                         None             None            None               None
   Redemption Fee (as a percentage of amount redeemed,
      if applicable)                                        None             None            None               None
   Exchange Fee                                             None             None            None               None
   ANNUAL FUND OPERATING EXPENSES (expenses that you
      pay each year as a percentage of the value of
      your investment)
   Investment Advisory Fees(2)                              1.00%            1.00%           1.00%              1.00%
   Distribution (12b-1) Fees                                0.75%            0.75%           0.75%              0.75%
   Other Expenses:
      Shareholder Servicing Fees(3)                         0.25%            0.25%           0.25%              0.25%
      Other                                                 0.45%(4)         0.73%           0.39%(6)           0.47%(6)
   Total Other Expenses                                     0.70%            0.98%           0.64%              0.72%
   Total Annual Fund Operating Expenses(2)                  2.45%            2.73%           2.39%              2.47%

----------
(1) A contingent deferred sales charge is charged only with respect to Class C Shares redeemed prior to 18 months from the date of purchase..

(2) The advisory fee is reduced 0.95% on assets of $500 million or more, but less than $1 billion and to 0.90% on assets of $1 billion and over for the Acquiring Fund. The advisory fee is reduced to 0.95% on assets of $1 billion or more, but less than $1.5 billion and to 0.90% on assets of $1.5 billion or over for the Selling Mid Cap Fund. A voluntary waiver of investment advisory fees by the Adviser, as described below, is expected to remain in effect until at least May 31, 2010 but may be changed or terminated by the Adviser at any time. After these waivers, actual Investment Advisory Fees and Total Annual Fund Operating Expenses would be:

                                                                              TOTAL EXPENSES
                                                      ADVISORY FEES AFTER    AFTER VOLUNTARY
                                                     VOLUNTARY FEE WAIVERS       WAIVERS
                                                     ---------------------   ---------------
Selling Mid Cap Fund                                         0.45%                1.90%
Acquiring Fund                                               0.20%                1.93%
Combined Fund Pro-Forma -(Selling Mid Cap Fund +
   Acquiring Fund)                                           0.54%                1.93%
Combined Fund Pro Forma -(Selling Small Cap Fund +
   Selling Mid Cap Fund + Acquiring Fund)                    0.46%                1.93%

(3) Certain financial institutions may provide administrative services to their customers who own Class C Shares and may be paid up to 0.25% (on an annualized basis) of the net asset value of such Class C Shares. For further information, see the "Shareholder Services Plan" section of the Statement of Additional Information for the Funds.

(4) Other Expenses for the Selling Fund include indirect fees and expenses of Acquired Funds less than 0.01% but greater than 0.005%.

EXPENSE EXAMPLE

These Examples are intended to help you compare the cost of investing in Class C Shares of the Funds with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in a Fund for the time periods indicated and that you sell your shares at the end of the periods.

The Examples also assume that each year your investment has a 5% return, Fund expenses remain the same and you reinvest all dividends and distributions. Although your actual costs may be different, your approximate costs of investing $10,000 in the Funds would be:

IF YOU REDEEM YOUR SHARES AT THE END OF THE PERIOD:

FUND                                                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
----                                                  ------   -------   -------   --------
Selling Small Cap Fund - Class C                       $376      $847     $1,445    $3,061
Selling Mid Cap Fund - Class C                         $348      $764     $1,306    $2,786
Acquiring Fund - Class C                               $376      $847     $1,445    $3,061
Combined Fund Pro-Forma -(Selling Small Cap Fund +
   Acquiring Fund) - Class C                           $365      $814     $1,390    $2,954
Combined Fund Pro-Forma -(Selling Mid Cap Fund +
   Acquiring Fund) - Class C                           $342      $745     $1,275    $2,726
Combined Fund Pro Forma -(Selling Small Cap Fund +
   Selling Mid Cap Fund + Acquiring Fund) - Class C    $350      $770     $1,316    $2,806

IF YOU DO NOT REDEEM YOUR SHARES AT THE END OF THE PERIOD:

FUND                                                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
----                                                  ------   -------   -------   --------
Selling Small Cap Fund - Class C                       $276      $847     $1,445    $3,061
Selling Mid Cap Fund - Class C                         $248      $764     $1,306    $2,786
Acquiring Fund - Class C                               $276      $847     $1,445    $3,061
Combined Fund Pro-Forma -(Selling Small Cap Fund +
   Acquiring Fund) - Class C                           $265      $814     $1,390    $2,954
Combined Fund Pro-Forma -(Selling Mid Cap Fund +
   Acquiring Fund) - Class C                           $242      $745     $1,275    $2,726
Combined Fund Pro Forma -(Selling Small Cap Fund +
   Selling Mid Cap Fund + Acquiring Fund) - Class C    $250      $770     $1,316    $2,806

                     SELLING SMALL CAP FUND - CLASS I SHARES

                                                                                                               COMBINED FUND
                                                                                                                PRO FORMA -
                                                                                            COMBINED FUND     (SELLING SMALL
                                                                                             PRO FORMA -        CAP FUND +
                                                                                           (SELLING SMALL    SELLING MID CAP
                                                          SELLING SMALL                       CAP FUND +          FUND +
                                                             CAP FUND     ACQUIRING FUND   ACQUIRING FUND)    ACQUIRING FUND)
                                                          -------------   --------------   ---------------   ----------------
SHAREHOLDER FEES (paid directly from your investment)
   Maximum Sales Charge (Load) Imposed on Purchases (as
      a percentage of offering price)                        None              None             None               None
   Maximum Deferred Sales Charge (Load) (as a
      percentage of net asset value)                         None              None             None               None
   Maximum Sales Charge (Load) Imposed on Reinvested
      Dividends and Other Distributions (as a
      percentage of offering price)                          None              None             None               None
   Redemption Fee (as a percentage of amount redeemed,
      if applicable)                                         None              None             None               None
   Exchange Fee                                              None              None             None               None
   ANNUAL FUND OPERATING EXPENSES (expenses that you
      pay each year as a percentage of the value of
      your investment)
   Investment Advisory Fees(1)                               1.00%             1.00%            1.00%              1.00%
   Distribution (12b-1) Fees(2)                              0.04%             0.03%            0.03%              0.03%
   Other Expenses:                                           0.73%(3)          0.73%            0.62%              0.47%
   Total Annual Fund Operating Expenses(1)                   1.77%             1.76%            1.65%              1.50%

----------
(1) The advisory fee is reduced 0.95% on assets of $500 million or more, but less than $1 billion and to 0.90% on assets of $1 billion and over for the Selling Small Cap Fund and the Acquiring Fund. A voluntary waiver of investment advisory fees by the Adviser, as described below, is expected to remain in effect until at least May 31, 2010 but may be changed or terminated by the Adviser at any time. After these waivers, actual Investment Advisory Fees and Total Annual Fund Operating Expenses would be:

                                                      ADVISORY FEES AFTER    TOTAL EXPENSES AFTER
                                                     VOLUNTARY FEE WAIVERS     VOLUNTARY WAIVERS
                                                     ---------------------   --------------------
Selling Small Cap Fund                                       0.55%                   1.32%
Acquiring Fund                                               0.20%                   0.96%
Combined Fund Pro-Forma -(Selling Small Cap Fund +
   Acquiring Fund)                                           0.31%                   0.96%
Combined Fund Pro Forma -(Selling Small Cap Fund +
   Selling Mid Cap Fund + Acquiring Fund)                    0.46%                   0.96%

(2) Each Funds Distribution (12b-1) Fees have been restated to reflect current expenses expected to be incurred by each Fund's Class I Shares during the current fiscal year. Each Fund may reimburse expenses up to a maximum of 0.10% under the Funds' distribution plan for Class I Shares but expects such reimbursements to be no more than the Distribution (12b-1) Fees stated in the tables above for each Fund during the current fiscal year. The fees shown are the actual fee rates as of May 29, 2009 and reflect fee increases as of August 1, 2008 from 0.02% to 0.04% for the Selling Funds and 0.01% to 0.03% for the Acquiring Fund.

(3) Other Expenses for the Selling Fund include indirect fees and expenses of Acquired Funds less than 0.01% but greater than 0.005%.

                      SELLING MID CAP FUND - CLASS I SHARES

                                                                                                              COMBINED FUND
                                                                                                               PRO FORMA -
                                                                                           COMBINED FUND     (SELLING SMALL
                                                                                            PRO FORMA -        CAP FUND +
                                                                                         (SELLING MID CAP   SELLING MID CAP
                                                          SELLING MID                         FUND +             FUND +
                                                            CAP FUND    ACQUIRING FUND    ACQUIRING FUND)    ACQUIRING FUND)
                                                          -----------   --------------   ----------------   ----------------
SHAREHOLDER FEES (paid directly from your investment)
   Maximum Sales Charge (Load) Imposed on Purchases (as
      a percentage of offering price)                       None             None              None               None
   Maximum Deferred Sales Charge (Load) (as a
      percentage of net asset value)                        None             None              None               None
   Maximum Sales Charge (Load) Imposed on Reinvested
      Dividends and Other Distributions (as a
      percentage of offering price)                         None             None              None               None
   Redemption Fee (as a percentage of amount redeemed,
      if applicable)                                        None             None              None               None
   Exchange Fee                                             None             None              None               None
   ANNUAL FUND OPERATING EXPENSES (expenses that you
      pay each year as a percentage of the value of
      your investment)
   Investment Advisory Fees(1)                              1.00%            1.00%             1.00%              1.00%
   Distribution (12b-1) Fees(2)                             0.04%            0.03%             0.03%              0.03%
   Other Expenses:                                          0.45%(3)         0.73%             0.39%              0.47%
   Total Annual Fund Operating Expenses(1)                  1.49%            1.76%             1.42%              1.50%

----------
(1) The advisory fee is reduced 0.95% on assets of $500 million or more, but less than $1 billion and to 0.90% on assets of $1 billion and over for the Acquiring Fund. The advisory fee is reduced to 0.95% on assets of $1 billion or more, but less than $1.5 billion and to 0.90% on assets of $1.5 billion or over for the Selling Mid Cap Fund. A voluntary waiver of investment advisory fees by the Adviser, as described below, is expected to remain in effect until at least May 31, 2010 but may be changed or terminated by the Adviser at any time. After these waivers, actual Investment Advisory Fees and Total Annual Fund Operating Expenses would be:

                                                                              TOTAL EXPENSES
                                                      ADVISORY FEES AFTER    AFTER VOLUNTARY
                                                     VOLUNTARY FEE WAIVERS       WAIVERS
                                                     ---------------------   ---------------
Selling Mid Cap Fund                                         0.45%                0.94%
Acquiring Fund                                               0.20%                0.96%
Combined Fund Pro-Forma -(Selling Mid Cap Fund +
   Acquiring Fund)                                           0.54%                0.96%
Combined Fund Pro Forma -(Selling Small Cap Fund +
   Selling Mid Cap Fund + Acquiring Fund)                    0.46%                0.96%

(2) Each Funds Distribution (12b-1) Fees have been restated to reflect current expenses expected to be incurred by each Fund's Class I Shares during the current fiscal year. Each Fund may reimburse expenses up to a maximum of 0.10% under the Funds' distribution plan for Class I Shares but expects such reimbursements to be no more than the Distribution (12b-1) Fees stated in the tables above for each Fund during the current fiscal year. The fees shown are the actual fee rates as of May 29, 2009 and reflect fee increases as of August 1, 2008 from 0.02% to 0.04% for the Selling Funds and 0.01% to 0.03% for the Acquiring Fund.

(3) Other Expenses for the Selling Fund include indirect fees and expenses of Acquired Funds less than 0.01% but greater than 0.005%.

EXPENSE EXAMPLE

These Examples are intended to help you compare the cost of investing in Class I Shares of the Funds with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in a Fund for the time periods indicated and that you sell your shares at the end of the periods.

The Examples also assume that each year your investment has a 5% return, Fund expenses remain the same and you reinvest all dividends and distributions. Although your actual costs may be different, your approximate costs of investing $10,000 in the Funds would be:

FUND                                                                           1 YEAR   3 YEARS   5 YEARS   10 YEARS
----                                                                           ------   -------   -------   --------
Selling Small Cap Fund - Class I                                                $180      $557      $959     $2,084
Selling Mid Cap Fund - Class I                                                  $152      $471      $813     $1,779
Acquiring Fund - Class I                                                        $179      $554      $954     $2,073
Combined Fund Pro-Forma -(Selling Small Cap Fund + Acquiring Fund) - Class I    $168      $520      $897     $1,955
Combined Fund Pro-Forma -(Selling Mid Cap Fund + Acquiring Fund) - Class I      $145      $449      $776     $1,702
Combined Fund Pro Forma -(Selling Small Cap Fund + Selling Mid Cap Fund +
   Acquiring Fund) - Class I                                                    $153      $474      $818     $1,791

SUPPLEMENTAL (UNAUDITED) EXPENSE AND FEE INFORMATION

For the six-month period through November 30, 2008, the investment advisory fee and expense ratios, after voluntary fee waivers, were as follows:

              INVESTMENT ADVISORY FEE (AFTER VOLUNTARY FEE WAIVERS)

                           Class A Shares   Class C Shares   Class I Shares
                           --------------   --------------   --------------
Selling Small Cap Fund          0.55%            0.55%            0.55%
Selling Mid Cap Fund            0.45%            0.45%            0.45%
Acquiring Small Cap Fund        0.26%            0.26%            0.26%

                 NET EXPENSE RATIO (AFTER VOLUNTARY FEE WAIVERS)

                           Class A Shares   Class C Shares   Class I Shares
                           --------------   --------------   --------------
Selling Small Cap Fund          1.59%            2.31%            1.34%
Selling Mid Cap Fund            1.23%            1.95%            0.98%
Acquiring Small Cap Fund        1.20%            1.93%*           0.95%

* Class C Shares of the Acquiring Small Cap Fund have not commenced operations.

PURCHASE, REDEMPTION AND EXCHANGE PROCEDURES

The procedures for purchasing, redeeming and exchanging shares of the Selling Funds and the Acquiring Small Cap Fund are identical. See the applicable prospectuses for detailed information.

SALES CHARGES

CLASS A SHARES

The offering price of Class A Shares is the net asset value per share next calculated after a Fund receives your request, plus the front-end sales load. The amount of any front-end sales charge included in your offering price varies, depending on the amount of your investment as follows:

                                    SALES CHARGE AS % OF OFFERING   AS A % OF NET ASSET   DEALERS' REALLOWANCE AS A % OF
IF YOUR INVESTMENT IS:                     PRICE PER SHARE            VALUE PER SHARE        OFFERING PRICE PER SHARE
----------------------              -----------------------------   -------------------   ------------------------------
Less than $25,000                                5.50                       5.82                       5.00
$25,000 but less than $50,000                    5.25                       5.54                       4.75
$50,000 but less than $100,000                   4.75                       4.99                       4.25
$100,000 but less than $250,000                  3.75                       3.90                       3.25
$250,000 but less than $500,000                  3.00                       3.09                       2.50
$500,000 but less than $1,000,000                2.00                       2.04                       1.50
$1,000,000 or more                               0.00                       0.00                       0.00

There is no front-end sales charge on purchases of Class A Shares of $1,000,000 or more and in such cases, the Fund's underwriter, Adviser, or one of their affiliates will make a payment to the selected dealer in an amount not to exceed 1.00% of the amount invested. If you redeem the shares within 18 months after the purchase date, a contingent deferred sales charge of 1.00% will be assessed against your account.

You may qualify for a reduced sales charge if you are purchasing shares of an Allegiant Fund. When calculating the appropriate sales charge rate, Allegiant will combine same day purchases of Class A Shares (that are subject to a sales charge) made by you, your spouse and your minor children (under age 21), in investment accounts held at different broker dealers and retirement accounts. This combination also applies to Class A Shares that you purchase with a Letter of Intent, described in the Funds' prospectus section entitled "Reduced Sales Charges - Class A Shares." YOU MUST NOTIFY ALLEGIANT OF THE PURCHASES THAT QUALIFY FOR THIS DISCOUNT AT THE TIME OF PURCHASE. In order to obtain a breakpoint discount, it may be necessary at the time of purchase for you to inform the fund or your financial intermediary of the existence of other accounts that you have with an intermediary in which there are holdings eligible to be aggregated to meet sales load breakpoints. You may be asked to provide information or records, including account statements, regarding shares of Allegiant Funds held in:

     -    all of your accounts at Allegiant or a financial intermediary;

     -    any of your accounts at another financial intermediary; and

     - accounts of parties related to you, such as your spouse or minor children (under age 21), at any financial intermediary.

The Fund's prospectus also includes information on when the front-end sales charge may be waived in the prospectus section entitled "Waiver of Front-End Sales Charge-Class A Shares."

CLASS I SHARES

There are no sales charges on the purchase of Class I shares.

CLASS C SHARES

There are no front-end sales charges on the purchase of Class C shares. A contingent deferred sales charge is assessed if a shareholder redeems shares within 18 months of initial purchase.

DISTRIBUTION AND SHAREHOLDER SERVICE PLANS

Each share class of the Selling Funds and Acquiring Small Cap Fund is subject to a distribution plan under Rule 12b-1 (each a "Plan" and, collectively, the "Plans") which allows the Funds to reimburse expenses related to the sale and distribution of their shares. The Funds may make payments under the Plans for the purpose of financing any activity primarily intended to result in the sale and distribution of their shares. Because these fees are paid out of the Funds' assets continuously, over time these fees will increase the cost of your investment and may cost more than paying other types of sales charges. The table below indicates the fees expected to be incurred under the Plans for the current fiscal year. Unless otherwise noted, the fees shown also represent the maximum amount payable under each Plan.

DISTRIBUTION (12B-1) FEES

                      SELLING    SELLING   ACQUIRING
                     SMALL CAP   MID CAP   SMALL CAP
                        FUND       FUND       FUND
                     ---------   -------   ---------
Class A Shares(1)      0.04%      0.03%      0.03%
Class C Shares         0.75%      0.75%      0.75%
Class I Shares(1)      0.04%      0.03%      0.03%

(1) Each Fund may reimburse expenses up to a maximum of 0.10% under the Funds' Plan for Class A Shares but expects such reimbursements to be no more than 0.04% for the Selling Funds and 0.03% for the Acquiring Fund as of May 29, 2009. Similarly, each Fund may also reimburse expenses up to a maximum of 0.10% under the Funds' Plan for Class I Shares but expects such reimbursements to be no more than 0.04% for the Selling Funds and 0.03% for the Acquiring Fund as of May 29, 2009.

The Selling Funds and Acquiring Small Cap Fund have adopted a shareholder services plan with respect to their Class A Shares and Class C Shares. Accordingly, each share class may pay for services provided by financial institutions to its shareholders who hold such shares. Such services include, but are not limited to, processing purchase and redemption orders, processing dividend payments and maintaining customer account records. Each Fund may pay these financial institutions up to 0.25% of the average daily net assets attributable to Class A Shares or Class C Shares for these shareholder services.

DIVIDENDS AND OTHER DISTRIBUTIONS

Each of the Selling Funds and Acquiring Small Cap Fund pays dividends from net investment income annually. Each Fund makes distributions of capital gains, if any, at least annually. The Funds make additional distributions, if necessary, to avoid the imposition of any Federal income or excise taxes on the Funds. See the applicable prospectuses for more detailed information. Before the Reorganization, the Selling Funds expect to distribute ordinary income and capital gains, if any, to their shareholders. These distributions will be taxable to shareholders.

                             PRINCIPAL RISK FACTORS

The investment objectives and policies of the Funds are similar. Therefore, an investment in the Acquiring Small Cap Fund will involve materially the same investment risks as an investment in the Selling Funds. The Adviser invests Fund assets in a way that the Adviser believes will help a Fund achieve its investment goal. Investing in each Fund involves risk and there is no guarantee that a Fund will achieve its investment goal. For a more complete discussion of the risks associated with the Funds, see the enclosed prospectus.

SELLING SMALL CAP FUND      SELLING MID CAP FUND       ACQUIRING SMALL CAP FUND
-------------------------   ------------------------   -------------------------
PRINCIPAL RISKS:            PRINCIPAL RISKS:           PRINCIPAL RISKS:
-    Active Trading Risk    -    Active Trading Risk   -    Active Trading Risk
-    IPO Risk               -    IPO Risk              -    IPO Risk
-    Market Risk            -    Market Risk           -    Market Risk
-    Small Companies Risk                              -    Small Companies Risk

ACTIVE TRADING RISK. If the Adviser frequently buys and sells securities, the result may be correspondingly higher expenses and other transaction costs, which are ultimately borne by the fund's shareholders. Higher portfolio turnover rates may also generate larger taxable income and taxable capital gains than would result from lower portfolio turnover rates and may create higher tax liability for the Funds' shareholders.

IPO RISK. The market value of IPO shares may fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. When a Fund's asset base is small, a significant portion of the Fund's performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund. As a Fund's assets grow, the effect of the Fund's investments in IPOs on the Fund's performance probably will decline, which could reduce the Fund's performance.

MARKET RISK. Market risk is the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Funds' securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

Each Fund is also subject to the risk that its primary market segment defined in the Fund's Principal Investment Strategy may underperform other market segments or the markets as a whole.

SMALL COMPANIES RISK. Small capitalization companies may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap stocks may be more volatile than those of larger companies. These securities may be traded over the counter or listed on an exchange. It may be harder to sell the smallest capitalization company stocks, which can reduce their selling prices.

                               INVESTMENT ADVISER

AAMC, with its principal offices at 200 Public Square, 5th Floor, Cleveland, Ohio 44114, serves as the Adviser to the Funds. Prior to June 13, 2005, the Adviser was known as National City Investment Management Company. As of December 31, 2008, the Adviser had approximately $27.8 billion in assets under management. The Adviser, including its predecessors, has been providing investment management services since 1995. The Adviser is an indirect wholly-owned subsidiary of PNC Financial Services Group ("PNC Group"), as of the merger of National City Corporation into PNC Group effective December 31, 2008.

The Adviser utilizes a team approach for the day-to-day management of the Funds. No one person is primarily responsible for making investment recommendations to the team. The Structured Equity Investment Management Team of the Adviser currently manages the Funds. The name and business experience of the members of the Structured Equity Investment Management Team are shown in the table below.

NAME                             BUSINESS EXPERIENCE
------------------------------   -------------------------------------------------------------------
STRUCTURED EQUITY INVESTMENT MANAGEMENT TEAM

Hitesh C. Patel, PhD             Mr. Patel has overall responsibility for quantitative research and
Managing Director                portfolio management.
Years with Adviser: 4
Industry experience: 15 years    Prior to joining the Adviser in April 2005, Mr. Patel served as
                                 Director of Quantitative Research at Harris Investment Management,
                                 Inc. ("HIM"). Mr. Patel had been with HIM since 1998.

Paul Kleinaitis, CFA             Mr. Kleinaitis is responsible for portfolio management and
Senior Portfolio Manager         investment research.
Years with Adviser: 4
Industry experience: 22 years    Prior to joining the Adviser in April 2005, Mr. Kleinaitis was a portfolio manager for HIM. Mr. Kleinaitis had been with HIM since
                                 1999.

Rob C. Roquitte, CFA             Mr. Roquitte is responsible for portfolio management.
Senior Portfolio Manager
Years with Adviser: 4            Prior to joining the Adviser in April 2005, Mr. Roquitte was a
Industry experience: 22 years    portfolio manager for HIM. Mr. Roquitte had been with HIM since
                                 1999.

Steven D. Greiner, PhD           Mr. Greiner is responsible for quantitative research and portfolio
Senior Quantitative Strategist   modeling.
Years with Adviser: 4
Industry experience: 15 years    Prior to joining the Adviser in April 2005, Mr. Greiner served as senior quantitative strategist at HIM since 2003. Prior to that, he served as Director of Quantitative Research with Clover Capital
                                 Management. Mr. Greiner had been with Clover Capital management since 2000.

The Adviser makes investment decisions for the Funds and continuously reviews, supervises and administers each Fund's investment program. The Board of Trustees of the Trust supervises the Adviser and establishes policies that the Adviser must follow in its management activities.

Information about the Structured Equity Investment Management Team's compensation, other accounts managed and the Team's ownership of securities in the Funds are found in each Fund's Statement of Additional Information.

INVESTMENT ADVISORY FEES

     The table below shows the advisory fees (before and after fee waivers) the Adviser received for each Fund for the fiscal year ended May 31, 2008:

          FUND             ADVISORY FEE (BEFORE WAIVERS)   ADVISORY FEE (AFTER WAIVERS)
------------------------   -----------------------------   ----------------------------
Selling Small Cap Fund                 1.00%*                          0.55%
Selling Mid Cap Fund                   1.00%*                          0.45%
Acquiring Small Cap Fund               1.00%*                          0.28%

----------
* The contractual advisory fee for the funds is 1.00% that advisory fee is reduced to 0.95% on assets of $500 million or more, but less than $1 billion and to 0.90% on assets of $1 billion and over for the Acquiring Fund and Selling Small Cap Fund. The advisory fee is reduced to 0.95% on assets of $1 billion or more, but less than $1.5 billion and to 0.90% on assets of $1.5 billion and over for the Selling Mid Cap Fund.

A discussion regarding the basis for the Board's approval of the Selling and Acquiring Funds' investment advisory contract is available in the Funds' semi-annual report to shareholders for the period ended November 30, 2008.

                                   DISTRIBUTOR

Professional Funds Distributor, LLC, with its principal offices at 760 Moore Road, King of Prussia, Pennsylvania 19406, serves as the Distributor of the Funds.

                           CO-ADMINISTRATION SERVICES

PNC, with its principal offices at 760 Moore Road, King of Prussia, Pennsylvania 19406, and AAMC began serving as co-administrators to the Trust on March 1, 2009. Prior to March 1, 2009, PNC and National City Bank ("NCB"), with its principal offices at 1900 East Ninth Street, Cleveland, Ohio 44114, served as co-administrators to the Trust. As of December 31, 2008, NCB and AAMC are indirect wholly-owned subsidiaries of PNC Group, the parent company of PNC.

                   INFORMATION RELATING TO THE REORGANIZATION

DESCRIPTION OF THE REORGANIZATION

The terms and conditions under which the Reorganization will be implemented are set forth in the Reorganization Plan (the form of which is attached hereto as Exhibit A). Significant provisions of the Reorganization Plan are summarized below; however, this summary is qualified in its entirety by reference to the Reorganization Plan.

Pursuant to the Reorganization Plan, the Board of Trustees is proposing that each Selling Fund transfer all of its assets and assign all of its stated liabilities to the Acquiring Fund, in exchange for shares of the Acquiring Fund, having an aggregate net asset value equal to the value of all assets transferred less the stated liabilities of each Selling Fund assumed by the Acquiring Fund. The Selling Funds then will effect a pro rata distribution of such shares of the Acquiring Small Cap Fund to the shareholders of record of the Selling Funds as of the Effective Time of the Reorganization. The Selling Funds would then be liquidated and dissolved. As a result, the shareholders of the Selling Funds will become shareholders of the Acquiring Fund. The total value of the Acquiring Small Cap Fund shares will be the same as the total value of the Acquiring Small Cap Fund shares plus the shares of the Selling Funds prior to the Reorganization.

Shareholders of the Selling Funds will receive the same class of shares of the Acquiring Small Cap Fund as the shares of the Selling Funds they held prior to the Reorganization. Shareholders of the Selling Funds who receive shares of the Acquiring Small Cap Fund in the Reorganization will have the same rights with respect to the Acquiring Small Cap Fund after the Reorganization as they had as shareholders of the Selling Funds.

The value of the Selling Funds' assets acquired and the amount of its liabilities assumed by the Acquiring Small Cap Fund and the net asset value per share of the Acquiring Small Cap Fund will be determined on the business day next preceding the Closing Date in accordance with valuation procedures described in the Trust's Declaration of Trust and the Acquiring Fund's then current prospectuses and statement of additional information.

Completion of the Reorganization is subject to a number of conditions set forth in the Reorganization Plan. In addition, the Reorganization Plan and the Reorganization may be abandoned at any time for any reason prior to the Closing Date by the vote of a majority of the Board of Trustees, even if a majority of the Selling Funds' shareholders approve the Reorganization. At any time prior to or after approval of the Reorganization Plan by shareholders of the Selling Funds, any provision of the Reorganization Plan may be amended upon authorization of the Board of Trustees without approval of the Selling Funds' shareholders. At any time prior to the Closing Date, the Board of Trustees may waive any condition set forth in the Reorganization Plan if, in the Board's judgment, such waiver will not have a material adverse effect on the interests of the Funds' shareholders.

These provisions permit the Board of Trustees to amend and waive provisions that are substantive, as well as provisions that are ministerial or de minimis in nature. In approving any such amendment or granting any such waiver, the Board will be subject to its fiduciary duties of care and loyalty to shareholders, including that such amendment or waiver be in the best interest of the Selling Funds' shareholders.

REASONS FOR THE REORGANIZATION

At a meeting held on February 27, 2009, the Board of Trustees of the Trust approved the Reorganization Plan. The Board of Trustees is proposing the Reorganization in an attempt to reduce expenses associated with the operations of the Funds and to eliminate duplicative funds. The Board of Trustees considered a number of factors in determining whether to approve the Reorganization, including that Funds have the same investment objectives and similar strategies for investing in growth-oriented common stocks. The Funds hold nearly all of their assets in publicly traded mid or smaller cap equity securities. The Board considered that the expense ratio (before and after voluntary waivers) for the Acquiring Small Cap Fund was lower than the expense ratio for the Selling Small Cap Fund in each share class, which would result in a reduction of expenses for shareholders of the Selling Small Cap Fund upon the closing of the Reorganization. The expense ratio (after voluntary fee waivers) for the Acquiring Small Cap Fund was lower than the expense ratio for the Selling Mid Cap Fund for each share class for the six-months ended

November 30, 2008 since the Selling Mid Cap Fund expense ratios increased due to a significant decline in net assets. The Acquiring Small Cap Funds' net investment advisory fee after voluntary waivers was lower than the Selling Mid Cap Fund's net investment advisory fee after voluntary fee waivers and had been lower for the past three years. The Board of Trustees considered the potential effects of the Reorganization on expense ratios over time. The Trustees considered that operating efficiencies would likely result from managing one fund instead of three similar funds. It was expected that the combined fund should realize economies of scale that may, in the long run, result in lower expense ratios as the combined assets increase and certain fixed costs are spread among a larger asset base. Therefore, given the long-term reduction of expenses expected to be realized by combining the Funds, the reduction of fees (after voluntary waivers) passed on to shareholders for the Selling Small Cap Fund and the compatibility between the investment objectives and policies of the Funds, the Board of Trustees determined that the Reorganization would enable the shareholders of the Selling Funds to continue their individual investment programs without substantial disruption. In addition, the shareholders of the Selling Funds will have the same shareholder rights since the Funds are series of the Trust governed by the same Declaration of Trust and Code of Regulations. Finally, the Board considered that the performance of the Acquiring Small Cap Fund was similar to the Selling Funds for the last three calendar years ended December 31. Shareholders should review carefully the performance information for the Selling Funds and Acquiring Fund that is included in this Proxy Statement.

The Board of Trustees considered various factors in reviewing the proposed Reorganization. Such factors include, but are not limited to the following:

-    the relative sizes of the funds;

-    the significant decline in net assets of the Selling Funds;

-    the elimination of duplicative funds;

- improved operating efficiencies of the Selling Funds and Acquiring Small Cap Fund after the Reorganization due to the combination of similar Funds;

- the expected realization of economies of scale in the long run due to the Adviser managing one fund instead of three funds with substantially the same investment objectives and policies;

- similarities and differences between the investment objectives, policies and strategies of the Selling Funds and those of the Acquiring Fund;

- the expectation of no reduction of the services provided to the Selling Funds shareholders after the Reorganization;

- no shareholder will pay a sales charge in connection with the Reorganization;

- the proposed Reorganization will not result in the recognition of any gain or loss for federal income tax purposes by the Selling Funds, the Acquiring Small Cap Fund or their respective shareholders;

- the proposed Reorganization is in the best interests of the Funds and their shareholders and will not dilute the interests of the Funds' shareholders; and

- the Selling Funds' shareholders will have the opportunity to vote on the Reorganization.

The Board was advised that subsequent to the Reorganization Closing Date, the Adviser may reposition certain of the Selling Mid Cap Fund's portfolio, which would generate brokerage commissions and other transaction costs that will be borne by the Acquiring Fund. Selling portfolio holdings may also result in the recognition of unrealized capital gains or losses.

For these and other reasons, the Board of Trustees believes that the Reorganization is in the best interest of the Selling Funds and their shareholders. THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE REORGANIZATION.

FEDERAL INCOME TAXES

The consummation of the transactions contemplated pursuant to the Plan of Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization under section 368(a) of the Code. The Trust has received the opinion of Drinker Biddle & Reath LLP, counsel to the Company, to the effect that on the basis of the existing provisions of the Code, U.S. Treasury Department regulations under the Code, current administrative rulings and pronouncements and court decisions, and certain facts, qualifications, assumptions and representations with respect to the Reorganization, for federal income tax purposes:

     1) the Reorganization will constitute a "reorganization" within the meaning of Section 368(a) of the Code, and the Selling Funds and the Acquiring Small Cap Fund will each be "a party to a reorganization" within the meaning of Section 368(b) of the Code;

     2) the shareholders of each Selling Fund will recognize no gain or loss upon the exchange of shares of such Selling Fund ("Selling Funds Shares") for shares of the Acquiring Small Cap Fund ("Acquisition Shares");

     3) the aggregate tax basis of the Acquisition Shares received by each shareholder of a Selling Fund will equal the aggregate tax basis of the Selling Funds Shares surrendered by that shareholder in the Reorganization;

     4) the holding periods of the Acquisition Shares received by each Selling Funds Shareholder will include the holding periods of the Selling Funds Shares surrendered by that shareholder in the Reorganization, provided that the Selling Funds Shares are held by that shareholder as capital assets on the date of the exchange;

     5) such Selling Fund will recognize no gain or loss (A) upon the transfer of its assets to the Acquiring Small Cap Fund in exchange for Acquisition Shares and the assumption of liabilities of the Selling Fund, or (B) upon the distribution of those shares to the shareholders of the appropriate Selling Fund;

     6) the Acquiring Small Cap Fund will recognize no gain or loss upon the receipt of the assets of each Selling Fund in exchange for Acquisition Shares and the assumption of the liabilities of the Selling Fund;

     7) the tax basis in the hands of the Acquiring Small Cap Fund of each asset of a Selling Fund transferred to the Acquiring Small Cap Fund in the Reorganization will be the same as the tax basis of that asset in the hands of the Selling Fund immediately before the transfer;

     8) the holding period in the hands of the Acquiring Small Cap Fund of each asset of a Selling Fund transferred to the Acquiring Small Cap Fund in the Reorganization will include the period during which that asset was held by the Selling Fund; and

     9) the Acquiring Small Cap Fund will succeed to and take into account the tax attributes of each Selling Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the Treasury Regulations thereunder.

Shares held for the purpose of investment are generally considered to be capital assets.

A copy of the opinion has been filed with the SEC as an exhibit to the Registration Statement of which this Proxy Statement is a part.

THE COMPANY HAS NOT SOUGHT, AND WILL NOT SEEK, A TAX RULING FROM THE INTERNAL REVENUE SERVICE ("IRS") ON THE TAX TREATMENT OF THE REORGANIZATION. THE OPINION OF COUNSEL WILL NOT BE BINDING ON THE IRS, NOR WILL IT PRECLUDE THE IRS (OR A COURT) FROM ADOPTING A CONTRARY POSITION.

Immediately before the Reorganization, the Selling Funds will pay a dividend or dividends that, together with all previous dividends, will have the effect of distributing to its shareholders all of the Selling Funds' remaining undistributed investment company taxable income and net capital gain, if any, recognized in taxable years ending on or before the day of the Reorganization, including the short taxable year that will end on the day of the Reorganization. Any such dividends will generally be included in the taxable income of the Selling Funds' shareholders (other than shareholders that are tax-exempt entities).

As a result of the Reorganization, the Acquiring Small Cap Fund will succeed to the tax attributes of the Selling Funds, except that an annual limitation under sections 382 and 383 of the Code will apply to the Acquiring Fund's ability to use capital loss carryforwards of the Selling Funds and capital losses recognized in the first five years after the Reorganization that are attributable to net unrealized losses of the Selling Funds as of the Effective Time of the Reorganization. The Selling Funds had capital loss tax carryforwards of approximately $78 million and $68 million for the Selling Small Cap Fund and Selling Mid Cap Fund, respectively, attributable to the Funds' taxable year ended May 31, 2008, are likely to have additional capital loss carryforwards from the Funds' taxable year that will end as of the Effective Time of the Reorganization, and may have substantial net unrealized losses as of the Effective Time of the Reorganization. As of November 30, 2008, for example, the Selling Small Cap Fund had recognized approximately $3 million of additional net capital losses and had net unrealized losses of approximately $4.5 million, while the Selling Mid Cap Fund had recognized approximately $6 million of additional net capital losses and had net unrealized losses of approximately $6 million.

The annual limitation for each Selling Fund under sections 382 and 383 will equal the product of the net asset value of the Selling Fund as of the Effective Time of the Reorganization multiplied by that month's "long-term tax-exempt rate." That rate is an interest rate, published monthly by the IRS, that is designed to approximate the average yield on long-term tax-exempt bonds. For the portion of the Acquiring Fund's current taxable year after the Effective Time of the Reorganization, the annual limitation will be proportionately reduced, as it will also for any subsequent short taxable year.

The effect of the annual limitation resulting from the Reorganization will probably be to defer and to some extent preclude the use of a significant portion of the Selling Funds and the Acquiring Fund capital loss carryforwards and net unrealized losses. For example, the long-term tax-exempt rate for April 2009 is 5.27%, and the net asset value of the Selling Funds as of April 1, 2009 was approximately $19.2 million and $19.5 million for the Selling Small Cap Fund and Selling Mid Cap Fund, respectively. Thus, the annual limitation on use of the Selling Funds' and the Acquiring Fund's capital loss carryforwards, and capital losses attributable to unrealized losses from the Selling Funds, that would have applied if the Reorganization were to have occurred on that date would have been approximately $1.01 million and $1.03 million for the Selling Small Cap Fund and Selling Mid Cap Fund, respectively. Because the Acquiring Fund will also undergo an ownership change as a result of the merger, it will be subject to the annual limitation as well. The net asset value of the Acquiring Fund as of April 1, 2009 was approximately $3.9 million. The Acquiring Fund had a capital loss carryforward of approximately $100,000 attributable to its taxable year ended May 31, 2008, and may have substantial net unrealized losses as of the Effective Time of the Reorganization. Thus the annual limitation on use of the Acquiring Fund's capital loss carryforwards and capital losses attributable to unrealized losses from the Acquiring Fund that would have applied if the Reorganization were to have occurred on that date would have been approximately $200,000. With that as an annual limitation and, moreover, because capital loss carryforwards expire if they are not used within eight taxable years, a significant portion of the Selling Funds' capital loss carryforwards will ultimately expire unused.

SHAREHOLDERS SHOULD CONSULT THEIR OWN TAX ADVISERS CONCERNING THE POTENTIAL TAX CONSEQUENCES OF THE REORGANIZATION TO THEM, INCLUDING FOREIGN, STATE AND LOCAL TAX CONSEQUENCES.

                              FINANCIAL HIGHLIGHTS

The table that follows presents performance information about each share class of the Selling Funds and Acquiring Fund. This information is intended to help you understand the Funds' financial performance for the past five years or, if shorter, the period of the share class' operations. All per share information reflects financial information for a single Fund share. The total returns in the tables represent the rate that you would have earned (or lost) on an investment in a Fund, assuming you reinvested all of your dividends and distributions.

The financial highlights have been audited by Ernst & Young LLP ("E&Y"). E&Y served as the Funds' independent registered public accounting firm until April 2, 2009 and their report, along with each Fund's financial statements, is included in the Funds' annual report dated May 31, 2008 and are incorporated by reference into the Statement of Additional Information that relates to this Proxy Statement. The information in the financial highlights for the six months ended November 30, 2008 is unaudited.

The Funds' auditors for the fiscal year ending May 31, 2009 will be Deloitte & Touche LLP ("D&T"). D&T was appointed the independent registered public accounting firm for Allegiant Funds following the voluntary resignation of E&Y on April 2, 2009, as a result of independence conflicts that arose following the merger of National City Corporation into the PNC Group. There are no disagreements between management of the Funds and E&Y.

You can obtain the Funds' annual report and semi-annual report, which contains more performance information, at no charge by calling 1-800-622-FUND (3863).

SELECTED PER SHARE DATA AND RATIOS

FOR THE SIX MONTHS ENDED NOVEMBER 30, 2008 (UNAUDITED) AND FOR THE YEARS ENDED MAY 31,

                                  Realized
                                    and                                            Net
              Net                Unrealized              Dividends  Distributions Asset
             Asset      Net         Gain                    from       From Net   Value,
             Value,  Investment    (Loss)     Payment       Net        Realized    End
           Beginning  Income         on         from     Investment    Capital      of    Total
           of Period (Loss)(1)  Investments Affiliate(1)   Income       Gains     Period Return+
           --------- ---------- ----------- ------------ ---------- ------------- ------ -------
SMALL CAP GROWTH FUND
   CLASS I
   2008*     $10.63    $(0.02)    $(4.02)     $  --        $   --     $   --      $ 6.59 (38.01)%
   2008(3)    10.79     (0.06)     (0.11)      0.01(2)                             10.63 (1.48)(4)
   2007        9.68     (0.06)      1.17         --            --         --       10.79  11.47
   2006(3)     8.63     (0.05)      1.10         --            --         --        9.68  12.17
   2005        9.09     (0.07)     (0.39)        --            --         --        8.63  (5.06)
   2004        7.70     (0.09)      1.48         --            --         --        9.09  18.05
   CLASS A
   2008*     $10.35    $(0.03)    $(3.91)     $  --        $   --     $   --      $ 6.41 (38.07)%
   2008(3)    10.52     (0.08)     (0.10)      0.01(2)         --         --       10.35  (1.62)(4)
   2007        9.47     (0.08)      1.13         --            --         --       10.52  11.09
   2006(3)     8.47     (0.09)      1.09         --            --         --        9.47  11.81
   2005        8.94     (0.07)     (0.40)        --            --         --        8.47  (5.26)
   2004        7.59     (0.11)      1.46         --            --         --        8.94  17.79
   CLASS C
   2008*     $ 9.64    $(0.06)    $(3.63)     $  --        $   --     $   --      $ 5.95 (38.28)%
   2008(3)     9.87     (0.15)     (0.09)      0.01(2)         --         --        9.64  (2.33)(4)
   2007        8.95     (0.15)      1.07         --            --         --        9.87  10.28
   2006(3)     8.06     (0.09)      0.98         --            --         --        8.95  11.04
   2005        8.56     (0.13)     (0.37)        --            --         --        8.06  (5.84)
   2004        7.32     (0.17)      1.41         --            --         --        8.56  16.94

                                                   Ratio
                                                     of
                                                    Net
                                         Ratio   Investment
                                           of      Income
                               Ratio    Expenses   (Loss)
                     Ratio     of Net      to        to
             Net       of    Investment Average   Average
            Assets  Expenses   income     Net       Net
             End       to     (Loss to   Assets    Assets
              of    Average   Average   (Before   (Before   Portfolio
            Period    Net       Net       Fee       Fee      Turnover
            (000)    Assets   Assets)   Waivers)  Waivers)     Rate
           -------- -------- ---------- -------- ---------- ---------
SMALL CAP GROWTH FUND
   CLASS I
   2008*   $ 12,467   1.34%    (0.41)%    1.79%    (0.86)%      71%
   2008(3)   19,905   1.25     (0.58)     1.70     (1.03)      138
   2007      17,427   1.19     (0.63)     1.64     (1.08)      155
   2006(3)   20,682   1.23     (0.55)     1.68     (1.00)      111
   2005      28,035   1.32     (0.82)     1.43     (0.93)      280
   2004     134,244   1.23     (1.02)     1.23     (1.02)      340
   CLASS A
   2008*   $  7,809   1.59%    (0.66)%    2.04%    (1.11)%      71%
   2008(3)   13,424   1.50     (0.83)     1.95     (1.28)      138
   2007      15,918   1.44     (0.88)     1.89     (1.33)      155
   2006(3)   17,306   1.48     (0.80)     1.93     (1.25)      111
   2005      18,412   1.57     (1.07)     1.68     (1.18)      280
   2004      22,493   1.48     (1.27)     1.48     (1.27)      340
   CLASS C
   2008*   $     70   2.31%    (1.38)%    2.76%    (1.83)%      71%
   2008(3)      138   2.23     (1.56)     2.68     (2.01)      138
   2007         142   2.17     (1.61)     2.62     (2.06)      155
   2006(3)      135   2.16     (1.48)     2.61     (1.93)      111
   2005         653   2.26     (1.76)     2.37     (1.87)      280
   2004         719   2.18     (1.97)     2.18     (1.97)      340

* For the six months ended November 30, 2008. All ratios for the period have been annualized. Total return for the period has not been annualized.

+    Total return excludes sales charge.

(1)  Per share data calculated using the average shares outstanding method.

(2) Payment by affiliate represents a one-time payment made to the Trust relating to an examination concerning marketing budget arrangements with entities providing administrative services to the Trust. The payment did not result in a material impact to the net asset value of any Fund.

(3) Redemption fees received during the year had no effect on the net asset value.

(4) During the period ended May 31, 2008, 0.09%, 0.10% and 0.10% of the Small Cap Growth Fund's Class I, Class A and Class C total returns, respectively, was attributable to a payment by an affiliate as referenced in footnote 2. Excluding this item, the total returns would have been (1.57)%, (1.72)% and (2.43)%, respectively, for Class I, Class A and Class C.

SELECTED PER SHARE DATA AND RATIOS

FOR THE SIX MONTHS ENDED NOVEMBER 30, 2008 (UNAUDITED) AND FOR THE YEARS ENDED MAY 31,

                                  Realized
                                    and                                            Net
              Net                Unrealized              Dividends  Distributions Asset
             Asset      Net         Gain                    from       From Net   Value,
             Value,  Investment    (Loss)     Payment       Net        Realized    End
           Beginning  Income         on         from     Investment    Capital      of    Total
           of Period (Loss)(1)  Investments Affiliate(1)   Income       Gains     Period Return+
           --------- ---------- ----------- ------------ ---------- ------------- ------ -------
MULTI-FACTOR MID CAP GROWTH FUND
   CLASS I
   2008*     $8.51     $ 0.01     $(3.57)     $--          $   --        $--      $4.95  (41.83)%
   2008       9.41       0.03      (0.88)      --**(2)      (0.05)        --       8.51   (9.03)
   2007       7.73       0.08       1.65       --           (0.05)        --       9.41   22.45
   2006       6.92         --       0.81       --              --         --       7.73   11.71
   2005       6.59      (0.04)      0.37       --              --         --       6.92    5.01
   2004       5.70      (0.04)      0.93       --              --         --       6.59   15.63
   CLASS A
   2008*     $8.13     $   --     $(3.40)     $--          $   --        $--      $4.73  (41.82)%
   2008       8.98       0.01      (0.84)      --**(2)      (0.02)        --       8.13   (9.28)
   2007       7.38       0.06       1.57       --           (0.03)        --       8.98   22.11
   2006       6.63      (0.02)      0.77       --              --         --       7.38   11.31
   2005       6.32      (0.05)      0.36       --              --         --       6.63    4.91
   2004       5.48      (0.06)      0.90       --              --         --       6.32   15.33
   CLASS C
   2008*     $6.62     $(0.02)    $(2.77)     $--          $   --        $--      $3.83  (42.15)%
   2008       7.35      (0.04)     (0.69)      --**(2)         --         --       6.62   (9.93)
   2007       6.06       0.01       1.28       --              --         --       7.35   21.29
   2006       5.48      (0.06)      0.64       --              --         --       6.06   10.58
   2005       5.27      (0.08)      0.29       --              --         --       5.48    3.99
   2004       4.59      (0.08)      0.76       --              --         --       5.27   14.82

                                                   Ratio
                                                     of
                                                    Net
                                         Ratio   Investment
                                           of      Income
                               Ratio    Expenses   (Loss)
                     Ratio     of Net      to        to
             Net       of    Investment Average   Average
            Assets  Expenses   income     Net       Net
             End       to     (Loss to   Assets    Assets
              of    Average   Average   (Before   (Before   Portfolio
            Period    Net       Net       Fee       Fee      Turnover
            (000)    Assets   Assets)   Waivers)  Waivers)     Rate
           -------- -------- ---------- -------- ---------- ---------
MULTI-FACTOR MID CAP GROWTH FUND
   CLASS I
   2008*    $13,247   0.98%     0.35%     1.53%    (0.20)%      48%
   2008      24,182   0.87      0.38      1.42     (0.17)      132
   2007      16,758   0.90      1.06      1.45      0.51       159
   2006      15,544   0.90     (0.04)     1.46     (0.60)      102
   2005      13,248   1.07     (0.62)     1.40     (0.95)      219
   2004      67,969   1.13     (0.69)     1.26     (0.82)      228
   CLASS A
   2008*    $ 7,232   1.23%     0.10%     1.78%    (0.45)%      48%
   2008      13,732   1.12      0.13      1.67     (0.42)      132
   2007      17,483   1.15      0.81      1.70      0.26       159
   2006      16,778   1.15     (0.29)     1.71     (0.85)      102
   2005      17,836   1.32     (0.87)     1.65     (1.20)      219
   2004      19,092   1.38     (0.94)     1.51     (1.07)      228
   CLASS C
   2008*    $    48   1.95%    (0.62)%    2.50%    (1.17)%      48%
   2008         100   1.85     (0.60)     2.40     (1.15)      132
   2007         107   1.88      0.08      2.43     (0.47)      159
   2006         137   1.83     (0.97)     2.39     (1.53)      102
   2005         307   2.01     (1.56)     2.32     (1.89)      219
   2004         366   2.08     (1.64)     2.21     (1.77)      228

* For the six months ended November 30, 2008. All ratios for the period have been annualized. Total return for the period has not been annualized.

**   Amount represents less than $0.005 per share.

+    Total return excludes sales charge.

(1)  Per share data calculated using the average shares outstanding method.

(2) Payment by affiliate represents a one-time payment made to the Trust relating to an examination concerning marketing budget arrangements with entities providing administrative services to the Trust. The payment did not result in a material impact to the net asset value of any Fund.

SELECTED PER SHARE DATA AND RATIOS

FOR THE SIX MONTHS ENDED NOVEMBER 30, 2008 (UNAUDITED) AND FOR THE YEARS ENDED MAY 31,UNLESS OTHERWISE INDICATED

                                  Realized
                                    and                                            Net
              Net                Unrealized              Dividends  Distributions Asset
             Asset      Net         Gain                    from       From Net   Value,
             Value,  Investment    (Loss)     Payment       Net        Realized    End
           Beginning  Income         on         from     Investment    Capital      of    Total
           of Period (Loss)(1)  Investments Affiliate(1)   Income       Gains     Period Return+
           --------- ---------- ----------- ------------ ---------- ------------- ------ -------
MULTI-FACTOR SMALL CAP GROWTH FUND
   CLASS I
   2008*     $11.42   $   --**    $(4.29)       $--         $--        $   --     $ 7.13 (37.57)%
   2008       11.78    (0.03)      (0.12)        --          --         (0.21)     11.42  (1.38)
   2007       10.57    (0.04)       1.25         --          --            --      11.78  11.45
   2006(2)    10.00    (0.03)       0.60         --          --            --      10.57   5.70
   CLASS A
   2008*     $11.35   $(0.01)     $(4.26)       $--         $--        $   --     $ 7.08 (37.62)%
   2008       11.74    (0.06)      (0.12)        --          --         (0.21)     11.35  (1.65)
   2007       10.56    (0.06)       1.24         --          --            --      11.74  11.17
   2006(2)    10.00    (0.05)       0.61         --          --            --      10.56   5.60

                                                   Ratio
                                                     of
                                                    Net
                                         Ratio   Investment
                                           of      Income
                               Ratio    Expenses   (Loss)
                     Ratio     of Net      to        to
             Net       of    Investment Average   Average
            Assets  Expenses   income     Net       Net
             End       to     (Loss to   Assets    Assets
              of    Average   Average   (Before   (Before   Portfolio
            Period    Net       Net       Fee       Fee      Turnover
            (000)    Assets   Assets)   Waivers)  Waivers)     Rate
           -------- -------- ---------- -------- ---------- ---------
MULTI-FACTOR SMALL CAP GROWTH FUND
   CLASS I
   2008*    $4,104    0.95%     0.00%     1.69%    (0.74)%      73%
   2008      6,491    0.95     (0.27)     1.67     (0.99)      137
   2007      6,312    0.95     (0.34)     1.58     (0.97)      160
   2006(2)   5,518    0.97     (0.45)     1.64     (1.12)       77
   CLASS A
   2008*    $   38    1.20%    (0.25)%    1.94%    (0.99)%      73%
   2008         60    1.20     (0.52)     1.92     (1.24)      137
   2007         35    1.20     (0.59)     1.83     (1.22)      160
   2006(2)      21    1.22     (0.70)     1.89     (1.37)       77

* For the six months ended November 30, 2008. All ratios for the period have been annualized. Total return for the period has not been annualized.

**   Amount represents less than $0.005 per share.

+    Total return excludes sales charge.

(1)  Per share data calculated using the average shares outstanding method.

(2) Multi-Factor Small Cap Growth Fund commenced operations on September 30, 2005. All ratios for the period have been annualized. Total return for the period has not been annualized.

                                 CAPITALIZATION

The following table sets forth as of November 30, 2008 the unaudited capitalization of the Selling Funds and Acquiring Fund. The capitalization of the Selling Funds and the Acquiring Small Cap Fund are likely to be different on the Closing Date as a result of daily share purchase and redemption activity.

                                                                                                            PRO FORMA
                                                      ACQUIRING         PRO FORMA         PRO FORMA         COMBINED
                SELLING SMALL      SELLING MID        SMALL CAP         COMBINED          COMBINED        FUND (FUND A
                  CAP FUND          CAP FUND           FUND           FUND (FUND A      FUND (FUND B       + FUND B +
                  (FUND A)          (FUND B)          (FUND C)          + FUND C)         + FUND C)          FUND C)
              ----------------  ----------------  ----------------  ----------------  ----------------  ----------------
NET ASSETS:   $8,269,634        $7,619,166        $37,735           $8,307,369        $7,656,901        $15,926,535
              (Class A Shares)  (Class A Shares)  (Class A Shares)  (Class A Shares)  (Class A Shares)  (Class A Shares)
              $69,583           $47,910           $7                $69,590           $47,917           $117,500
              (Class C Shares)  (Class C Shares)  (Class C Shares)  (Class C Shares)  (Class C Shares)  (Class C Shares)
              $12,467,344       $13,246,827       $4,104,235        $16,571,579       $17,351,062       $29,818,406
              (Class I Shares)  (Class I Shares)  (Class I Shares)  (Class I Shares)  (Class I Shares)  (Class I Shares)

TOTAL NET     $20,806,561       $20,913,903       $4,141,977        $24,944,538       $25,055,880       $45,862,441
ASSETS:

NET ASSET     $6.41             $4.73             $7.08             $7.08             $7.08             $7.08
VALUE PER     (Class A Shares)  (Class A Shares)  (Class A Shares)  (Class A Shares)  (Class A Shares)  (Class A Shares)
SHARE:        $5.95             $3.83             $7.14             $7.14             $7.14             $7.14
              (Class C Shares)  (Class C Shares)  (Class C Shares)  (Class C Shares)  (Class C Shares)  (Class C Shares)
              $6.59             $4.95             $7.13             $7.13             $7.13             $7.13
              (Class I Shares)  (Class I Shares)  (Class I Shares)  (Class I Shares)  (Class I Shares)  (Class I Shares)

SHARES        1,296,784         1,632,432         5,331             1,173,621         1,081,726         2,250,016
OUTSTANDING:  (Class A Shares)  (Class A Shares)  (Class A Shares)  (Class A Shares)  (Class A Shares)  (Class A Shares)
              11,704            12,495            1                 9,748             6,712             16,460
              (Class C Shares)  (Class C Shares)  (Class C Shares)  (Class C Shares)  (Class C Shares)  (Class C Shares)
              1,892,018         2,675,836         575,906           2,325,323         2,434,700         4,184,117
              (Class I Shares)  (Class I Shares)  (Class I Shares)  (Class I Shares)  (Class I Shares)  (Class I Shares)

                               SHAREHOLDER RIGHTS

GENERAL. The Trust is an open-end management investment company established as a Massachusetts business trust pursuant to its Declaration of Trust. The Trust is also governed by its Code of Regulations and applicable laws of the Commonwealth of Massachusetts.

SHARES. The Trust is authorized to issue an unlimited number of shares of beneficial interest, without par value, from an unlimited number of series of shares. Currently, the Trust consists of 30 separate investment series. The shares of the Funds have no preference as to conversion features, dissenter's rights, exchange privileges or preemptive rights.

VOTING RIGHTS. On any matter submitted to a vote of shareholders, all shares entitled to vote are voted on by individual series, except that: (i) when so required by the 1940 Act, the shares are voted in the aggregate and not by individual series or class; and (ii) when the Trustees of the Trust have determined that the matter only affects the interest of one or more series or class, then only shareholders of such series or class are entitled to vote.

SHAREHOLDER MEETINGS. The Trust is not required to hold annual meetings of shareholders, but may hold special meetings of shareholders under certain circumstances. A special meeting of shareholders may be called at any time by the Board of Trustees or on the written request of shareholders owning at least 20% of the outstanding shares entitled to vote.

ELECTION AND TERM OF TRUSTEES. The Trust's affairs are supervised by the Board of Trustees under the laws governing business trusts in the Commonwealth of Massachusetts. Subject to 1940 Act requirements, the Board of Trustees may be elected by shareholders or appointed in accordance with the Trust's Declaration of Trust. Under the Trust's Declaration of Trust, each Trustee holds office until the next meeting of shareholders at which Trustees are elected following his or her election or appointment or until his or her successor has been elected and qualified. A Trustee may be removed, with or without cause, at any time by written instrument signed by at least two-thirds of the number of Trustees prior to such removal.

SHAREHOLDER LIABILITY. Pursuant to Massachusetts law and the Trust's Declaration of Trust, shareholders of the Funds generally are not personally liable for the acts, omissions or obligations of the Board of Trustees or the Trust.

TRUSTEE LIABILITY. Pursuant to Massachusetts law and the Trust's Declaration of Trust, Trustees are not personally liable to any person other than the Trust and the shareholders for any act, omission or obligation of the Trust or another Trustee. Pursuant to the Trust's Declaration of Trust, Trustees are not personally liable for any act or omission to act while acting as a Trustee or for any act or omission of any other person or party, except that Trustees are not protected against liability to the Trust or to shareholders resulting from their willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved as a Trustee. The Trust generally indemnifies Trustees against all liabilities and expenses incurred by reason of being a Trustee, except for liabilities and expenses arising from a Trustee's willful misfeasance, bad faith, gross negligence or reckless disregard of their duties as a Trustee.

THE FOREGOING IS ONLY A SUMMARY OF CERTAIN RIGHTS OF SHAREHOLDERS OF THE FUNDS UNDER THE TRUST'S GOVERNING CHARTER DOCUMENTS, CODE OF REGULATIONS AND STATE LAW, AND IS NOT A COMPLETE DESCRIPTION OF PROVISIONS CONTAINED IN THOSE SOURCES. SHAREHOLDERS SHOULD REFER TO THE PROVISIONS OF THOSE DOCUMENTS AND STATE LAW DIRECTLY FOR A MORE THOROUGH DESCRIPTION.

                                 VOTING MATTERS

GENERAL INFORMATION

This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Trustees of the Trust.

VOTING RIGHTS AND REQUIRED VOTE

The proposed Reorganization of the Funds will be voted upon by the shareholders of the Selling Funds only. Shareholders of the Selling Funds are entitled to one vote for each full share held and fractional votes for fractional shares. A majority of the shares of each Selling Fund entitled to vote, present in person or by proxy, constitutes a quorum. Approval of each Reorganization requires the approval of the holders of the lesser of (1) more than 50% of the outstanding shares of the relevant Selling Fund or (2) 67% or more of the shares of the relevant Selling Fund present at the Meeting if more than 50% of the outstanding shares of the relevant Selling Fund are represented at the Meeting in person of by proxy. The Reorganization Agreement provides that in the event the Reorganization Agreement is not approved by both Selling Funds, the failure of a Selling Fund to consummate the transactions contemplated by the Reorganization Agreement shall not affect the consummation or validity of the Reorganization with respect to the other Selling Fund. Accordingly, it is possible that if a shareholder owns shares in both of the Selling Funds and one of the Selling Funds does not approve the Reorganization, then the shareholder, with respect to the particular Selling Fund which did not approve the Reorganization, would remain a shareholder of that Selling Fund. However, with respect to the Selling Fund that approved the Reorganization, the shareholder, at the Effective Time of the Reorganization, would become a shareholder of the Acquiring Fund.

Any shareholder giving a proxy may revoke it at any time before it is exercised by submitting to the Trust a written notice of revocation or a subsequently executed proxy or by attending the Meeting and voting in person. Shares represented by a properly executed proxy will be voted in accordance with the instructions thereon, or if no specification is made, the shares will be voted "FOR" the approval of the Reorganization. It is not anticipated that any matters other than the approval of the Reorganization will be brought before the Meeting. Should other business properly be brought before the Meeting, it is intended that the accompanying proxies will be voted in accordance with the judgment of the persons named as such proxies. For the purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owners or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted. For this reason, abstentions and broker non-votes will have the effect of a "no" vote for purposes of obtaining the requisite approval of the Reorganization.

If sufficient votes in favor of the proposals set forth in the Notice of Special Meeting are not received by the time scheduled for the Meeting, the shareholders present in person or by proxy at the Meeting and entitled to vote at the Meeting, whether or not sufficient to constitute a quorum, may adjourn the Meeting. Any business that might have been transacted at the Meeting originally called may be transacted at any such adjourned session(s) at which a quorum is present. The costs of any additional solicitation and of any adjourned session(s) will be borne by the Adviser, on behalf of the Funds.

RECORD DATE AND OUTSTANDING SHARES

Only shareholders of record of each Selling Fund at the close of business on April 27, 2009 (the "Record Date") are entitled to notice of and to vote at the Meeting and any postponement or adjournment thereof. At the close of business on the Record Date, the following shares of each class of each Selling Fund were outstanding and entitled to vote.

                     TOTAL SHARES OUTSTANDING
          ---------------------------------------------
CLASS     SELLING SMALL CAP FUND   SELLING MID CAP FUND
-----     ----------------------   --------------------
Class A        1,238,416.487           1,527,657.825
Class C           12,259.254              11,727.696
Class I        1,941,215.748           2,859,009.474
               -------------           -------------
TOTAL          3,180,819.489           4,398,394.995

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

SELLING FUND. As of the Record Date, the officers and Trustees of the Trust, as a group, beneficially owned less than 1% of the outstanding shares of each of the Selling Funds. As of the Record Date, to the best of the knowledge of the Trust, the following persons owned of record or beneficially 5% or more of the outstanding shares of the Selling Funds:

SELLING SMALL CAP FUND

                                             NUMBER OF SHARES   PERCENTAGE OF CLASS
NAME AND ADDRESS                     CLASS         OWNED               OWNED
----------------                     -----   ----------------   -------------------
Robert W. Baird & Co. Inc.
Milwaukee, WI 53202-5391               C            2,496.252          20.36%

Raymond James & Assoc. Inc.
FBO Carl Culp & Marie Culp JT/WROS
Ford City, PA 16226                    C            1,257.903          10.26%

First Clearing, LLC
Timothy Presbey
Aurora, IL 60505-5308                  C            1,093.866           8.92%

Emily Starring Ott
Northville, MI 48167-1465              C              734.491           5.99%

Sheldon & Co.
Attn: Trust Mutual Funds
Cleveland, OH 44101-4984               I        1,104,091.155          56.87%

Sheldon & Co.
Attn: Trust Mutual Funds
Cleveland, OH 44101-4984               I          290,499.051          14.96%

Patterson & Co. FBO Allegiant
For various retirement plans
Charlotte, NC 28288-1076               I          193,849.755           9.99%

SELLING MID CAP FUND

                                             NUMBER OF SHARES   PERCENTAGE OF CLASS
NAME AND ADDRESS                     CLASS         OWNED               OWNED
----------------                     -----   ----------------   -------------------
PFPC Trust Company
Roth Contribution IRA
C. David Miller
Winter Park, FL 32789-5736             C            2,305.739          19.66%

PFPC Trust Company
Cust for the IRA of
Rita Sue Miller
Winter Park, FL 32789-5736             C            1,346.490          11.48%

PFPC Trust Company
Roth Contribution IRA
Rita Sue Miller
Winter Park, FL 32789-5736             C              930.379           7.93%

First Clearing, LLC
Charles F. Drew (IRA)
Rockford, IL 61109                     C              863.648           7.36%

PFPC Trust Company
Cust for SEP IRA of
Robert W. Osicka
Parma, OH 44129-2357                   C              861.260           7.34%

PFPC Trust Company
Cust for the IRA of
Michelle L. Seedhouse
Lakewood, OH 44107-5436                C              782.976           6.68%

PFPC Trust Company
Roth Contribution IRA
Jamie Linsley Storey
Orlando, FL 32814-6041                 C              768.678           6.55%

First Clearing, LLC
Marianna Assmann IRA
Streamwood, IL 60107-3305              C              676.686           5.77%

PFPC Trust Company
Cust for the Rollover IRA of
Marion K Gleason
Arlington, MA 02474-6722               C              635.786           5.42%

Sheldon & Co.
C/O National City Bank
Trust Mutual Funds
Cleveland, OH 44101-4984               I        1,750,817.895          61.24%

Sheldon & Co.
C/O National City Bank
Trust Mutual Funds
Cleveland, OH 44101-4984               I          626,678.731          21.92%

Sheldon & Co.
C/O National City Bank
Trust Mutual Funds
Cleveland, OH 44101-4984               I          240,701.086           8.42%

Patterson & Co. FBO Allegiant
For various retirement plans
Charlotte, NC 28288-1076               I          179,396.016           6.27%

ACQUIRING FUND. As of the Record Date, the officers and Trustees of the Trust, as a group, beneficially owned less than 1% of the outstanding shares of the Acquiring Small Cap Fund. As of the Record Date, to the best of the knowledge of the Trust, the following persons owned of record or beneficially 5% or more of the outstanding shares of the Acquiring Fund:

ACQUIRING SMALL CAP FUND

                                             NUMBER OF SHARES   PERCENTAGE OF CLASS
NAME AND ADDRESS                     CLASS         OWNED               OWNED
----------------                     -----   ----------------   -------------------
First Clearing, LLC
Dennis M. Shaffer
AMA Account
Bronson, MI 49028-9296                 A              885.740          17.17%

First Clearing, LLC
Wendy S. Wheeler (IRA)
FCC as custodian
Tiffin, OH 44883-3020                  A              688.062          13.34%

First Clearing, LLC
Teresa McCartin Family Trust
Brecksville, OH 44141-3344             A              520.638          10.09%

First Clearing, LLC
Shirley A. Marciniak
William G. Marciniak JT TEN
Wayne, MI 48184                        A              500.501           9.70%

Pershing LLC
Jersey City, NJ 07303-9998             A              488.998           9.48%

First Clearing, LLC
Cheryl Asente (IRA)
FCC as custodian
Girard, OH 44420-3654                  A              384.388           7.45%

First Clearing, LLC
Benjamin Cohen (Roth IRA)
FCC as custodian
Granger, IN 46530-4433                 A              349.718           6.78%

First Clearing, LLC
Terri Price-Deep (IRA)
FCC as Custodian
Columbus, OH 43214-2817                A              332.272           6.44%

PFPC Distributors Inc
Attn: Bruno DiStefano
King of Prussia, PA 19406-1212         C                1.017            100%

National City Corporation
Attn Corp Treasury
Cleveland, OH 44114-3404               I          529,675.510          76.22%

Sheldon & Co.
C/O National City Bank
Trust Mutual Funds
Cleveland, OH 44101-4984               I          118,531.125          17.06%

COMBINED FUND. The shareholders listed above who owned of record or beneficially 5% or more of the outstanding shares of a class of shares of a Selling Fund and the Acquiring Small Cap Fund as of the Record Date would own the following percentages of the combined Acquiring Small Cap Fund upon consummation of the
Reorganization:

                                             PERCENTAGE OF CLASS
NAME AND ADDRESS                     CLASS          OWNED
----------------                     -----   -------------------
First Clearing, LLC
Dennis M. Shaffer
AMA Account
Bronson, MI 49028-9296                 A             0.04%

First Clearing, LLC
Wendy S. Wheeler (IRA)
FCC as custodian
Tiffin, OH 44883-3020                  A             0.03%

First Clearing, LLC
Teresa McCartin Family Trust
Brecksville, OH 44141-3344             A             0.02%

First Clearing, LLC
Shirley A. Marciniak
William G. Marciniak JT TEN
Wayne, MI 48184                        A             0.02%

Pershing LLC
Jersey City, NJ 07303-9998             A             0.02%

First Clearing, LLC
Cheryl Asente (IRA)
FCC as custodian
Girard, OH 44420-3654                  A             0.02%

First Clearing, LLC
Benjamin Cohen (Roth IRA)
FCC as custodian
Granger, IN 46530-4433                 A             0.02%

First Clearing, LLC
Terri Price-Deep (IRA)
FCC as Custodian
Columbus, OH 43214-2817                A             0.01%

Robert W Baird & Co. Inc.
Milwaukee, WI 53202-5391               C            12.43%

Raymond James & Assoc. Inc.
FBO Carl Culp & Marie Culp JT/WROS
Ford City, PA 16226                    C             6.26%

First Clearing, LLC
Timothy Presbey
Aurora, IL 60505-5308                  C             5.45%

Emily Starring Ott
Northville, MI 48167-1465              C             3.66%

PFPC Trust Company
Roth Contribution IRA
C. David Miller
Winter Park, FL 32789-5736             C             7.66%

PFPC Trust Company
Cust for the IRA of
Rita Sue Miller
Winter Park, FL 32789-5736             C             4.47%

PFPC Trust Company
Roth Contribution IRA
Rita Sue Miller
Winter Park, FL 32789-5736             C             3.09%

First Clearing, LLC
Charles F. Drew (IRA)
Rockford, IL 61109                     C             2.87%

PFPC Trust Company
Cust for SEP IRA of
Robert W. Osicka
Parma, OH 44129-2357                   C             2.86%

PFPC Trust Company
Cust for the IRA of
Michelle L. Seedhouse
Lakewood, OH 44107-5436                C             2.60%

PFPC Trust Company
Roth Contribution IRA
Jamie Linsley Storey
Orlando, FL 32814-6041                 C             2.55%

First Clearing, LLC
Marianna Assmann IRA
Streamwood, IL 60107-3305              C             2.25%

PFPC Trust Company
Cust for the Rollover IRA of
Marion K. Gleason
Arlington, MA 02474                    C             2.11%

PFPC Distributors Inc
Attn: Bruno DiStefano
King of Prussia, PA 19406              C             0.01%

Sheldon & Co
Attn: Trust Mutual Funds
Cleveland, OH 44101-4984               I            22.55%

Sheldon & Co
Attn: Trust Mutual Funds
Cleveland, OH 44101-4984               I             5.93%

Patterson & Co FBO Allegiant
For various retirement plans
Charlotte, NC 28288-1076               I             3.96%

Sheldon & Co
C/O National City Bank
Trust Mutual Funds
Cleveland, OH 44101-4984               I            27.65%

Sheldon & Co
C/O National City Bank
Trust Mutual Funds
Cleveland, OH 44101-4984               I             9.90%

Sheldon & Co
C/O National City Bank
Trust Mutual Funds
Cleveland, OH 44101-4984               I             3.80%

Patterson & Co FBO Allegiant
For various retirement plans
Charlotte, NC 28288-1076               I             2.83%

National City Corporation
Attn Corp Treasury
Cleveland, OH 44114-3404               I            11.58%

Sheldon & Co
C/O National City Bank
Trust Mutual Funds
Cleveland, OH 44101-4984               I             2.59%

     CONTROL PERSONS. A person who owns beneficially, either directly or through one or more controlled companies, more than 25% of the voting securities of a Fund is presumed to control the Fund for purposes of the 1940 Act. National City Bank ("National City"), an affiliate of the Adviser, may be deemed to be the beneficial owner, for purposes of federal securities laws, of shares of the Selling Funds because National City possesses sole or shared voting power with respect to such shares. National City does not, however, have any economic interest in such shares, which are held solely for the benefit of National City's customers or employees. National City has advised the Selling Funds that it intends to vote the shares in the Selling Funds over which it has retained voting power in a manner that is consistent with its fiduciary responsibilities. As of April 30, 2009, National City may be deemed to be the beneficial owner of 43% and 58% of the Selling Small Cap Fund and Selling Mid Cap Fund, respectively.

                             ADDITIONAL INFORMATION

Information concerning the operation and management of the Funds is included in the current prospectuses relating to the Funds, which are incorporated herein by reference, including the Acquiring Fund's prospectus for the class of shares you own, which accompanies this Proxy Statement. Additional information about the Funds is included in the Statements of Additional Information for the Funds dated October 1, 2008, as supplemented, which is available upon request and without charge by calling 1-800 622-FUND (3863).

The Funds are subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act, and in accordance therewith file reports and other information, including proxy material and charter documents, with the SEC. These items may be inspected and copied at the Public Reference Room maintained by the SEC at 100 F Street, N.E., Room 1580, Washington, D.C. 20549. In addition, these materials can be inspected and copied at the SEC's Regional Offices at 233 Broadway, New York, New York, 10279, and 175 W. Jackson Boulevard, Suite 900, Chicago, IL 60604. Some of these items are also available on the Internet at www.sec.gov.

NOTICE TO BANKS, BROKER-DEALERS AND VOTING TRUSTEES AND THEIR NOMINEES. Please advise the Selling Funds at 1-800-622-FUND (3863) whether other persons are beneficial owners of the Selling Funds' shares for which proxies are being solicited and, if so, the number of copies of the Proxy Statement needed to supply copies to the beneficial owners.

DELIVERY OF PROSPECTUS/PROXY STATEMENT. The SEC has adopted rules that permit investment companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements with respect to two or more shareholders sharing the same address by delivering a single proxy statement addressed to those shareholders. This process, which is commonly referred to as "householding," potentially means extra convenience for shareholders and cost savings for companies. If, at any time, you no longer wish to participate in "householding" and would prefer to receive a separate proxy statement, please notify your placement agent or direct a written request to Allegiant Funds at P.O. Box 9795, Providence, RI 02940-9795 or by calling toll-free 1-800-622-FUND
(3863); or by writing Allegiant Advantage Fund at P.O. Box 9795, Providence, RI 02940-9795 or by calling toll-free 1-800-364-4890. Shareholders who currently receive multiple copies of the proxy statement at their address and would like to request "householding" of their communications should contact their placement agent or the Funds directly.

SHAREHOLDER PROPOSALS. As a general matter, the Funds do not hold regular annual meetings of shareholders. Any shareholder who wishes to submit a proposal for consideration at a meeting of the Trust should send such proposal to the Trust at 760 Moore Road, King of Prussia, Pennsylvania 19406. Rules promulgated by the SEC require that, to be considered for presentation at a shareholders' meeting, a shareholder's proposal must, among other things, be received at the offices of the Trust a reasonable time before a solicitation is made. Timely submission of a proposal does not necessarily mean that such proposal will be included.

REORGANIZATION EXPENSES. The Adviser or one of its affiliates will pay the expenses incurred in connection with the Reorganization. Reorganization expenses include, without limitation: (a) expenses associated with the preparation and filing of this Proxy Statement; (b) postage; (c) printing; (d) accounting fees;
(e) legal fees incurred by each Fund; (f) solicitation costs; and (g) other related administrative or operational costs. It is expected that the solicitation of proxies will be primarily by mail. In order to obtain the necessary quorum at the Meeting, officers and service providers may solicit proxies by telephone, Internet or in person. Persons holding shares as nominees will, upon request, be reimbursed for their reasonable expenses in sending soliciting material to their principals. In addition, Georgeson Inc. d/b/a Computershare Fund Services may be paid for the solicitation of proxies by telephone on behalf of the Selling Funds at a cost of approximately $20,000.

                                 OTHER BUSINESS

The Board of Trustees of the Trust knows of no other business to be brought before the Meeting. However, if any other matters come before the Meeting, proxies that do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named in the enclosed form of proxy.

                              SHAREHOLDER INQUIRIES

All Shareholder inquiries may be addressed by calling 1-800-622-FUND (3863). Copies of the most recent Annual and Semi-Annual Reports of the Funds may be obtained by calling the Trust at 1-800-622-FUND (3863) or writing to the Trust at 760 Moore Road, King of Prussia, Pennsylvania 19406.

SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING ARE REQUESTED TO VOTE USING THE METHODS DESCRIBED ON THE ENCLOSED PROXY CARDS.

THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR APPROVAL OF THE REORGANIZATION.

                                                                       EXHIBIT A

                         FORM OF PLAN OF REORGANIZATION

     THIS PLAN OF REORGANIZATION dated as of February 27, 2009, has been adopted by the Board of Trustees of Allegiant Funds (the "Trust"), a Massachusetts business trust established under a Declaration of Trust dated January 28, 1986, as amended, on behalf of the Allegiant Small Cap Growth Fund and Allegiant Multi-Factor Mid Cap Growth Fund (together, the "Acquired Funds"), each a separate series of the Trust, to provide for the reorganization of each of the Acquired Funds into the Trust's Allegiant Multi-Factor Small Cap Growth Fund (the "Acquiring Fund").

     This Plan is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the "Code"), and any successor provision.

     If the reorganization described in this Plan (the "Reorganization") is approved by the holders of shares of one or both of the Acquired Funds, the Reorganization will consist of the transfer of all of the assets of such Acquired Funds in exchange for a pro rata share of each corresponding class of shares of beneficial interest of the Acquiring Fund ("Acquisition Shares") and the assumption by the Acquiring Fund of the liabilities of such Acquired Funds and the distribution of such Acquisition Shares to the respective shareholders of the corresponding class of such Acquired Funds in liquidation of such Acquired Funds, all upon the terms and conditions set forth in this Plan.

1 TRANSFER OF ASSETS OF THE ACQUIRED FUNDS IN EXCHANGE FOR ACQUISITION SHARES AND ASSUMPTION OF LIABILITIES AND LIQUIDATION OF THE ACQUIRED FUNDS.

     1.1 Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein,

          (a) The Trust, on behalf of the Acquired Funds, will transfer and deliver to the Acquiring Fund, and the Acquiring Fund will acquire, all the assets of the Acquired Funds as set forth in paragraph 1.2;

          (b) The Acquiring Fund will assume all of the Acquired Funds' liabilities and obligations of any kind whatsoever, whether absolute, accrued, contingent or otherwise, in existence on the Closing Date (as defined in paragraph 1.2 hereof) (the "Obligations"); and

          (c) The Acquiring Fund will issue and deliver to each Acquired Fund in exchange for such assets the number of Acquisition Shares (including fractional shares, if any) determined by dividing the net asset value of each Acquired Fund, computed in the manner and as of the time and date set forth in paragraph 2.1, by the net asset value of one Acquisition Share, computed in the manner and as of the time and date set forth in paragraph 2.2. Such transactions shall take place at the closing provided for in paragraph 3.1 (the "Closing").

     1.2 The assets of the Acquired Funds to be acquired by the Acquiring Fund shall consist of all cash, securities, dividends and interest receivable, receivables for shares sold and all other assets which are owned by the Acquired Funds on the closing date provided in paragraph 3.1 (the "Closing Date") and any deferred expenses, other than unamortized organizational expenses, shown as an asset on the books of the Acquired Funds on the Closing Date.

     1.3 As provided in paragraph 3.4, as soon after the Closing Date as is conveniently practicable (the "Liquidation Date"), each Acquired Fund will liquidate and distribute pro rata to its respective shareholders of record ("Acquired Funds Shareholders") determined as of the close of business on the Valuation Date (as defined in paragraph 2.1), the Acquisition Shares received by the Acquired Fund pursuant to paragraph
          1.1. Such liquidation and distribution will be accomplished by the transfer of the Acquisition Shares then credited to the account of each Acquired Fund on the books of the Acquiring Fund to the applicable open accounts on the share records of the Acquiring Fund in the names of the applicable Acquired Funds Shareholders and representing the respective pro rata number of Acquisition Shares due such Acquired Funds Shareholders. The Acquiring Fund shall not be obligated to issue certificates representing Acquisition Shares in connection with such exchange. The Acquisition Shares distributed pursuant to this paragraph to holders of shares of each Acquired Fund shall consist of the identical class of shares of the Acquiring Fund, as identified below opposite the name of such class:

Acquired Funds   Acquiring Fund
--------------   --------------
Class A Shares   Class A Shares
Class C Shares   Class C Shares
Class I Shares   Class I Shares

     1.4  With respect to Acquisition Shares distributable pursuant to paragraph
          1.3 to an Acquired Funds Shareholder holding a certificate or certificates for shares of such Acquired Fund, if any, on the Valuation Date, the Trust will not permit such Acquired Funds Shareholder to receive Acquisition Share certificates therefore, exchange such Acquisition Shares for shares of other investment companies, effect an account transfer of such Acquisition Shares, or pledge or redeem such Acquisition Shares until the Trust has been notified by such Acquired Fund or its agent that such Acquired Funds Shareholder has surrendered all his or her outstanding certificates for such Acquired Fund's shares or, in the event of lost certificates, posted adequate bond.

     1.5 After the Closing Date, the Acquired Funds shall not conduct any business except in connection with its liquidation.

2    VALUATION.

     2.1 For the purpose of paragraph 1, the value of each Acquired Fund's assets to be acquired by the Acquiring Fund hereunder shall be the net asset value computed as of the close of regular trading on the New York Stock Exchange on the business day next preceding the Closing (such time and date being herein called the "Valuation Date") using the valuation procedures set forth in the Declaration of Trust of the Trust and the then current prospectus or prospectuses or statement or statements of additional information of the Acquiring Fund (collectively, as amended or supplemented from time to time, the "Acquiring Fund Prospectus") and shall be certified by each Acquired Fund.

     2.2 For the purpose of paragraph 2.1, the net asset value of an Acquisition Share shall be the net asset value per share computed as of the close of regular trading on the New York Stock Exchange on the Valuation Date, using the valuation procedures set forth in the Declaration of Trust of the Trust and the Acquiring Fund Prospectus.

3    CLOSING AND CLOSING DATE.

     3.1 The Closing Date shall be on July 24, 2009 or on such other date as the parties may agree in writing. The Closing shall be held at 9:00 a.m. at the offices of PNC Global Investment Servicing (U.S.) Inc., 760 Moore Road, King of Prussia, Pennsylvania 19406, or at such other time and/or place as the parties may agree.

     3.2 The portfolio securities of the Acquired Funds shall be made available by the Acquired Funds to PFPC Trust Company, as custodian for the Acquiring Fund (the "Custodian"), for examination no later than five business days preceding the Valuation Date. On the Closing Date, such portfolio securities and all of the Acquired Funds' cash shall be delivered by such Acquired Funds to the Custodian for the appropriate account of the Acquiring Fund, such portfolio securities to be duly endorsed in proper form for transfer in such manner and condition as to constitute good delivery thereof in accordance with the custom of brokers or, in the case of portfolio securities held in the U.S. Treasury Department's book-entry system or by the Depository Trust Company, Participants Trust Company or other third party depositories, by transfer to the account of the Custodian in accordance with Rule 17f-4, Rule 17f-5 or Rule 17f-7, as the case may be, under the Investment Company Act of 1940, as amended (the "1940 Act"), and accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price thereof. The cash delivered shall be in the form of currency or certified or official bank checks, payable to the order of "PFPC Trust Company, custodian for the Allegiant Multi-Factor Small Cap Growth Fund."

     3.3 In the event that on the Valuation Date (a) the New York Stock Exchange shall be closed to trading or trading thereon shall be restricted, or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquired Funds or the Acquiring Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored; provided that if trading shall not be fully resumed and reporting restored within three business days of the Valuation Date, this Plan may be terminated by the Trust.

     3.4 At the Closing, the Acquired Funds or their transfer agent shall deliver to the Acquiring Fund or its designated agent a list of the names and addresses of the Acquired Funds Shareholders and the number of outstanding shares of beneficial interest of such Acquired Fund owned by each Acquired Funds Shareholder, all as of the close of business on the Valuation Date, certified by the Vice President, Secretary or Assistant Secretary of the Trust. The Trust will provide to each Acquired Fund evidence satisfactory to such Acquired Fund that the Acquisition Shares issuable pursuant to paragraph 1.1 have been credited to such Acquired Fund's account on the books of the Acquiring Fund. On the Liquidation Date, the Trust will provide to each Acquired Fund evidence satisfactory to such Acquired Fund that such Acquisition Shares have been credited pro rata to open accounts in the names of the Acquired Funds Shareholders as provided in paragraph 1.3.

     3.5 At the Closing, the Acquired Funds or Acquiring Fund, as applicable, shall deliver to the other such bills of sale, instruments of assumption of liabilities, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request in connection with the transfer of assets, assumption of liabilities and liquidation contemplated by paragraph 1.

4    CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUNDS.

     The obligations of each Acquired Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, to the following further conditions:

     4.1 The Trust, on behalf of the Acquiring Fund, shall have delivered to the Trust's officers acting on behalf of such Acquired Fund, a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, and dated as of the Closing Date, to the effect that the representations and warranties of the Trust on behalf of the Acquiring Fund made in this Plan are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Plan, and that the Trust and the Acquiring Fund have complied with all the covenants and agreements and satisfied all of the conditions on their parts to be performed or satisfied under this Plan at or prior to the Closing Date.

     4.2 The Trust shall have received a favorable opinion of Drinker Biddle & Reath LLP, counsel to the Trust, for the transactions contemplated hereby, dated the Closing Date and, in a form satisfactory to the Trust, to the following effect:

          (a) The Trust is a business trust duly organized and validly existing under the laws of the Commonwealth of Massachusetts and has power to own all of its properties and assets and to carry on its business as presently conducted, and the Acquiring Fund is a separate series thereof duly constituted in accordance with the applicable provisions of the 1940 Act and the Declaration of Trust and Amended and Restated Code of Regulations of the Trust;

          (b) This Plan has been duly authorized, executed and delivered on behalf of the Acquiring Fund and, assuming the Proxy Statement and Registration Statement referred to in paragraph 5.3 complies with applicable federal securities laws and assuming the due authorization, execution and delivery of this Plan by the Trust on behalf of an Acquired Fund, is the valid and binding obligation of the Acquiring Fund enforceable against the Acquiring Fund in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles;

          (c) The Acquiring Fund has the power to assume the liabilities to be assumed by it hereunder and upon consummation of the transactions contemplated hereby the Acquiring Fund will have duly assumed such liabilities;

          (d) The Acquisition Shares to be issued for transfer to the Acquired Funds Shareholders as provided by this Plan are duly authorized and upon such transfer and delivery will be validly issued and outstanding and fully paid and nonassessable shares of beneficial interest in the Acquiring Fund, and no shareholder of the Acquiring Fund has any preemptive right of subscription or purchase in respect thereof;

          (e) The performance by the Trust and the Acquiring Fund of their respective obligations hereunder will not violate the Trust's Declaration of Trust or Amended and Restated Code of Regulations, or any provision of any agreement known to such counsel to which the Trust or the Acquiring Fund is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment, or decree to which the Trust or the Acquiring Fund is a party or by which either of them is bound;

          (f) To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Trust or the Acquiring Fund of the transactions contemplated by this Plan except such as may be required under state securities or "Blue Sky" laws or such as have been obtained;

          (g) Except as previously disclosed, such counsel does not know of any legal or governmental proceedings relating to the Trust or the Acquiring Fund existing on or before the date of mailing of the Proxy Statement referred to in paragraph 5.3 or the Closing Date required to be described in the Registration Statement referred to in paragraph 5.3 which are not described as required;

          (h) The Trust is registered with the Securities and Exchange Commission as an investment company under the 1940 Act; and

          (i) To the best knowledge of such counsel, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Trust or the Acquiring Fund or any of their properties or assets and neither the Trust nor the Acquiring Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business.

5    COVENANTS OF THE ACQUIRED FUNDS AND THE ACQUIRING FUND.

     The Trust, on behalf of the Acquiring Fund, and on behalf of each Acquired Fund, hereby covenants:

     5.1 The Acquiring Fund and each Acquired Fund will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include regular and customary periodic dividends and distributions.

     5.2 Each Acquired Fund will call a meeting of its respective shareholders to be held prior to the Closing Date to consider and act upon this Plan and take all other reasonable action necessary to obtain the required shareholder approval of the transactions contemplated hereby.

     5.3 In connection with the Acquired Funds shareholders' meeting referred to in paragraph 5.2, the Acquired Funds will prepare a Proxy Statement for such meeting, to be included in a Registration Statement on Form N-14 (the "Registration Statement") which the Trust will prepare and file for the registration under the Securities Act of 1933 ("1933 Act") of the Acquisition Shares to be distributed to the Acquired Funds Shareholders pursuant hereto, all in compliance with the applicable requirements of the 1933 Act, the Securities Act of 1934, and the 1940 Act.

     5.4 The information to be furnished by the Acquired Funds for use in the Registration Statement and the information to be furnished by the Acquiring Fund for use in the Proxy Statement, each as referred to in paragraph 5.3, shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations thereunder applicable thereto.

     5.5 Subject to the provisions of this Plan, the Acquired Funds and the Acquiring Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to cause the conditions to the other party's obligations to consummate the transactions contemplated hereby to be met or fulfilled and otherwise to consummate and make effective such transactions.

     5.6 The Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state securities or "Blue Sky" laws as it may deem appropriate in order to continue its operations after the Closing Date.

6    CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND.

     The obligations of the Acquiring Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by an Acquired Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, to the following further conditions:

     6.1 The Trust shall have received a favorable opinion of Drinker Biddle & Reath LLP, counsel to the Trust, dated the Closing Date and in a form satisfactory to the Trust, to the following effect:

          (a) The Trust is a business trust duly organized and validly existing under the laws of the Commonwealth of Massachusetts and has power to own all of its properties and assets and to carry on its business as presently conducted, and each Acquired Fund is a separate series thereof duly constituted in accordance with the applicable provisions of the 1940 Act and the Declaration of Trust and Amended and Restated Code of Regulations of the Trust;

          (b) Each Acquired Fund has the power to sell, assign, transfer and deliver the assets to be transferred by it hereunder, and, upon consummation of the transactions contemplated hereby, each Acquired Fund will have duly transferred such assets to the Acquiring Fund;

          (c) The performance by the Trust and each Acquired Fund of their respective obligations hereunder will not violate the Trust's Declaration of Trust or Amended and Restated Code of Regulations, or any provision of any agreement known to such counsel to which the Trust or an Acquired Fund is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment, or decree to which the Trust or an Acquired Fund is a party or by which it is bound;

          (d) To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Trust or an Acquired Fund of the transactions contemplated by this Plan, except such as have been obtained;

          (e) Except as previously disclosed, such counsel does not know of any legal or governmental proceedings relating to the Trust or the Acquired Fund existing on or before the date of mailing of the Proxy Statement referred to in paragraph 5.3 or the Closing Date required to be described in the Registration Statement referred to in paragraph 5.3 which are not described as required;

          (f) The Trust is registered with the Securities and Exchange Commission as an investment company under the 1940 Act; and

          (g) To the best knowledge of such counsel, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Trust or the Acquired Fund or any of its properties or assets and neither the Trust nor the Acquired Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business.

     6.2 Prior to the Closing Date, each Acquired Fund shall have declared a dividend or dividends which, together with all previous dividends, shall have the effect of distributing all of the Acquired Fund's undistributed investment company taxable income for its taxable years ending on or prior to the Closing Date (computed without regard to any deduction for dividends paid), and all of its undistributed net capital gain realized in each of its taxable years ending on or after May 31, 2009, and on or prior to the Closing Date.

     6.3 The Acquired Funds shall have furnished to the Acquiring Fund a certificate, signed by the President (or any Vice President) and the Treasurer of the Trust, as to the adjusted tax basis in the hands of the respective Acquired Fund of the securities delivered to the Acquiring Fund pursuant to this Plan.

     6.4 The custodian of the Acquired Funds shall have delivered to the Acquiring Fund a certificate identifying all of the assets of the Acquired Funds held by such custodian as of the Valuation Date.

7 FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH OF THE ACQUIRING FUND AND THE ACQUIRED FUNDS.

     The respective obligations of the Trust hereunder are subject to the further conditions that on or before the Closing Date:

     7.1 This Plan and the transactions contemplated herein shall have been approved by the affirmative vote of holders of a majority of the shares entitled to vote that are voted at the meeting of shareholders of each of the Acquired Funds referred to in paragraph 5.2.

     7.2 On the Closing Date no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Plan or the transactions contemplated hereby.

     7.3 All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Securities and Exchange Commission and of state "Blue Sky" and securities authorities) deemed necessary by the Trust to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Funds.

     7.4 The Registration Statement referred to in paragraph 5.3 shall have become effective under the 1933 Act and no stop order suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

     7.5 The Trust shall have received a favorable opinion of Drinker Biddle & Reath LLP satisfactory to the Trust (based upon certain facts, qualifications, assumptions and representations) substantially to the effect that, for Federal income tax purposes:

          (a) the Reorganization will constitute a "reorganization" within the meaning of Section 368(a) of the Code, and the Acquired Funds and the Acquiring Fund will each be "a party to a reorganization" within the meaning of Section 368(b) of the Code;

          (b) the Acquired Funds Shareholders will recognize no gain or loss upon the exchange of shares of such Acquired Fund ("Acquired Funds Shares") for Acquisition Shares;

          (c) the aggregate tax basis of the Acquisition Shares received by each Acquired Funds Shareholder will equal the aggregate tax basis of the Acquired Funds Shares surrendered by that Acquired Funds Shareholder in the Reorganization;

          (d) the holding periods of the Acquisition Shares received by each Acquired Funds Shareholder will include the holding periods of the Acquired Funds Shares surrendered by that Acquired Funds Shareholder in the Reorganization, provided that the Acquired Funds Shares are held by that Acquired Funds Shareholder as capital assets on the date of the exchange;

          (e) an Acquired Fund will recognize no gain or loss (A) upon the transfer of its assets to the Acquiring Fund in exchange for Acquisition Shares and the assumption of liabilities of the Acquired Fund, or (B) upon the distribution of those shares to the appropriate Acquired Funds Shareholders;

          (f) the Acquiring Fund will recognize no gain or loss upon the receipt of the assets of each Acquired Fund in exchange for Acquisition Shares and the assumption of the liabilities of the Acquired Fund;

          (g) the tax basis in the hands of the Acquiring Fund of each asset of an Acquired Fund transferred to the Acquiring Fund in the Reorganization will be the same as the tax basis of that asset in the hands of the Acquired Fund immediately before the transfer;

          (h) the holding period in the hands of the Acquiring Fund of each asset of an Acquired Fund transferred to the Acquiring Fund in the Reorganization will include the period during which that asset was held by the Acquired Fund; and

          (i) the Acquiring Fund will succeed to and take into account the tax attributes of each Acquired Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the Treasury Regulations thereunder.

     7.6 At any time prior to the Closing, any of the foregoing conditions of this Plan may be waived by the Board of Trustees of the Trust if, in its judgment, such waiver will not have a material adverse effect on the interests of the shareholders of the Acquired Funds and the Acquiring Fund.

8    EXPENSES.

     8.1 The Trust, on behalf of the Acquiring Fund, shall pay all fees paid to governmental authorities for the registration or qualification of the Acquisition Shares. All of the other out-of-pocket expenses of the transactions contemplated by this Plan shall be borne by Allegiant Asset Management Company.

9    MISCELLANEOUS.

     9.1 This Plan and the transactions contemplated hereby will be governed and construed in accordance with the laws of the Commonwealth of Massachusetts.

     9.2 This Plan and the Reorganization contemplated hereby may be abandoned at any time for any reason prior to the Closing Date upon the vote of a majority of the Board of Trustees of the Trust.

     9.3 At any time prior to or (to the fullest extent permitted by law) after approval of this Plan by the shareholders of an Acquired Fund, the Trust may, upon authorization by the Board of Trustees and with or without the approval of shareholders of such Acquired Fund, amend any of the provisions of this Plan.

     9.4 Neither the Acquiring Fund nor any Acquired Fund (each, a "Fund") shall be liable for any claims against any other Fund. The Trust and Allegiant Asset Management Company specifically acknowledge and agree that any liability of the Trust under this Plan with respect to a particular Fund, or in connection with the transactions contemplated herein with respect to a particular Fund, shall be discharged only out of the assets of the particular Fund and that no other investment portfolio of the Trust shall be liable with respect thereto.

     9.5 The failure of an Acquired Fund to consummate its transaction contemplated herein shall not affect the consummation or validity of a transaction with respect to the other Acquired Fund, and the provisions of this Plan shall be construed to effect this intent.

10   LIMITATIONS OF LIABILITY OF THE TRUSTEES AND SHAREHOLDERS.

     "Allegiant Funds" and "Trustees" of Allegiant Funds refer to the Trust created and the Trustees, as trustees but not individually or personally, acting from time to time under a Declaration of Trust dated as of January 28, 1986, to which reference is hereby made and a copy of which is on file at the offices of the Secretary of the Commonwealth of Massachusetts and elsewhere as required by law, and to any and all amendments thereto so filed or hereafter filed. The obligations of Allegiant Funds entered into in the name or on behalf thereof by any of the Trustees, representatives or agents are made not individually, but in such capacities, and are not binding upon any of the Trustees, shareholders or representatives of the Trust personally, but bind only the assets of the Trust, and all persons dealing with any series of shares of the Trust must look solely to the assets of the Trust belonging to such series for the enforcement of any claims against the Trust.

     IN WITNESS WHEREOF, the parties hereto have caused this Plan to be duly executed as of the day and year first above written.

                                        ALLEGIANT FUNDS

                                        on behalf of Allegiant Small Cap Growth
                                        Fund, Allegiant Multi-Factor Mid Cap
                                        Growth Fund and Allegiant Multi-Factor
                                        Small Cap Growth Fund


                                        By: /s/ John G. Abunassar
                                            ------------------------------------
                                            John G. Abunassar, President

     Allegiant Asset Management Company hereby agrees to join in this Plan of Reorganization solely for purposes of Paragraphs 8.1 and 9.5 of the Plan.

                                        ALLEGIANT ASSET MANAGEMENT COMPANY


                                        By: /s/ John G. Abunassar
                                            ------------------------------------

                       STATEMENT OF ADDITIONAL INFORMATION

                  ALLEGIANT MULTI-FACTOR SMALL CAP GROWTH FUND

                                 ALLEGIANT FUNDS
                                 760 MOORE ROAD
                       KING OF PRUSSIA, PENNSYLVANIA 19406
                                 (800) 622-FUND

                                  JUNE 1, 2009

     This Statement of Additional Information is not a prospectus, but should be read in conjunction with the Proxy Statement dated June 1, 2009 for the Special Meeting of Shareholders of Allegiant Small Cap Growth Fund (the "Selling Small Cap Fund") and for the Special Meeting of Shareholders of Allegiant Multi-Factor Mid Cap Growth Fund (the "Selling Mid Cap Fund" and together with the Selling Small Cap Fund, the "Selling Funds") to be held on July 17, 2009. Copies of the Proxy Statement may be obtained at no charge by writing to Allegiant Funds, 760 Moore Road, King of Prussia, Pennsylvania 19406, or by calling toll-free (800) 622-FUND. Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Proxy Statement.

     This Statement of Additional Information and the Proxy Statement are related to a proposal to approve a Plan of Reorganization dated February 27, 2009 and the transactions contemplated thereby. The Plan of Reorganization contemplates the transfer of all of the assets and liabilities of each class of Selling Small Cap Fund and of the Selling Mid Cap Fund in exchange for shares of the corresponding class of Allegiant Multi-Factor Small Cap Growth Fund (the "Acquiring Small Cap Fund"), such that each shareholder of Selling Small Cap Fund and of the Selling Mid Cap Fund will receive the same aggregate dollar value of full and fractional shares of the corresponding class of the Acquiring Small Cap Fund.

     Further information about Allegiant Funds (the "Trust") is contained in and incorporated herein by reference to Allegiant Funds' Statements of Additional Information dated October 1, 2008, as supplemented, that relates to the Funds' prospectuses dated October 1, 2008, as supplemented. The audited financial statements and related independent registered public accounting firm's report for the Selling Funds and the Acquiring Small Cap Fund contained in the Annual Report for the fiscal year ended May 31, 2008 and the unaudited financial statements for the Selling Funds and the Acquiring Small Cap Fund contained in the Semi-Annual Report for the period ended November 30, 2008 are incorporated herein by reference. No other parts of the Annual Report or Semi-Annual Report are incorporated herein by reference.

PRO FORMA FINANCIAL STATEMENTS

     Under the Plan of Reorganization, the Selling Small Cap Fund and the Selling Mid Cap Fund will each be reorganized into the Acquiring Small Cap Fund. Shown below are unaudited PRO FORMA financial statements for the combined Acquiring Small Cap Fund, assuming the Reorganization, as more fully described in the Proxy Statement dated June 1, 2009, had been consummated as of December 1, 2007.

The PRO FORMA Combined Schedule of Investments and the PRO FORMA Combined Statement of Assets and Liabilities have been adjusted to give effect to the Reorganization as if it had occurred on December 1, 2007. The PRO FORMA Combined Statement of Operations is for the twelve months ended November 30, 2008 and has been adjusted to give effect to the Reorganization as if it had occurred on December 1, 2007.

     The unaudited PRO FORMA combined schedules and financial statements are presented for informational purposes only and do not purport to be indicative of the financial condition that actually would have resulted if the Reorganization had been consummated on December 1, 2007. These PRO FORMA numbers have been estimated in good faith based on information regarding the Selling Funds and the Acquiring Small Cap Fund for the twelve months ended November 30, 2008.

     The following unaudited PRO FORMA combined schedules and financial statements have been derived from the schedules and financial statements of the Selling Funds and the Acquiring Small Cap Fund, and such information has been adjusted to give effect to the Reorganization as if it had occurred on December 1, 2007. The unaudited PRO FORMA combined schedules and financial statements should be read in conjunction with the financial statements and related notes of Selling Funds and the Acquiring Small Cap Fund included in their Semi-Annual Report for the fiscal period ended November 30, 2008, which is incorporated herein by reference to the extent stated above. The combination of the Selling Funds and the Acquiring Small Cap Fund will be accounted for as a tax-free reorganization.

       ALLEGIANT MULTI-FACTOR MID CAP GROWTH FUND & SMALL CAP GROWTH FUND
                    ALLEGIANT MULTI-FACTOR SMALL GROWTH FUND
              UNAUDITED PRO FORMA COMBINING SCHEDULE OF INVESTMENTS
                                NOVEMBER 30, 2008

NET ASSETS                              20,913,903.64            20,806,560.47            4,141,976.67            45,862,440.78

                                         Target Fund              Target Fund            Acquiring Fund

                                   Allegiant Multi-Factor     Allegiant Small Cap    Allegiant Multi-Factor
                                    Mid Cap Growth Fund           Growth Fund         Small Cap Growth Fund     Proforma Combined
                            % Of  ------------------------ ------------------------ ------------------------ -----------------------
                            Net    Shares /      Market     Shares /      Market      Shares /      Market    Shares /     Market
                           Assets     Par        Value         Par        Value          Par        Value       Par        Value
                          ------- ---------- ------------- ---------- ------------- ------------ ----------- --------- -------------
COMMON STOCK               97.98%
CONSUMER DISCRETIONARY     15.30%
   AARON RENTS INC                           $          --     14,200 $     375,306        2,800 $    74,004    17,000 $     449,310
   AEROPOSTALE INC                    15,900       240,408                                                      15,900       240,408
   APOLLO GROUP INC*                   6,800       522,512                                                       6,800       522,512
   BUFFALO WILD WINGS                                           8,400       192,864        1,700      39,032    10,100       231,896
   COACH INC*                         11,200       200,480                                                      11,200       200,480
   DOLLAR TREE INC*                   10,700       453,252                                                      10,700       453,252
   FAMILY DOLLAR STORES
      INC*                            10,200       283,356                                                      10,200       283,356
   DEVRY INC                                                    4,300       247,164          900      51,732     5,200       298,896
   GAMESTOP CORP*                      3,400        74,290                                                       3,400        74,290
   HILLENBRAND INC                    13,900       221,288                                                      13,900       221,288
   ITT EDUCATIONAL
      SERVICES INC*                    3,500       315,280                                                       3,500       315,280
   MATTHEWS INTERNATIONAL
      CORP                                                      5,200       212,316        1,000      40,830     6,200       253,146
   MONRO MUFFLER INC                                            6,000       122,460        1,200      24,492     7,200       146,952
   PANERA BREAD CL A                                            6,000       266,640        1,200      53,328     7,200       319,968
   PETMED EXPRESS                                              18,400       329,912        3,600      64,548    22,000       394,460
   STEVEN MADDEN LTD                                           11,900       203,609        2,300      39,353    14,200       242,962
   STRAYER EDUCATION INC                                        1,800       431,298          400      95,844     2,200       527,142
   TIM HORTONS INC*                    5,000       124,450                                                       5,000       124,450
   TJX COS INC*                       22,800       520,296                                                      22,800       520,296
   UNIFIRST CORP/MA                                            10,500       290,955        2,100      58,191    12,600       349,146

   URBAN OUTFITTERS INC*              12,200       221,674                                                      12,200       221,674
   WOLVERINE WORLD WIDE
      INC                             20,100       387,327                                                      20,100       387,327
   YUM! BRANDS INC*                    8,900       239,766                                                       8,900       239,766
                                             -------------            -------------              -----------           -------------
                                              3,804,379.00             2,672,524.00               541,354.00            7,018,257.00
CONSUMER STAPLES            6.92%
   AVON PRODUCTS INC                   8,000       168,800                                                       8,000       168,800
   BJ'S WHOLESALE CLUB
      INC                                                       8,100       289,818        1,600      57,248     9,700       347,066
   CAMPBELL SOUP CO                    9,000       288,450                                                       9,000       288,450
   CLOROX COMPANY                      2,000       118,320                                                       2,000       118,320
   FLOWERS FOODS INC                                           10,100       270,478        2,000      53,560    12,100       324,038
   GENERAL MILLS INC                   5,800       366,386                                                       5,800       366,386
   INTER PARFUMS INC                                           18,450       135,792        3,650      26,864    22,100       162,656
   PANTRY                                                       4,300        83,162          900      17,406     5,200       100,568
   RUDDICK CORP                                                 5,100       139,536        1,000      27,360     6,100       166,896
   SPARTAN STORES INC                                           9,200       218,224        1,800      42,696    11,000       260,920
   SYSCO CORP                          6,300       147,735                                                       6,300       147,735
   TREEHOUSE FOODS INC                                          9,600       228,384        1,900      45,201    11,500       273,585
   UST INC                             6,500       446,875                                                       6,500       446,875
                                             -------------            -------------              -----------           -------------
                                                 1,536,566                1,365,394                  270,335               3,172,295
ENERGY                      3.90%
   ATWOOD OCEANICS INC                 4,600        83,260      7,600       137,560        1,500      27,150    13,700       247,970
   CNX GAS CORP*                       4,800       149,136                                                       4,800       149,136
   CORE LABORATORIES NV                                         2,100       139,881          400      26,644     2,500       166,525
   CROSS TIMBERS ROYALTY
      TRUST                                                     2,900        83,520          600      17,280     3,500       100,800
   ENSCO INTERNATIONAL
      INC                              2,300        74,543                                                       2,300        74,543
   NOBLE CORP*                        14,900       399,171                                                      14,900       399,171
   NUSTAR ENERGY LP*                   2,200        87,560                                                       2,200        87,560
   RANGE RESOURCES CORP*               3,500       145,145                                                       3,500       145,145
   SOUTHWESTERN ENERGY CO*             6,400       219,968                                                       6,400       219,968
   TRANSOCEAN INC*                     2,962       198,099                                                       2,962       198,099
                                             -------------            -------------              -----------           -------------
                                                 1,356,882                  360,961                   71,074               1,788,917
FINANCIALS                  9.37%
   AMERICAN PHYSICIANS
      CAPITAL INC                                               4,700       180,245          900      34,515     5,600       214,760

   BANCFIRST CORP                                               3,700       162,467          700      30,737     4,400       193,204
   BANK OF THE OZARKS INC                                       7,500       204,150        1,500      40,830     9,000       244,980
   CITIZENS INC/TX                                             28,500       269,325        5,600      52,920    34,100       322,245
   CREDICORP LTD                       5,300       231,610                                                       5,300       231,610
   HEALTH CARE REIT INC                6,400       243,200                                                       6,400       243,200
   ESSA BANCORP INC                                             9,200       123,924        1,800      24,246    11,000       148,170
   EZCORP INC                                                  30,700       506,243        6,000      98,940    36,700       605,183
   HUDSON CITY BANCORP
      INC                             17,900       299,109                                                      17,900       299,109
   LIFE PARTNERS HOLDINGS
      INC                                                       8,800       314,160        1,700      60,690    10,500       374,850
   NATIONWIDE HEALTH
      PROPERTIES INC                                           11,300       255,719        2,200      49,786    13,500       305,505
   NEWALLIANCE BANCSHARES
      INC                                                      20,600       283,868        4,100      56,498    24,700       340,366
   T ROWE PRICE GROUP INC             11,900       407,099                                                      11,900       407,099
   URSTADT BIDDLE
      PROPERTIES INC                                           14,100       221,934        2,800      44,072    16,900       266,006
   VALLEY NATIONAL
      BANCORP                          5,200       100,516                                                       5,200       100,516
                                             -------------            -------------              -----------           -------------
                                                 1,281,534                2,522,035                  493,234               4,296,803
HEALTHCARE                 19.16%
   ALEXION
      PHARMACEUTICALS INC                                       7,600       255,816        1,500      50,490     9,100       306,306
   ALNYLAM
      PHARMACEUTICALS INC                                       5,900       107,557        1,200      21,876     7,100       129,433
   AMEDISYS INC                                                 9,400       365,566        1,900      73,891    11,300       439,457
   BECKMAN COULTER*                    5,800       252,764                                                       5,800       252,764
   BIOGEN IDEC*                        3,200       135,392                                                       3,200       135,392
   BIO-RAD LABORATORIES
      INC                                                       2,100       155,736          400      29,664     2,500       185,400
   CARDIAC SCIENCE CORP                                        27,900       182,187        5,500      35,915    33,400       218,102
   C.R. BARD INC                       1,800       147,654                                                       1,800       147,654
   CEPHALON INC*                       5,900       433,532                                                       5,900       433,532
   COMPUTER PROGRAMS &
      SYSTEMS INC                                               7,400       207,052        1,500      41,970     8,900       249,022
   CORVEL CORP                                                 14,000       309,400        2,800      61,880    16,800       371,280
   EMERGENT BIOSOLUTIONS
      INC                                                      19,800       447,876        3,900      88,218    23,700       536,094
   ENSIGN GROUP INC/THE                                         7,700       112,574        1,500      21,930     9,200       134,504
   EXPRESS SCRIPTS INC*                4,700       270,297                                                       4,700       270,297
   HAEMONETICS CORP                                             5,000       285,950        1,000      57,190     6,000       343,140
   HLTH CORP                          38,000       356,060                                                      38,000       356,060
   ICON PLC                                                     8,000       169,520        1,600      33,904     9,600       203,424
   IMMUCOR INC                                                  4,100        99,507          800      19,416     4,900       118,923
   ISIS PHARMACEUTICALS
      INC                                                      16,200       185,814        3,200      36,704    19,400       222,518

   KINETIC CONCEPTS INC                9,900       214,236                                                       9,900       214,236
   LABORATORY CORP OF
      AMERICA HOLDINGS*                7,100       449,856                                                       7,100       449,856
   LANDAUER INC                                                 4,600       264,132          900      51,678     5,500       315,810
   LIFE TECHNOLOGIES CORP*             3,187        83,192                                                       3,187        83,192
   LINCARE HOLDINGS INC                                        14,400       344,592        2,800      67,004    17,200       411,596
   MYRIAD GENETICS INC*                1,300        77,064                                                       1,300        77,064
   OSI PHARMACEUTICALS                                          9,100       338,520        1,800      66,960    10,900       405,480
   PAREXEL INTERNATIONAL
      CORP                                                     14,600       121,472        2,900      24,128    17,500       145,600
   QUEST DIAGNOSTICS
      INC/DE*                          4,600       214,222                                                       4,600       214,222
   RES-CARE INC                                                14,200       185,310        2,800      36,540    17,000       221,850
   ST JUDE MEDICAL INC*                3,900       109,317                                                       3,900       109,317
   STERIS CORP                                                  3,600        99,540          700      19,355     4,300       118,895
   TECHNE CORP                                                  6,200       384,462        1,200      74,412     7,400       458,874
   THERMO FISHER
      SCIENTIFIC INC                   7,000       249,760                                                       7,000       249,760
   US PHYSICAL THERAPY
      INC                                                      17,800       215,380        3,500      42,350    21,300       257,730
                                             -------------            -------------              -----------           -------------
                                                 2,993,346                4,837,963                  955,475               8,786,784
INDUSTRIALS                16.18%
   ACETO CORP                                                  26,800       236,912        5,300      46,852    32,100       283,764
   AMETEK INC*                         8,000       279,440                                                       8,000       279,440
   APPLIED SIGNAL
      TECHNOLOGY INC                                           16,500       258,885        3,300      51,777    19,800       310,662
   AXSYS TECHNOLOGIES INC                                       2,400       167,544          500      34,905     2,900       202,449
   CH ROBINSON WORLDWIDE
      INC*                             9,900       505,692                                                       9,900       505,692
   CORPORATE EXECUTIVE
      BOARD CO/THE                     3,500        80,710                                                       3,500        80,710
   CUMMINS INC                         2,600        66,508                                                       2,600        66,508
   CURTISS-WRIGHT CORP                                          4,200       140,280          800      26,720     5,000       167,000
   DONALDSON CO INC                    8,800       301,136                                                       8,800       301,136
   DUN & BRADSTREET CORP*              6,300       504,000                                                       6,300       504,000
   EMCOR GROUP INC                                             15,700       247,589        3,100      48,887    18,800       296,476
   EXPEDITORS
      INTERNATIONAL OF
      WASHINGTON INC*                  3,600       120,348                                                       3,600       120,348
   EXPONENT INC                                                 7,900       241,108        1,600      48,832     9,500       289,940
   FLUOR CORP*                         3,500       159,390                                                       3,500       159,390
   FOSTER WHEELER LTD*                 2,000        44,520                                                       2,000        44,520
   GARDNER DENVER                                               8,600       212,850        1,700      42,075    10,300       254,925
   JACOBS ENGINEERING
      GROUP INC                        2,300       102,971                                                       2,300       102,971
   KHD HUMBOLDT WEDAG
      INTERNATIONAL LTD                                        14,000       148,120        2,700      28,566    16,700       176,686
   LINCOLN ELECTRIC
      HOLDINGS INC                     3,700       169,053                                                       3,700       169,053

   MICHAEL BAKER CORP                                          11,900       391,510        2,400      78,960    14,300       470,470
   PACER INTERNATIONAL                                         16,000       155,040        3,100      30,039    19,100       185,079
   PRECISION CASTPARTS
      CORP*                            3,100       194,370                                                       3,100       194,370
   REPUBLIC SERVICES INC              12,300       295,200                                                      12,300       295,200
   ROCKWELL COLLINS INC*               8,610       293,429                                                       8,610       293,429
   STERICYCLE INC*                     6,100       349,530                                                       6,100       349,530
   TELEDYNE TECHNOLOGIES
      INC                                                       5,900       239,658        1,200      48,744     7,100       288,402
   WABTEC CORP                                                  7,500       289,425        1,500      57,885     9,000       347,310
   WASTE CONNECTIONS INC                                        5,800       163,734        1,200      33,876     7,000       197,610
   WATSON WYATT WORLDWIDE
      INC                                                      10,000       403,200        2,000      80,640    12,000       483,840
                                             -------------            -------------              -----------           -------------
                                                 3,466,297                3,295,855                  658,758               7,420,910
INFORMATION TECHNOLOGY     16.21%
   ACTIVISION BLIZZARD
      INC                             10,600       124,020                                                      10,600       124,020
   AGILENT TECHNOLOGIES
      INC*                             9,300       175,119                                                       9,300       175,119
   ANALOG DEVICES INC*                 9,800       167,580                                                       9,800       167,580
   ANSYS INC                                                    4,460       128,716          860      24,820     5,320       153,535
   AVOCENT                                                     16,100       302,841        3,200      60,192    19,300       363,033
   BMC SOFTWARE
      INCORPORATED*                    6,000       149,760                                                       6,000       149,760
   BROADCOM CORP                       7,300       111,763                                                       7,300       111,763
   CHECK POINT SOFTWARE
      TECHNOLOGIES*                   13,400       276,174                                                      13,400       276,174
   COMPUWARE CORP                                              14,700        93,345        2,900      18,415    17,600       111,760
   DST SYSTEMS INC                     5,000       189,050                                                       5,000       189,050
   FLIR SYSTEMS INC                                             4,200       130,284          800      24,816     5,000       155,100
   GLOBAL PAYMENTS INC                 9,100       329,147                                                       9,100       329,147
   INFORMATICA CORP                                            28,840       400,299        5,650      78,422    34,490       478,721
   INTEGRAL SYSTEMS
      INC/MD                                                   19,400       465,600        3,800      91,200    23,200       556,800
   INTERWOVEN                                                  28,100       365,581        5,600      72,856    33,700       438,437
   MANTECH INTERNATIONAL
      CORP                             7,200       391,824                                                       7,200       391,824
   METTLER-TOLEDO
      INTERNATIONAL INC                3,000       246,750                                                       3,000       246,750
   MICROS SYSTEMS INC                 18,000       299,700                                                      18,000       299,700
   NETEASE.COM                        21,900       402,960     10,000       184,000        2,000      36,800    33,900       623,760
   PARAMETRIC TECHNOLOGY
      CORP                                                     15,100       174,556        2,900      33,524    18,000       208,080
   SATYAM COMPUTER
      SERVICES LTD                    12,500       159,125                                                      12,500       159,125
   SKILLSOFT PLC ADR                                           40,700       244,200        7,900      47,400    48,600       291,600
   SOLERA HOLDINGS INC                                         16,900       330,733        3,300      64,581    20,200       395,314

   SYBASE INC                                                  16,400       404,096        3,200      78,848    19,600       482,944
   TNS INC                                                     14,000       119,700        2,700      23,085    16,700       142,785
   TYLER TECHNOLOGIES                                          20,000       252,600        3,900      49,257    23,900       301,857
   WESTERN DIGITAL CORP*               8,900       108,580                                                       8,900       108,580
                                             -------------            -------------              -----------           -------------
                                                 3,131,552                3,596,551                  704,216               7,432,318
MATERIALS                   5.24%
   APTARGROUP INC                                               9,500       317,680        1,900      63,536    11,400       381,216
   ECOLAB INC                         13,700       525,943                                                      13,700       525,943
   GREIF INC                                                    4,300       142,545          800      26,520     5,100       169,065
   SIGMA-ALDRICH CORP*                10,700       461,277                                                      10,700       461,277
   TERRA NITROGEN CO LP                1,500       151,410                                                       1,500       151,410
   VALSPAR CORP                        8,900       174,618                                                       8,900       174,618
   ZEP INC                                                     24,900       450,939        4,900      88,739    29,800       539,678
                                             -------------            -------------              -----------           -------------
                                                 1,313,248                  911,164                  178,795               2,403,207
TELECOMMUNICATION
      SERVICES              3.67%
   CELLCOM ISRAEL LTD                  6,500       150,540                                                       6,500       150,540
   CHUNGHWA TELECOM CO
      LTD                             16,082       251,522                                                      16,082       251,522
   IOWA TELECOMMUNI-
      CATIONS SERVICES
      INC                                                      10,200       155,958        2,000      30,580    12,200       186,538
   METROPCS
      COMMUNICATIONS INC*             20,500       300,120                                                      20,500       300,120
   PARTNER COMMUNICATIONS             10,300       160,680     10,300       160,680        2,000      31,200    22,600       352,560
   PREMIERE GLOBAL
      SERVICES INC                                             31,900       194,590        6,300      38,430    38,200       233,020
   SYNIVERSE HOLDINGS INC                                      17,700       172,929        3,500      34,195    21,200       207,124
                                             -------------            -------------              -----------           -------------
                                                   862,862                  684,157                  134,405               1,681,424
UTILITIES
   AQUA AMERICA INC                    9,200       199,548                                                       9,200       199,548
   CIA PARANAENSE DE
      ENERGIA                                                  21,900       259,296        4,300      50,912    26,200       310,208
   CONSTELLATION ENERGY
      GROUP INC                        1,700        41,599                                                       1,700        41,599
   ITC HOLDINGS CORP                                            2,800       117,600          600      25,200     3,400       142,800
   XCEL ENERGY INC*                   12,700       238,887                                                      12,700       238,887
                                             -------------            -------------              -----------           -------------
                                                   480,034                  376,896                   76,112                 933,042
FOREIGN COMMON STOCK        0.51%
   NEW ORIENTAL EDUCATION
      & TECHNOLOGY GROUP,
      ADR (CHINA)                      4,500       232,245                                                       4,500       232,245

AFFILIATED MONEY MARKET
      FUND                  1.13%
   ALLEGIANT MONEY MARKET
      FUND I                                                 144,239       144,239       40,696       40,696   184,936       184,936
   ALLEGIANT ADVANTAGE
      INSTITUTIONAL MONEY
      MARKET FUND CLASS I            334,346       334,346                                                     334,346       334,346
                                             -------------           -------------              ------------           -------------
                                                   334,346                 144,239                    40,696                 519,282
                                             -------------           -------------              ------------           -------------
   TOTAL INVESTMENT AT
      MARKET BEFORE
      COLLATERAL FOR
      LOANED SECURITIES    99.61%               20,793,291              20,767,739                 4,124,454              45,685,484
                                             -------------           -------------              ------------           -------------
   TOTAL INVESTMENT AT
      COST BEFORE
      COLLATERAL FOR
      LOANED SECURITIES                         26,739,444              25,268,708              4,928,593.17              56,936,746
                                             -------------           -------------              ------------           -------------
SHORT TERM INVESTMENT
   HELD AS COLLATERAL FOR
   LOANED SECURITIES       16.02%
AFFILIATED MONEY MARKET
   FUND                    15.41%
ALLEGIANT ADVANTAGE
   INSTITUTIONAL MONEY
   MARKET FUND CLASS I             2,954,924     2,954,924 3,315,579     3,315,579      795,960      795,960 7,066,463     7,066,463
                                             -------------           -------------              ------------           -------------
MONEY MARKET FUND           0.14%
   AIM STIT LIQUID ASSETS
      PORTFOLIO
      2.230%, 12/01/08                25,920        25,920    29,084        29,084        6,979        6,979    61,983        61,983
                                             -------------           -------------              ------------           -------------
MEDIUM TERM NOTES           0.90%
   MORGAN STANLEY
      0.7500%, 04/03/09               86,401        86,401    96,947        96,947       23,262       23,262   206,610       206,610
   MORGAN STANLEY
      0.7500%, 04/15/09               86,401        86,401    96,947        96,947       23,262       23,262   206,610       206,610
                                             -------------           -------------              ------------           -------------
                                                   172,802                 193,894                    46,524                 413,220
REPURCHASE AGREEMENT        0.02%
   HSBC SECURITIES
   0.260%, 12/01/08                    4,746         4,746     5,326         5,326        1,278        1,278    11,350        11,350
                                             -------------           -------------              ------------           -------------
Total Short Term
   Investment Held as
   Collateral for Loan
   Securities
   (Cost/Market Value)                           3,158,393               3,543,882                   850,741               7,346,406
                                             -------------           -------------              ------------           -------------
   Total Investment at
      Market              116.08%               23,951,684              24,311,621                 4,975,195              53,238,499
                                             -------------           -------------              ------------           -------------

   Total Investment at
      Cost                                      29,897,837               28,812,590                5,779,334              64,489,761
                                             -------------            -------------              -----------           -------------

* This security has been identified for possible disposition in connection with the Reorganization. However, market, issuer or other factors may change prior to or after the Reorganization that may result in a different outcome.

                  ALLEGIANT MULTI-FACTOR SMALL CAP GROWTH FUND
       ALLEGIANT SMALL CAP GROWTH FUND & MULTI-FACTOR MID CAP GROWTH FUND
             PRO FORMA COMBINING STATEMENT OF ASSETS AND LIABILITIES
                             AS OF NOVEMBER 30, 2008
                                   (UNAUDITED)

                                            MULTI-FACTOR                  MULTI-FACTOR
                                               MID CAP       SMALL CAP      SMALL CAP                      PRO FORMA
                                               GROWTH         GROWTH         GROWTH        PRO FORMA        COMBINED
                                                FUND           FUND           FUND       ADJUSTMENT(1)      (NOTE 1)
                                            ------------   ------------   ------------   -------------   -------------
Investments:
   Investments, at cost                     $ 29,897,837   $ 28,812,590    $5,779,334         $--        $  64,489,761
   Net unrealized depreciation                (5,946,153)    (4,500,969)     (804,139)         --          (11,251,261)
                                            ------------   ------------    ----------         ---        -------------
   Investments, at market value               23,951,684     24,311,621     4,975,195          --           53,238,500
Receivables:
   Shares of beneficial interest sold              2,663         16,530             0          --               19,193
   Investment securities sold                    134,280        195,016        38,325          --              367,621
   Dividends and  interest                        21,895         17,484         4,406          --               43,785
Prepaid expenses and other assets                 11,806         12,893         5,693          --               30,392
                                            ------------   ------------    ----------         ---        -------------
      Total Assets                            24,122,328     24,553,544     5,023,619          --           53,699,491
                                            ------------   ------------    ----------         ---        -------------
LIABILITIES:
Payables:
   Shares of beneficial interest redeemed          9,326         23,172            --          --               32,498
   Investment securities purchased                     0        119,856        24,194          --              144,050
   Investment advisory fees payable                7,706          9,506            14          --               17,226
   12b-1 fees payable                              2,123          2,158           298          --                4,579
   Administration fees payable                     2,388          2,481           967          --                5,836
   Custody fees payable                            1,361           (199)          969          --                2,131
   Trustees' Fee Payable                           1,825          3,309           125          --                5,259
   Payable for Collateral for Loaned
      Securities                               3,158,393      3,543,882       850,741          --            7,553,016
Other expenses and liabilities                    25,303         42,818         4,334          --               72,455
                                            ------------   ------------    ----------         ---        -------------
      Total Liabilities                        3,208,425      3,746,983       881,642          --            7,837,050
                                            ------------   ------------    ----------         ---        -------------
NET ASSETS                                  $ 20,913,903   $ 20,806,561    $4,141,977         $--        $  45,862,441
                                            ============   ============    ==========         ===        =============
NET ASSETS CONSIST OF:
Paid-in Capital                             $102,880,274   $107,411,241     5,855,857         $--        $ 216,147,372
Undistributed (distributions in excess
   of) net investment income                      83,505        (79,433)         (169)         --                3,903
Accumulated net realized loss on
   investments                               (76,103,722)   (82,024,278)     (909,572)         --         (159,037,572)
Net unrealized appreciation on
   investments                                (5,946,153)    (4,500,969)     (804,139)         --          (11,251,261)
                                            ------------   ------------    ----------         ---        -------------
      Total Net Assets                      $ 20,913,903   $ 20,806,561    $4,141,977         $--        $  45,862,441
                                            ============   ============    ==========         ===        =============

CLASS I:
NET ASSETS                                                              4,104,235    $ 25,714,171(a)     $29,818,406
                                                                        =========    ============        ===========
Shares of beneficial interest outstanding                                 575,906       3,608,211(a)       4,184,117
                                                                        =========    ============        ===========
NET ASSET VALUE, offering price and
   redemption price per share of
   beneficial interest outstanding                                           7.13    $       7.13        $      7.13
NET ASSETS                                  $13,246,827   $12,467,344                 (25,714,171)(b)    $        --
                                            ===========   ===========                 ===========        ===========
Shares of beneficial interest outstanding     2,675,836     1,892,018                  (4,567,854)(b)             --
                                            ===========   ===========                 ===========        ===========
NET ASSET VALUE, offering price and
   redemption price per share of
   beneficial interest outstanding          $      4.95   $      6.59                                    $        --
CLASS A:
NET ASSETS                                                                 37,735    $ 15,888,800(a)(c)  $15,926,535
                                                                        =========    ============        ===========
Shares of beneficial interest outstanding                                   5,331       2,244,685(a)(c)    2,250,016
                                                                        =========    ============        ===========
NET ASSET VALUE, offering price and
   redemption price per share of
   beneficial interest outstanding                                           7.08    $       7.08        $      7.08
NET ASSETS                                  $ 7,232,460   $ 7,809,261                 (15,041,721)(b)    $        --
                                            ===========   ===========                 ===========        ===========
Shares of beneficial interest outstanding     1,530,139     1,219,153                  (2,749,292)(b)             --
                                            ===========   ===========                 ===========        ===========
NET ASSET VALUE, offering price and
   redemption price per share of
   beneficial interest outstanding          $      4.73   $      6.41                                    $      0.00
CLASS B:
NET ASSETS                                  $   386,706   $   460,373                    (847,079)(b)    $        --
                                            ===========   ===========                 ===========        ===========
Shares of beneficial interest outstanding       102,293        77,631                    (179,924)(b)             --
                                            ===========   ===========                 ===========        ===========
NET ASSET VALUE, offering price and
   redemption price per share of
   beneficial interest outstanding          $      3.78   $      5.93                                    $      0.00
CLASS C:
NET ASSETS                                                                      7    $    117,493(a)     $   117,500
                                                                        =========    ============        ===========
Shares of beneficial interest outstanding                                       1          16,459(a)          16,460
                                                                        =========    ============        ===========
NET ASSET VALUE, offering price and
   redemption price per share of
   beneficial interest outstanding                                           7.14    $       7.14        $      7.14
NET ASSETS                                  $    47,910   $    69,583                    (117,493)(b)    $        --
                                            ===========   ===========                 ===========        ===========
Shares of beneficial interest outstanding        12,495        11,704                     (24,199)(b)             --
                                            ===========   ===========                 ===========        ===========
NET ASSET VALUE, offering price and
   redemption price per share of
   beneficial interest outstanding          $      3.83   $      5.95                                    $      0.00

(a) Reflects net effect of combining existing Multi-Factor Mid Cap Growth Fund & Allegiant Small Cap Growth Fund into Allegiant Multi-Factor Small Cap Growth Fund.

(b) Reflects exchange of Allegiant Multi-Factor Mid Cap Growth Fund & Allegiant Small Cap Growth Fund into Allegiant Multi-Factor Small Cap Growth Fund.

(c) Reflects exchange of Allegiant Multi-Factor Mid Cap Growth Fund & Allegiant Small Cap Growth Fund Class B shares into Class A Shares of Allegiant Small Cap Growth Fund.

SEE NOTES TO PRO FORMA COMBINING FINANCIAL STATEMENTS.

                  ALLEGIANT MULTI-FACTOR SMALL CAP GROWTH FUND
       ALLEGIANT SMALL CAP GROWTH FUND & MULTI-FACTOR MID CAP GROWTH FUND
              UNAUDITED PRO FORMA COMBINING STATEMENT OF OPERATIONS

                                                    MULTI-FACTOR                  MULTI-FACTOR
                                                      MID CAP       SMALL CAP      SMALL CAP                        PRO FORMA
                                                      GROWTH          GROWTH         GROWTH       PRO FORMA          COMBINED
                                                        FUND           FUND           FUND       ADJUSTMENTS         (NOTE 1)
                                                   -------------  -------------  -------------   -----------      -------------
INVESTMENT INCOME:
Dividends (less: foreign taxes withheld)           $     412,645  $     194,217  $      38,213   $      --        $     645,075
Interest                                                  13,662         16,169          3,484          --               33,315
Security lending income                                   29,450         34,865          6,336                           70,652
Other                                                          0             --             --          --                    0
                                                   -------------  -------------  -------------   ---------        -------------
Total investment income                                  455,757        245,252         48,033          --              749,042
                                                   -------------  -------------  -------------   ---------        -------------
EXPENSES:
Investment Advisory fees                                 340,753        305,777         59,840           0              706,370
Administration fees                                       23,044         21,134          4,901      (3,517)(a)           45,561
12b-1 fees:                                                                                                                   0
   Class I                                                 5,297          4,532            946      (3,768)(d)            7,007
   Class A                                                 3,139          3,177              8      (1,835)(d)(b)         4,489
   Class B                                                 5,399          6,295             --     (11,694)(b)               (0)
   Class C                                                   640            923             --           0                1,563
Transfer Agent fees                                       66,784        129,229          1,347           0              197,360
Custodian fees                                             9,388         10,634          7,880     (17,000)(a)           10,902
Professional fees                                          7,568          6,931          5,434     (13,500)(a)            6,433
Pricing service fees                                       3,909          5,342          4,020      (8,000)(a)            5,270
Printing and shareholder reports                           2,456            505            381           0                3,343
Registration and filing fees                              24,773         29,097         13,507     (38,280)(a)           29,097
Trustees' fees                                             1,736          1,372            288           0                3,397
Miscellaneous                                             11,982         14,035          5,598      (9,765)(a)           21,851
Shareholder servicing fees:                                                                                                   0
   Class A                                                31,140         30,986            129       3,898(b)            66,152
   Class B                                                 1,800          2,098             --      (3,898)(b)               (0)
   Class C                                                   213            308             --           0                  521
                                                              --             --            --            0
                                                   -------------  -------------  -------------   ---------        -------------
Total Expenses                                           540,021        572,374        104,279    (107,359)           1,109,315
                                                   -------------  -------------  -------------   ---------        -------------
LESS:
   Waiver of Investment Advisory fees                   (187,525)      (137,838)       (47,304)      1,997(c)          (370,670)
                                                   -------------  -------------  -------------   ---------        -------------
   Net expenses                                          352,496        434,536         56,975    (105,362)             738,645
                                                   -------------  -------------  -------------   ---------        -------------
Net Investment Income                                    103,261       (189,283)        (8,943)    105,362               10,397
                                                   -------------  -------------  -------------   ---------        -------------
REALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized Gain (Loss) on investments sold          (8,357,097)    (4,309,555)      (895,302)          0          (13,561,954)
Net change in unrealized Appr/Depr on investments     (9,314,687)    (9,565,577)    (1,800,608)          0          (20,680,871)
                                                   -------------  -------------  -------------   ---------        -------------
Net gain on investments                              (17,671,784)   (13,875,131)    (2,695,910)          0          (34,242,826)
                                                   -------------  -------------  -------------   ---------        -------------
Net Increase from Payment by Affiliate                                       --             --                                0
                                                   -------------  -------------  -------------   ---------        -------------
Net Decrease/Increase in Net Assets
   Resulting from Operations                        ($17,568,523)  ($14,064,415)  ($ 2,704,853)  $ 105,362         ($34,232,429)
                                                   -------------  -------------  -------------   ---------        -------------

(a)  Adjustment to eliminate duplicate fees.

(b)  Reflects Class B merging into Class A.

(c)  Adjustment to reflect cap of .95 bps.

(d) Adjustment to reflect impact in 12b-1 fees once assets are consolidated into one fund. Effective August 1, 2008, Class A and Class I 12b-1 fees were increased as follows as a result of increases in marketing and distribution expenses incurred by the Funds' distributor:

Selling Small Cap Fund   0.02% to 0.04%
Selling Mid Cap Fund     0.02% to 0.04%
Acquiring Fund           0.01% to 0.03%

SEE NOTES TO PRO FORMA COMBINING FINANCIAL STATEMENTS.

ALLEGIANT MULTI-FACTOR SMALL CAP GROWTH FUND
PRO FORMA NOTES TO COMBINING FINANCIAL STATEMENTS
NOVEMBER 30, 2008
(UNAUDITED)

1) DESCRIPTION OF THE FUND

THE ALLEGIANT MULTI-FACTOR SMALL CAP GROWTH FUND, ("ACQUIRING FUND") A SERIES OF THE ALLEGIANT FUNDS ("TRUST"), IS REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED, AS AN OPEN-END, DIVERSIFIED INVESTMENT COMPANY. THE ACQUIRING FUND CONSISTS OF THREE CLASSES OF SHARES: CLASS A, CLASS C AND CLASS I. ALL SHAREHOLDERS BEAR THE COMMON EXPENSES OF THE FUND BASED ON THE DAILY NET ASSETS OF EACH CLASS, WITHOUT DISTINCTION BETWEEN SHARE CLASSES. DIVIDENDS ARE DECLARED SEPARATELY FOR EACH CLASS. DIFFERENCES IN PER SHARE DIVIDEND RATES ARE GENERALLY DUE TO DIFFERENCES IN SEPARATE CLASS EXPENSES.

2) BASIS OF COMBINATION

THE ACCOMPANYING PRO FORMA FINANCIAL STATEMENTS ARE PRESENTED TO SHOW THE EFFECT OF THE PROPOSED ACQUISITION OF THE ALLEGIANT MULTI-FACTOR MID CAP GROWTH FUND AND THE ALLEGIANT SMALL CAP GROWTH FUND, ("TARGET FUNDS") BOTH A SERIES OF THE ALLEGIANT FUNDS, BY THE ACQUIRING FUND AS IF SUCH ACQUISITION HAD TAKEN PLACE AS OF DECEMBER 1, 2007.

UNDER THE TERMS OF THE PLAN OF REORGANIZATION, THE COMBINATION OF THE TARGET FUNDS AND ACQUIRING FUND WILL BE ACCOUNTED FOR BY THE METHOD OF ACCOUNTING FOR TAX-FREE MERGERS OF INVESTMENT COMPANIES. THE ACQUISITION WOULD BE ACCOMPLISHED BY AN ACQUISITION OF THE NET ASSETS OF THE TARGET FUNDS IN EXCHANGE FOR SHARES OF THE ACQUIRING FUND AT NET ASSET VALUE. THE STATEMENT OF ASSETS AND LIABILITIES AND THE RELATED STATEMENT OF OPERATIONS OF THE TARGET FUNDS AND ACQUIRING FUND HAVE BEEN COMBINED AS OF AND FOR THE TWELVE MONTHS ENDED NOVEMBER 30, 2008. FOLLOWING THE ACQUISITION, THE ACQUIRING FUND WILL BE THE ACCOUNTING SURVIVOR. IN ACCORDANCE WITH ACCOUNTING PRINCIPLES GENERALLY ACCEPTED IN THE UNITED STATES OF AMERICA, THE HISTORICAL COST OF INVESTMENT SECURITIES WILL BE CARRIED FORWARD TO THE SURVIVING FUND AND THE RESULTS OF OPERATIONS FOR PRE-COMBINATION PERIODS OF THE SURVIVING FUND WILL NOT BE RESTATED.

THE ACCOMPANYING PRO FORMA FINANCIAL STATEMENTS SHOULD BE READ IN CONJUNCTION WITH THE FINANCIAL STATEMENTS OF THE ACQUIRING FUND AND TARGET FUNDS INCLUDED IN THEIR RESPECTIVE SEMI-ANNUAL REPORTS DATED NOVEMBER 30, 2008.

3) PORTFOLIO VALUATION

INVESTMENT SECURITIES OF THE ALLEGIANT EQUITY FUNDS THAT ARE LISTED ON A SECURITIES EXCHANGE OR QUOTED ON A NATIONAL MARKET SYSTEM, AND FOR WHICH MARKET QUOTATIONS ARE READILY AVAILABLE, ARE VALUED AT THE LAST QUOTED SALES PRICE AT THE OFFICIAL CLOSE OF TRADING ON THE NEW YORK STOCK EXCHANGE ("NYSE"), (NORMALLY 4:00 P.M. EASTERN TIME). SECURITIES QUOTED ON THE NASDAQ(R) NATIONAL MARKET SYSTEM ARE VALUED AT THE OFFICIAL CLOSING PRICE. OTHER SECURITIES TRADED ON OVER-THE-COUNTER MARKETS ARE VALUED ON THE BASIS OF THEIR CLOSING OVER-THE-COUNTER BID PRICES. IF, IN THE CASE OF A SECURITY THAT IS VALUED AT LAST SALE, THERE IS NO SUCH REPORTED SALE, THESE SECURITIES (PARTICULARLY FIXED INCOME SECURITIES) AND UNLISTED SECURITIES FOR WHICH MARKET QUOTATIONS ARE NOT READILY AVAILABLE, ARE VALUED AT THE MEAN BETWEEN THE MOST RECENT BID AND ASKED PRICES. THE FUNDS, UNDER SUPERVISION OF THE BOARD OF TRUSTEES, RESERVE THE RIGHT TO ALTERNATIVELY UTILIZE LAST BID PRICES, SHOULD SUCH PRICES BE DETERMINED TO MORE ACCURATELY REPRESENT VALUATION. HOWEVER, CERTAIN FIXED INCOME PRICES FURNISHED BY PRICING SERVICES MAY BE BASED ON METHODS WHICH INCLUDE CONSIDERATION OF YIELDS OR PRICES OF BONDS OF COMPARABLE QUALITY, STABILITY, RISK, COUPON, MATURITY, TYPE, TRADING CHARACTERISTICS AND OTHER MARKET DATA OR FACTORS; INDICATIONS AS TO VALUES FROM DEALERS OR OTHER FINANCIAL INSTITUTIONS THAT TRADE THE SECURITIES; AND GENERAL MARKET CONDITIONS. THE PRICING SERVICES MAY

ALSO EMPLOY ELECTRONIC DATA PROCESSING TECHNIQUES AND MATRIX SYSTEMS, WHICH INCORPORATE DEALER-SUPPLIED VALUATIONS, TO DETERMINE VALUE. THE BOARD OF TRUSTEES HAS APPROVED THE USE OF SUCH PRICING SERVICES. A NUMBER OF PRICING SERVICES ARE AVAILABLE, AND THE FUNDS MAY USE VARIOUS PRICING SERVICES OR DISCONTINUE THE USE OF ANY PRICING SERVICE. SHORT-TERM OBLIGATIONS WITH MATURITIES OF 60 DAYS OR LESS WHEN PURCHASED ARE VALUED AT AMORTIZED COST, WHICH APPROXIMATES MARKET VALUE. THE AMORTIZED COST METHOD VALUES A SECURITY AT ITS COST AT THE TIME OF PURCHASE AND THEREAFTER ASSUMES A CONSTANT ACCRETION OF DISCOUNT OR AMORTIZATION OF PREMIUM TO MATURITY. IF THIS METHOD IS DETERMINED TO BE UNRELIABLE DURING CERTAIN MARKET CONDITIONS OR FOR OTHER REASONS, A FUND MAY VALUE ITS SECURITIES AT MARKET PRICE OR FAIR VALUE PRICES MAY BE DETERMINED IN GOOD FAITH USING METHODS APPROVED BY THE BOARD OF TRUSTEES. SHORT-TERM OBLIGATIONS WITH GREATER THAN 60 DAYS TO MATURITY WHEN PURCHASED, ARE VALUED AT MARK-TO-MARKET UNTIL THE 60TH DAY BEFORE MATURITY; THEN VALUED AT AMORTIZED COST TO MATURITY.

SHORT-TERM INVESTMENTS HELD AS COLLATERAL FOR LOANED SECURITIES ARE VALUED AT AMORTIZED COST, WHICH APPROXIMATES MARKET VALUE.

ADDITIONAL INFORMATION CONCERNING THE FUNDS' FAIR VALUE DETERMINATIONS PURSUANT TO THE REQUIREMENTS OF THE FINANCIAL ACCOUNTING STANDARDS BOARD ("FASB") STATEMENT NO. 157 FAIR VALUE MEASUREMENT ("STATEMENT 157") IS INCLUDED AT THE END OF THESE NOTES.

4) CAPITAL SHARES

THE PRO FORMA NET ASSET VALUE PER SHARE ASSUMES THE ISSUANCE OF SHARES OF THE ACQUIRING FUND THAT WOULD HAVE BEEN ISSUED AT NOVEMBER 30, 2008, IN CONNECTION WITH THE PROPOSED REORGANIZATION. THE NUMBER OF SHARES ASSUMED TO BE ISSUED IS EQUAL TO THE NET ASSET VALUE OF SHARES OF THE TARGET FUNDS DIVIDED BY THE NET ASSET VALUE PER SHARE OF THE SHARES OF ACQUIRING FUND AS OF NOVEMBER 30, 2008. THE PRO FORMA NUMBER OF SHARES OUTSTANDING, BY CLASS, FOR THE COMBINED FUND CONSISTS OF THE FOLLOWING AT NOVEMBER 30, 2008:

                     SHARES OF      ADDITIONAL SHARES   TOTAL OUTSTANDING
                   ACQUIRING FUND     ASSUMED ISSUED          SHARES
CLASS OF SHARES   PRE-COMBINATION   IN REORGANIZATION    POST-COMBINATION
---------------   ---------------   -----------------   -----------------
CLASS A                 5,331           2,244,685           2,250,016
CLASS C                     1              16,459              16,460
CLASS I               575,906           3,608,211           4,184,117

5) FEDERAL INCOME TAXES

EACH FUND HAS ELECTED TO BE TAXED AS A "REGULATED INVESTMENT COMPANY" UNDER THE INTERNAL REVENUE CODE. AFTER THE ACQUISITION, THE ACQUIRING FUND INTENDS TO CONTINUE TO QUALIFY AS A REGULATED INVESTMENT COMPANY, IF SUCH QUALIFICATION IS IN THE BEST INTERESTS OF ITS SHAREHOLDERS, BY COMPLYING WITH THE PROVISIONS AVAILABLE TO CERTAIN INVESTMENT COMPANIES, AS DEFINED IN APPLICABLE SECTIONS OF THE INTERNAL REVENUE CODE, AND TO MAKE DISTRIBUTIONS OF TAXABLE INCOME SUFFICIENT TO RELIEVE IT FROM ALL, OR SUBSTANTIALLY ALL, FEDERAL INCOME TAXES.

THE IDENTIFIED COST OF INVESTMENTS FOR THE FUNDS IS SUBSTANTIALLY THE SAME FOR BOTH FINANCIAL ACCOUNTING AND FEDERAL INCOME TAX PURPOSES. THE TAX COST OF INVESTMENTS WILL REMAIN UNCHANGED FOR THE COMBINED FUND.

6) In September 2006, FASB issued Statement 157. In accordance with Statement 157, fair value is defined as the price that the fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. Statement 157 established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of the fair value measurements for disclosure purposes. Inputs refer broadly to the assumption that market participants would use in pricing an asset. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

The Funds have adopted Statement 157 as of the commencement of investment operations on June 1, 2008. The adoption of Statement 157 did not have any material effect on the amounts reported in the Funds' financial statements. The market value table below illustrates the valuation hierarchy of the Funds' securities as of November 30, 2008.

                                     TARGET FUND               TARGET FUND             ACQUIRING FUND
                               ALLEGIANT MULTI-FACTOR      ALLEGIANT SMALL CAP     ALLEGIANT MULTI-FACTOR
                                 MID CAP GROWTH FUND           GROWTH FUND          SMALL CAP GROWTH FUND      PRO-FORMA COMBINED
                              ------------------------  ------------------------  ------------------------  ------------------------
                                              OTHER                     OTHER                     OTHER                     OTHER
                              INVESTMENTS   FINANCIAL   INVESTMENTS   FINANCIAL   INVESTMENTS   FINANCIAL   INVESTMENTS   FINANCIAL
                                   IN      INSTRUMENTS       IN      INSTRUMENTS       IN      INSTRUMENTS       IN      INSTRUMENTS
                               SECURITIES      (a)       SECURITIES      (a)       SECURITIES      (a)       SECURITIES      (a)
                              -----------  -----------  -----------  -----------  -----------  -----------  -----------  -----------
VALUATION INPUTS
   Level 1-Quoted Prices      $23,774,135      $--      $24,112,402      $--      $ 4,927,393      $--      $52,813,930      $--
   Level 2-Other Significant
      Observable Inputs           177,549       --          199,219       --           47,802       --          424,570       --
   Level 3-Significant
      Unobservable Inputs              --       --               --       --               --       --               --       --
                                                                                                            -----------      ---
   Total                      $23,951,684      $--      $24,311,621      $--      $ 4,975,195      $--      $53,238,500      $--
                              ===========      ===      ===========      ===      ===========      ===      ===========      ===

(a) Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as written options, short sales, currency contracts, futures, forward contracts and swap contracts.

To determine the valuation hierarchy, various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

Level 1-- quoted prices in active markets for identical securities

Level 2-- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3-- significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments

The inputs or methodology used for fair valuing securities are not necessarily and indication of the risk associated with investing in those securities.

PROXY                                                                      PROXY

                                 ALLEGIANT FUNDS

                         ALLEGIANT SMALL CAP GROWTH FUND
                   ALLEGIANT MULTI-FACTOR MID CAP GROWTH FUND
      NOTICE OF SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JULY 17, 2009

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF ALLEGIANT FUNDS (the "TRUST") and relates to the proposal with respect to the Allegiant Small Cap Growth Fund and Allegiant Multi-Factor Mid Cap Growth Fund (each a "FUND" and together the "FUNDS"), for use at the Special Meeting of Shareholders to be held July 17, 2009 at 11 a.m. (Eastern Time) in the offices of the Trust's Co-Administrator, PNC Global Investment Servicing (U.S.) Inc., 760 Moore Road, King of Prussia, Pennsylvania 19406 and at any adjournment thereof.

The undersigned hereby appoints Matthew Hostelley and David Lebisky and each of them, attorneys and proxies for the undersigned, with full power of substitution and resubstitution, to attend, vote and act for the undersigned at the above-referenced Special Meeting of Shareholders of the Funds, and at any adjournment or adjournments thereof, casting votes according to the number of shares of the Funds which the undersigned may be entitled to vote with respect to the proposals set forth on the reverse, and any other matters to come before the Special Meeting, in accordance with the specification indicated, if any, and with all the powers which the undersigned would possess if personally present, hereby revoking any prior proxy to vote at such Special Meeting, and hereby ratifying and confirming all that said attorneys and proxies, or each of them, may lawfully do by virtue hereof.

                                            VOTE VIA THE INTERNET:
                                            WWW.PROXY-DIRECT.COM
                                            VOTE VIA THE TELEPHONE:
                                            1-866-241-6192

                                            ------------------------------

                                            ------------------------------

                                            NOTE: Signature(s) should be exactly
                                            as name or names appearing on this
                                            proxy. If shares are held jointly,
                                            each holder should sign. If signing
                                            is by attorney, executor,
                                            administrator, trustee or guardian,
                                            please give full title.

                                            ------------------------------
                                            Signature(s)

                                            ------------------------------
                                            Signature(s)

                                            ------------------------------
                                            Date           AF_20127_052709









                                 VOTING OPTIONS
           READ YOUR PROXY STATEMENT AND HAVE IT AT HAND WHEN VOTING.


       [GRAPHIC OMITTED]               [GRAPHIC OMITTED]             [GRAPHIC OMITTED]               [GRAPHIC OMITTED]

     VOTE ON THE INTERNET               VOTE BY PHONE                   VOTE BY MAIL                  VOTE IN PERSON
          LOG ON TO:                  CALL 1-866-241-6192      VOTE, SIGN AND DATE THIS PROXY     ATTEND SHAREHOLDER MEETING
      WWW.PROXY-DIRECT.COM            FOLLOW THE RECORDED          CARD AND RETURN IN THE             760 MOORE ROAD
 FOLLOW THE ON-SCREEN INSTRUCTIONS       INSTRUCTIONS               POSTAGE-PAID ENVELOPE         KING OF PRUSSIA, PA, 19406
       AVAILABLE 24 HOURS              AVAILABLE 24 HOURS                                              ON JULY 17, 2009





           THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED ABOVE.

                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT



















                  PLEASE SIGN, DATE AND RETURN YOUR PROXY TODAY









PLEASE READ THE PROXY STATEMENT PRIOR TO VOTING.
TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS IN THIS EXAMPLE:







 1.  To consider a proposal to approve a Plan of Reorganization providing         FOR     AGAINST    ABSTAIN
     for the transfer of all of the assets and liabilities of the Allegiant       [ ]       [ ]         [ ]
     Small Cap Growth Fund and the Allegiant Multi-Factor Mid Cap Growth
     Fund (the "Selling Funds") in exchange solely for shares of beneficial interest of the Allegiant Multi-Factor Small Cap Growth Fund. The
     shares so received will be distributed to the Selling Funds and the
     Selling Funds will be terminated as soon as practicable thereafter.
     These actions are referred to as the "Reorganization."

 2. To transact such other business as may properly be brought before the meeting.








            PLEASE VOTE, DATE AND SIGN THIS PROXY CARD AND RETURN IT
                       PROMPTLY IN THE ENCLOSED ENVELOPE

                                 AF_20127_052709